UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21154
                                                     ---------------------

             Nuveen Connecticut Dividend Advantage Municipal Fund 3
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN Investments
Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
May 31, 2009
------------------  --------------------  ------------------  ------------------
NUVEEN CONNECTICUT  NUVEEN CONNECTICUT    NUVEEN CONNECTICUT  NUVEEN CONNECTICUT
PREMIUM INCOME      DIVIDEND ADVANTAGE    DIVIDEND ADVANTAGE  DIVIDEND ADVANTAGE
MUNICIPAL FUND      MUNICIPAL FUND        MUNICIPAL FUND 2    MUNICIPAL FUND 3
NTC                 NFC                   NGK                 NGO

------------------  --------------------  ------------------  ------------------
NUVEEN              NUVEEN MASSACHUSETTS  NUVEEN INSURED      NUVEEN MISSOURI
MASSACHUSETTS       DIVIDEND ADVANTAGE    MASSACHUSETTS       PREMIUM INCOME
PREMIUM INCOME      MUNICIPAL FUND        TAX-FREE ADVANTAGE  MUNICIPAL FUND
MUNICIPAL FUND      NMB                   MUNICIPAL FUND      NOM
NMT                                       NGX

                                                                        [MAY 09]

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                                                        LOGO: NUVEEN Investments

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
-------------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
July 23, 2009

                                                            Nuveen Investments 3

Portfolio Managers' Comments

Nuveen Investments Municipal Closed-End Funds NTC, NFC, NGK, NGO, NMT, NMB, NGX, NOM

Portfolio managers Cathryn Steeves and Scott Romans review economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of these eight Nuveen Funds. Cathryn, who joined Nuveen in 1996, has managed the Connecticut and Massachusetts Funds since 2006. Scott, who has been with Nuveen since 2000, assumed portfolio management responsibility for NOM in 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH PERIOD ENDED MAY 31, 2009?

During this period, downward pressure on the economy continued. In an effort to improve overall economic conditions, the Federal Reserve (Fed) continued to cut interest rates, lowering the fed funds rate from 2.00% June 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. (At its June 2009 meeting, subsequent to the reporting period, the Fed kept the target rate and bond purchase program unchanged.) Additionally, the federal government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package approved in February 2009.

The Fed's efforts and the stimulus package were partly in response to the decline in U.S. economic growth, as measured by the U.S. gross domestic product
(GDP), a closely watched gauge of economic performance. Since posting an annual growth rate of 2.8% in the second quarter of 2008, the GDP has contracted at annual rates of 0.5% in the third quarter of 2008, 6.3% in the fourth quarter of 2008, and 5.5% in the first quarter of 2009, all of which adds up to the worst recession in 50 years. The ongoing housing slump also continued to trouble the economy, with the average home price falling 18.1% nationally between April 2008 and April 2009, pushing home values to mid-2003 levels. In the labor markets, May 2009 marked the 17th consecutive month of job losses, with a total of 6.0 million jobs lost since the economic recession began in December 2007. The national unemployment rate for May 2009 was 9.4%, its highest point since 1983, up from 5.5% in May 2008. At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 27% drop in energy prices, fell 1.3%

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments
year-over-year as of May 2009, the largest twelve-month decline since 1950. The core CPI (which excludes food and energy) rose 1.8% over this same period, within the Fed's unofficial objective of 2.0% or lower for this measure.

During this period, the nation's financial institutions and markets--including the municipal bond market--experienced significant turmoil and reductions in demand for many types of securities, which decreased valuations. Stress in the financial and credit markets led to reduced liquidity, increased price volatility for most securities, and a general flight to quality, while reduction in demand resulted in decreased valuations across many types of securities. In the municipal market, this negative impact was felt across all credit ratings, particularly lower-rated credits, reducing the net asset values of municipal bond funds. In addition, some of the dealer firms that make markets in bonds were unwilling to commit capital to purchase or continue serving as dealers.

Municipal bond prices were further negatively impacted by concerns that a supply overhang (such as, a large backlog of new issues that had been postponed) would cause selling pressure to persist. Additionally, greater price volatility, including wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); greatly reduced liquidity (i.e., the ability to sell bonds at prices close to their carrying values), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade) all weighed down the market for much of this period. For the twelve-month period as a whole, bonds with shorter and intermediate maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Market conditions began to show some general signs of improvement in mid-December 2008, and municipal bonds were on an improving trend during the first five months of 2009. Another positive impact was the reduced supply of tax-exempt municipal debt, in part because of the introduction of "Build America" bonds in the final few months of the period. This new class of taxable municipal debt - created as part of the February 2009 economic stimulus package
- provides municipal issuers with a 35% annual federal income tax credit on their interest payments. For many borrowers, these bonds provided an attractive alternative to issuing traditional tax-exempt debt. The Build America bond program got off to a quick start and effectively diverted high-grade tax-exempt new-issue supply into the taxable market. Therefore, a combination of lower issuance along with higher demand provided additional support to municipal bond prices.

Over the twelve months ended May 31, 2009, municipal bond issuance nationwide totaled $410.3 billion, a drop of 12% compared with the twelve-month period ended May 31, 2008. While market conditions during this period impacted the demand for municipal bonds, investors, especially from the retail sector, continued to be attracted by high tax-equivalent yields of the municipal bond market relative to taxable bonds.

                                                            Nuveen Investments 5

HOW WERE THE ECONOMIC AND MARKET CONDITIONS IN CONNECTICUT, MASSACHUSETTS, AND MISSOURI DURING THIS PERIOD?

Connecticut's economy continued to be led by manufacturing, financial services and education/health services. Although down from 1980s levels, the defense industry also remained an important factor in the state's economy, with 25% of Connecticut's manufacturing jobs concentrated in that sector. The state ranked ninth in total defense dollars awarded among the 50 states. In 2008, Connecticut's economy contracted at a rate of 0.4%, which ranked the state 40th in the nation in terms of state GDP growth, compared with national average growth of 0.7%. Connecticut's economic contraction was due mainly to declines in manufacturing, finance, construction, and insurance. As of May 2009, the unemployment rate in Connecticut was 8.0%, up from 5.4% in May 2008. In February and March 2009, Moody's and Standard & Poor's (S&P) confirmed their ratings on Connecticut general obligation debt at Aa3 and AA, respectively, with stable outlooks. Fitch continued to rate the state at AA. Issuance of municipal debt in Connecticut during the twelve months ended May 31, 2009, totaled $6.4 billion, a year-over-year decrease of 10%. According to Moody's, Connecticut's tax-supported debt per capita was the second highest in the nation (following Massachusetts) in 2008.

Massachusetts' economy remained diverse, with growth led by education/health services, financial services and technology. The concentration of colleges and universities in Massachusetts added some employment stability and provided a source of well-educated workers for the commonwealth's service industries. Education-related jobs accounted for approximately 5% of Massachusetts' employment, twice the national average. As of May 2009, the jobless rate in Massachusetts had risen to 8.2%, from 4.9% in May 2008. While many sectors of the commonwealth's economy, especially financial services, have been under pressure during the current recession, Massachusetts has fared better economically than many other states. In February 2009, Moody's and Standard & Poor's (S&P) confirmed their ratings on Massachusetts general obligation debt at Aa2 and AA, respectively, while Fitch continued to rate Massachusetts at AA. Both Moody's and S&P maintained their stable outlooks. For the twelve months ended May 31, 2009, new municipal issuance in Massachusetts totaled $15.4 billion, a year-over-year increase of 17.4%.

Over the past twelve months, economic growth in Missouri was driven mainly by the government sector, education/health services, and professional and business services, followed by retail trade and manufacturing. While manufacturing as a whole has been contracting for nearly a decade, the decline accelerated as the global recession intensified. In May 2009, the jobless rate in Missouri was 9.0%, up from 5.8% in May 2008. As of May 2009, Moody's and Standard & Poor's (S&P) maintained their ratings on Missouri general obligation debt at Aaa and AAA, respectively, with stable outlooks, reflecting the state's conservative debt and fiscal management practices. During the twelve months ended May 31, 2009, new municipal issuance in Missouri totaled $5.1 billion, a year-over-year decrease of 18%.

6 Nuveen Investments

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS PERIOD?

During this period, as the municipal market remained under pressure from price volatility, reduced liquidity and fundamental economic concerns, we continued to focus on carefully monitoring liquidity and on finding bonds that offered relative value while seeking to invest for the long term.

In view of the relatively volatile market situation over the past twelve months, we believed that it was important to focus on managing and preserving liquidity. As part of this effort, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds into relatively consistent retail demand. In the Connecticut and Massachusetts Funds, these tended to be shorter maturity securities, while NOM generally sold bonds with intermediate maturities. Overall, our objective was to position the Funds somewhat more defensively by retaining slightly more cash than usual in order to improve the Funds' liquidity profiles and have the capital we needed to reinvest at opportune times.

On the whole, our investment activity during this volatile period was somewhat limited. In addition, we believed that the Funds were already appropriately structured in line with our long-term perspectives on credit and the yield curve. As events unfolded, we sought to capitalize on the environment by watching for attractive opportunities, many of which were created by market conditions, to reallocate some cash into new purchases. Overall, our strategies were selective and conservative, as we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. This was true in both the new issuance and secondary markets, where we were able to purchase bonds, especially lower-rated issues, at discounted prices as the result of selling by some municipal market participants, particularly during the last part of 2008. In general, our emphasis was on purchasing bonds with longer maturities to take advantage of the spreads offered by the extremely steep yield curve. In addition to the selling mentioned previously, cash for new purchases was provided by bond calls in the Connecticut Funds, while the majority of NOM's purchases were financed by reinvesting the proceeds from matured and called bonds.

In NGX, which must invest at least 80% of its net assets in a portfolio of insured municipal bonds, our investment activity was further limited by reduced supply as the number of suitable insurers and issues continued to decline. Insured securities comprised 18% of new supply in 2008, compared with 47% in 2007 and 12.4% in the first five months of 2009 versus 25.5% for the same period in 2008.

We continued to use inverse floating rate securities(1) in all eight Funds. We employ inverse floaters for a variety of reasons, including duration(2) management, income enhancement and as a form of leverage. As of May 31, 2009, all of the Funds continued to hold positions in inverse floaters.

(1) An inverse floating rate security, also known as inverse floaters is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

                                                            Nuveen Investments 7

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE FOR PERIODS ENDED 5/31/09

                                                      1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Connecticut Funds
NTC                                                     0.45%    4.04%     5.17%
NFC                                                     1.50%    4.85%      N/A
NGK                                                     2.52%    4.70%      N/A
NGO                                                     0.89%    4.23%      N/A

Massachusetts Funds
NMT                                                    -1.36%    3.77%     4.65%
NMB                                                    -0.70%    3.94%      N/A

Missouri Fund
NOM                                                    -2.92%    2.81%     4.46%

Lipper Other States Municipal Debt Funds Average(3)    -0.60%    3.80%     4.66%

Barclays Capital Municipal Bond Index(4)                3.57%    4.41%     4.95%

Standard & Poor's (S&P) National Municipal Bond
   Index(5)                                             2.02%    4.21%     4.81%

Insured Massachusetts Fund
NGX                                                     2.00%    4.72%      N/A

Lipper Single State Insured Municipal Debt
   Funds Average(6)                                    -2.21%    3.76%     4.87%

Barclays Capital Insured Municipal Bond Index(4)        3.71%    4.44%     5.09%

Standard & Poor's (S&P) National Insured Municipal
   Bond Index(5)                                        2.07%    4.18%     4.97%
--------------------------------------------------------------------------------

For the twelve months ended May 31, 2009, the total returns on common share net asset value (NAV) for all four of the Connecticut Funds exceeded the average return for the Lipper Other States Municipal Debt Funds Average, NMB performed in line with this Lipper group, while NMT and NOM lagged the average. All of the non-insured Funds underperformed the unleveraged Barclays Capital Municipal Bond Index. For the same period, NGX outperformed the Lipper Single State Insured Municipal Debt Funds Average, and underperformed the Barclays Capital Insured Municipal Bond Index. The comparative benchmarks and averages shown in the accompanying table include bonds from states in addition to Connecticut, Massachusetts and Missouri, which may make direct comparisons between the Funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, credit exposure and sector allocations, and individual security selection. In addition, the use of leverage was an important factor affecting

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 funds. Fund and Lipper returns assume reinvestment of dividends.

(4) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, while the Barclays Capital (formerly Lehman Brothers) Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Barclays Capital indexes do not reflect any expenses.

(5) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market, while the S&P National Insured Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the insured segment of the U.S. municipal bond market.

(6) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 44 funds; 5-year, 44 funds; and 10-year, 24 funds. Fund and Lipper returns assume reinvestment of dividends.

8 Nuveen Investments
the Funds' performances over this period. The impact of leverage is discussed in more detail on page 10.

Over the course of this twelve-month period, the municipal bond yield curve remained steep. Bonds in the Barclays Capital Municipal Bond Index with maturities of approximately two to twelve years, especially those maturing in four to eight years, benefited the most from the interest rate environment. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, with bonds having the longest maturities (22 years and longer) posting a loss for the period. For the most part, duration and yield curve positioning were neutral for performance in the Connecticut and Massachusetts Funds during this period. These Funds were generally underexposed to the shorter maturity categories, more heavily weighted in the intermediate part of the yield curve, and underweighted in the longer part of the curve. In NOM, a healthy overexposure to bonds with intermediate maturities made duration positioning modestly positive for this Fund's return.

While duration was an important factor impacting performance during this period, it was generally outweighed in significance by credit quality and sector allocations. Given the difficult economic environment and the disruptions in the financial markets, risk-averse investors put a priority on quality investments and bonds with higher credit quality exposure typically performed very well over the past twelve months. Bonds rated BBB or below and non-rated bonds generally posted poorer returns. On the whole, the Connecticut Funds benefited from their overweightings in AAA rated bonds, predominately in the higher education sector. However, NMT, NMB and NOM were negatively impacted by their overexposures to lower-rated and non-rated bonds, and NMB was additionally impacted by its exposure to the sub-investment grade category (bonds rated BB and lower). The insured NGX, which can invest up to 20% of its assets in uninsured investment-grade quality securities, held approximately 2% of its portfolio in bonds rated BBB or non-rated bonds judged to be of investment-grade quality as of May 31, 2009. Overall, the Fund benefited from its comparatively higher credit quality.

As mentioned earlier, all of these Funds used inverse floating rate securities. During this period, the impact of inverse floaters on performance varied, with inverse floaters based on higher credit quality bonds outperforming those that used lower-quality credits. All of these inverse floaters benefited the Funds by helping to support their income streams.

Pre-refunded(7) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the municipal bond market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. NFC, NGK, NGO, NGX and NOM were all overweighted in pre-refunded bonds relative to the market, with NGX having the highest allocation. Additional sectors of the market that generally made positive contributions to the Funds' returns included general obligation and other tax-supported bonds, water and sewer, education, and housing credits.

Holdings that generally detracted from the Funds' performances included industrial development revenue (IDR) and health care bonds. All of the Funds except NGX were negatively impacted by their exposure to IDRs, while the three Massachusetts Funds also were comparatively overweight in health care. NOM had relatively heavy allocations to the transportation sector, which underperformed the municipal market as a whole for

(7) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

                                                            Nuveen Investments 9
the period, and to the "other revenue" category, including tax increment financing (TIF) districts, which did not perform well. Zero coupon bonds also performed poorly, as did lower-rated tobacco bonds.

Individual security selection was also a factor in the Funds' performances during this period, In particular, the Fund's were impacted to varying degrees by the downgrades of municipal bond issuers and the subsequent impact on the returns and values of insured bonds.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In this unusual and volatile investment environment, another factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. During this period, leverage had a mixed impact on the total return performance of these Funds. Generally, leverage was a negative factor in the fall of 2008 and a positive factor in the spring of 2009.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned previously, NGX must invest at least 80% of its net assets in a portfolio of insured municipal bonds. At the time this report was prepared, there were no bond insurers rated AAA by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit watch evolving," "credit outlook developing," or "rating withdrawn," which may presage one or more rating reductions in the future. At the end of this reporting period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of NGX continued to be well diversified, and it is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality

10 Nuveen Investments
of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Funds' Board of Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of May 31, 2009, the amount of auction rate preferred securities redeemed and/or noticed for redemption, at par, by the Funds are as shown in the accompanying table.

                                                AUCTION RATE
                                            PREFERRED SHARES      % OF ORIGINAL
                                             REDEEMED AND/OR       AUCTION RATE
FUND                                  NOTICED FOR REDEMPTION   PREFERRED SHARES
--------------------------------------------------------------------------------
NTC                                           $    4,850,000               12.7%
NFC                                           $    2,250,000               11.5%
NGK                                           $    2,050,000               11.7%
NGO                                           $    3,725,000               11.6%
NMB                                           $      750,000                5.0%
--------------------------------------------------------------------------------

While the Funds' Board of Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of May 31, 2009, sixty-eight Nuveen closed-end municipal funds have redeemed and/or noticed for redemption, at par, a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                           Nuveen Investments 11

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended May 31, 2009, NMT had three monthly dividend increases, NTC, NGO, NMB and NGX each had two increases, NFC and NGK each had one increase, and NOM's dividend remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2008 as follows:

                                                        SHORT-TERM CAPITAL GAINS
                              LONG-TERM CAPITAL GAINS     AND/OR ORDINARY INCOME
FUND                                      (PER SHARE)                (PER SHARE)
--------------------------------------------------------------------------------
NTC                                       $    0.0083                $    0.0664
NFC                                       $    0.0422                $    0.0637
NGK                                       $    0.0362                $    0.0884
NMT                                       $    0.0230                $    0.0184
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

12 Nuveen Investments

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, the Funds have not repurchased any of their outstanding common shares.

As of May 31, 2009, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying table.

                                                  5/31/09  TWELVE-MONTH AVERAGE
FUND                                   +PREMIUM/-DISCOUNT    +PREMIUM/-DISCOUNT
--------------------------------------------------------------------------------
NTC                                                 -1.77%               - 8.41%
NFC                                                 -2.34%               - 3.02%
NGK                                                 +0.14%               - 4.27%
NGO                                                 -3.91%               - 8.14%
NMT                                                 -0.08%               - 8.51%
NMB                                                 +2.29%               + 0.77%
NGX                                                 -5.12%               - 1.76%
NOM                                                 +3.70%               + 4.06%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NTC Performance OVERVIEW | Nuveen Connecticut Premium Income Municipal Fund as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.35
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.59
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.77%
--------------------------------------------------------------------------------
Market Yield                                                               4.81%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.03%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    72,901
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.66
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.96
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                         0.32%       0.45%
--------------------------------------------------------------------------------
5-Year                                                         3.91%       4.04%
--------------------------------------------------------------------------------
10-Year                                                        3.20%       5.17%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          25.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.4%
--------------------------------------------------------------------------------
Health Care                                                                10.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             8.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.1%
--------------------------------------------------------------------------------
Other                                                                      13.0%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   42%
AA                                                                           30%
A                                                                             9%
BBB                                                                          16%
BB or Lower                                                                   1%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                                   $    0.049
Jul                                                                        0.049
Aug                                                                        0.049
Sep                                                                         0.05
Oct                                                                         0.05
Nov                                                                         0.05
Dec                                                                         0.05
Jan                                                                         0.05
Feb                                                                         0.05
Mar                                                                         0.05
Apr                                                                         0.05
May                                                                       0.0535

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                               $    14.06
                                                                           14.03
                                                                         14.0899
                                                                           14.17
                                                                           14.22
                                                                          14.156
                                                                           14.06
                                                                           13.82
                                                                            13.5
                                                                           13.75
                                                                           13.77
                                                                           13.68
                                                                            13.7
                                                                           13.65
                                                                           13.68
                                                                          13.767
                                                                           13.77
                                                                           13.63
                                                                           13.48
                                                                           13.52
                                                                           13.54
                                                                           13.54
                                                                           13.57
                                                                          13.572
                                                                           13.46
                                                                           13.62
                                                                           13.66
                                                                           13.56
                                                                           13.47
                                                                           13.46
                                                                           13.31
                                                                           13.28
                                                                           13.33
                                                                           13.28
                                                                           13.25
                                                                           13.33
                                                                           13.37
                                                                           13.32
                                                                           13.32
                                                                           13.33
                                                                           13.32
                                                                           13.35
                                                                           13.46
                                                                           13.49
                                                                         13.4601
                                                                           13.51
                                                                           13.56
                                                                           13.61
                                                                           13.59
                                                                            13.8
                                                                           13.85
                                                                           13.86
                                                                           13.87
                                                                         14.0501
                                                                           14.04
                                                                           14.01
                                                                          13.836
                                                                           13.76
                                                                            13.7
                                                                            13.7
                                                                           13.82
                                                                           13.78
                                                                           13.84
                                                                           13.84
                                                                           13.84
                                                                           13.75
                                                                           13.74
                                                                           13.74
                                                                           13.71
                                                                           13.77
                                                                           13.69
                                                                           13.59
                                                                           13.48
                                                                            13.4
                                                                            13.3
                                                                           13.17
                                                                            12.6
                                                                           12.36
                                                                           12.67
                                                                           12.44
                                                                           12.29
                                                                           12.45
                                                                            12.4
                                                                           12.34
                                                                              12
                                                                           11.75
                                                                           11.74
                                                                           11.68
                                                                           11.23
                                                                           10.51
                                                                           10.38
                                                                            10.2
                                                                            9.18
                                                                            9.02
                                                                           10.07
                                                                           10.22
                                                                            9.89
                                                                            9.89
                                                                           10.25
                                                                           10.65
                                                                           10.75
                                                                           10.99
                                                                           11.43
                                                                           11.38
                                                                         11.4201
                                                                            11.3
                                                                            11.6
                                                                           11.68
                                                                           11.77
                                                                           11.59
                                                                           12.04
                                                                           12.29
                                                                           12.15
                                                                           11.89
                                                                           11.76
                                                                           11.85
                                                                            11.5
                                                                           11.28
                                                                          11.072
                                                                           10.64
                                                                           10.64
                                                                           10.95
                                                                           10.95
                                                                           10.41
                                                                           10.45
                                                                           10.22
                                                                           10.21
                                                                           10.39
                                                                           10.39
                                                                           10.14
                                                                          10.118
                                                                         10.1239
                                                                           10.26
                                                                           10.25
                                                                           10.28
                                                                           10.45
                                                                           10.43
                                                                            9.46
                                                                            9.25
                                                                          8.8501
                                                                             9.3
                                                                           9.884
                                                                              10
                                                                            10.3
                                                                            10.4
                                                                           10.14
                                                                           10.39
                                                                           10.79
                                                                           10.69
                                                                            10.5
                                                                           10.54
                                                                           10.73
                                                                           10.82
                                                                            11.1
                                                                           10.95
                                                                            11.1
                                                                           11.62
                                                                         11.3499
                                                                           11.59
                                                                          11.198
                                                                            11.4
                                                                           11.48
                                                                           11.17
                                                                           11.21
                                                                           11.11
                                                                           11.09
                                                                            11.4
                                                                           11.62
                                                                           11.83
                                                                           11.75
                                                                           11.91
                                                                           11.91
                                                                           11.75
                                                                            12.1
                                                                           11.86
                                                                           11.87
                                                                           11.88
                                                                           11.88
                                                                           11.91
                                                                           11.93
                                                                              12
                                                                          11.934
                                                                           11.79
                                                                           11.68
                                                                           11.77
                                                                           11.56
                                                                           11.28
                                                                           11.35
                                                                           11.39
                                                                          11.312
                                                                           11.39
                                                                           11.39
                                                                           11.15
                                                                           10.96
                                                                         11.0899
                                                                           11.04
                                                                           11.05
                                                                            10.8
                                                                           10.75
                                                                           10.85
                                                                           10.75
                                                                            10.7
                                                                            10.9
                                                                           10.86
                                                                            10.9
                                                                           11.07
                                                                           11.17
                                                                           11.26
                                                                            11.1
                                                                         11.1799
                                                                           11.24
                                                                           11.28
                                                                           11.28
                                                                           11.41
                                                                           11.52
                                                                           11.61
                                                                           11.62
                                                                           11.63
                                                                           11.63
                                                                           11.63
                                                                          11.776
                                                                           11.75
                                                                           11.65
                                                                           11.65
                                                                           11.65
                                                                           11.93
                                                                         11.9199
                                                                           11.91
                                                                           11.95
                                                                           11.98
                                                                           11.98
                                                                           11.83
                                                                           11.94
                                                                           12.02
                                                                           12.38
                                                                           12.42
                                                                           12.42
                                                                         12.5976
                                                                           12.64
                                                                         12.7299
                                                                            12.6
                                                                            12.5
                                                                            13.1
                                                                           12.87
                                                                         13.1185
                                                                           13.15
                                                                           13.18
                                                                           13.15
                                                                           13.46
                                                                            13.3
                                                                           13.36
                                                                           13.44
                                                                           13.34
                                                                           13.37
                                                                         13.3501
5/31/09                                                                  13.3501

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0747 per share.

14 Nuveen Investments

NFC Performance OVERVIEW | Nuveen Connecticut Dividend Advantage Municipal Fund as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   50%
AA                                                                           27%
A                                                                             7%
BBB                                                                          12%
BB or Lower                                                                   2%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                                   $   0.0555
Jul                                                                       0.0555
Aug                                                                       0.0555
Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                        0.057

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                               $    14.94
                                                                           15.65
                                                                          15.841
                                                                           16.24
                                                                            16.2
                                                                           15.57
                                                                           15.46
                                                                            15.3
                                                                           15.25
                                                                            15.2
                                                                           15.27
                                                                           15.12
                                                                           15.12
                                                                           15.04
                                                                           14.67
                                                                           14.64
                                                                           14.64
                                                                            14.4
                                                                           14.32
                                                                           14.32
                                                                           14.32
                                                                           14.33
                                                                           14.33
                                                                           14.46
                                                                            14.5
                                                                            14.5
                                                                           14.76
                                                                              15
                                                                           14.83
                                                                           14.68
                                                                           14.55
                                                                           14.55
                                                                            14.8
                                                                            14.7
                                                                           14.64
                                                                           14.45
                                                                            14.6
                                                                           14.53
                                                                           14.38
                                                                           14.35
                                                                           14.35
                                                                           14.48
                                                                           14.64
                                                                            14.8
                                                                           14.87
                                                                           15.06
                                                                           14.87
                                                                           15.14
                                                                           15.14
                                                                           15.33
                                                                            15.3
                                                                           15.24
                                                                            15.3
                                                                           15.27
                                                                           15.27
                                                                            15.1
                                                                            15.1
                                                                           15.04
                                                                           15.04
                                                                            14.8
                                                                            14.8
                                                                           14.81
                                                                           14.59
                                                                            14.4
                                                                            14.4
                                                                           14.49
                                                                           14.53
                                                                           15.16
                                                                           14.99
                                                                           14.89
                                                                            14.8
                                                                            14.7
                                                                           14.51
                                                                           14.52
                                                                           14.52
                                                                           14.63
                                                                           14.94
                                                                           14.55
                                                                           14.65
                                                                           14.65
                                                                           14.51
                                                                         14.2501
                                                                           14.21
                                                                           14.13
                                                                         14.0001
                                                                           14.35
                                                                              14
                                                                           13.82
                                                                           14.46
                                                                           13.94
                                                                           13.46
                                                                           11.14
                                                                            10.5
                                                                             9.6
                                                                           11.44
                                                                           14.27
                                                                           14.27
                                                                           13.32
                                                                           12.32
                                                                           11.93
                                                                           12.56
                                                                            11.6
                                                                          12.315
                                                                           12.15
                                                                            12.8
                                                                           11.94
                                                                              12
                                                                           11.74
                                                                           12.05
                                                                          12.362
                                                                           12.49
                                                                           13.06
                                                                           12.77
                                                                            12.9
                                                                           13.02
                                                                           12.57
                                                                           12.53
                                                                            12.5
                                                                           12.18
                                                                            12.1
                                                                            12.1
                                                                           11.94
                                                                           11.69
                                                                           11.42
                                                                           11.44
                                                                           11.45
                                                                           11.49
                                                                           11.67
                                                                           11.67
                                                                           11.62
                                                                           11.77
                                                                           11.85
                                                                           11.75
                                                                              11
                                                                         11.2999
                                                                           10.97
                                                                         10.8299
                                                                          10.609
                                                                           10.63
                                                                           10.31
                                                                           10.21
                                                                           10.08
                                                                           10.28
                                                                           10.63
                                                                           10.59
                                                                           10.62
                                                                           10.65
                                                                            10.7
                                                                           10.65
                                                                           10.76
                                                                           10.94
                                                                            11.4
                                                                            11.7
                                                                           11.88
                                                                           11.86
                                                                           12.14
                                                                           12.34
                                                                           12.43
                                                                          12.316
                                                                           12.25
                                                                           12.25
                                                                           12.38
                                                                           12.44
                                                                            12.8
                                                                           12.64
                                                                           12.48
                                                                           12.55
                                                                            12.6
                                                                           12.68
                                                                           12.73
                                                                           12.73
                                                                           12.73
                                                                         12.8199
                                                                           12.82
                                                                         12.7199
                                                                         12.6975
                                                                           12.94
                                                                           12.92
                                                                            13.5
                                                                            13.5
                                                                            13.7
                                                                           13.51
                                                                           12.89
                                                                          12.731
                                                                         12.5001
                                                                           12.28
                                                                         12.0999
                                                                           12.18
                                                                           12.38
                                                                           12.34
                                                                           12.54
                                                                           12.54
                                                                            12.4
                                                                          12.261
                                                                           12.16
                                                                            11.9
                                                                            11.9
                                                                           11.45
                                                                           11.74
                                                                           11.76
                                                                            11.9
                                                                           11.89
                                                                           11.84
                                                                           11.84
                                                                           11.94
                                                                           12.02
                                                                           12.07
                                                                           12.39
                                                                           12.39
                                                                          12.309
                                                                          12.309
                                                                           12.35
                                                                         12.4799
                                                                         12.5999
                                                                         12.5999
                                                                          12.468
                                                                         12.7503
                                                                           13.12
                                                                              13
                                                                           13.05
                                                                           13.22
                                                                           13.08
                                                                           12.96
                                                                           12.92
                                                                           12.92
                                                                         12.9799
                                                                         12.9799
                                                                           13.74
                                                                         13.5823
                                                                           13.22
                                                                           13.22
                                                                           13.11
                                                                           13.25
                                                                           13.25
                                                                           13.45
                                                                         13.8001
                                                                              14
                                                                              14
                                                                         13.8701
                                                                              14
                                                                              14
                                                                            13.9
                                                                            13.9
                                                                            13.9
                                                                              14
                                                                              14
                                                                           13.95
                                                                           13.79
                                                                            13.7
                                                                           13.65
                                                                          13.618
                                                                            13.7
                                                                            13.9
                                                                           13.98
                                                                         13.7501
5/31/09                                                                  13.7501

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.75
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     14.08
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.34%
--------------------------------------------------------------------------------
Market Yield                                                               4.97%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.27%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    36,329
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.96
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.04
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -2.10%       1.50%
--------------------------------------------------------------------------------
5-Year                                                         4.90%       4.85%
--------------------------------------------------------------------------------
Since
Inception                                                      4.36%       5.44%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          23.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.6%
--------------------------------------------------------------------------------
Health Care                                                                 7.0%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.8%
--------------------------------------------------------------------------------
Other                                                                      10.8%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1059 per share.

                                                           Nuveen Investments 15

NGK Performance OVERVIEW | Nuveen Connecticut Dividend Advantage
Municipal Fund 2 as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     14.30
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     14.28
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  0.14%
--------------------------------------------------------------------------------
Market Yield                                                               4.95%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.24%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    33,092
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.77
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.83
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
1-Year                                                        1.40%        2.52%
--------------------------------------------------------------------------------
5-Year                                                        5.91%        4.70%
--------------------------------------------------------------------------------
Since
Inception                                                     5.04%        5.75%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          22.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            19.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.9%
--------------------------------------------------------------------------------
Health Care                                                                 8.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.6%
--------------------------------------------------------------------------------
Transportation                                                              4.3%
--------------------------------------------------------------------------------
Other                                                                      13.4%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   49%
AA                                                                           23%
A                                                                            12%
BBB                                                                          12%
BB or Lower                                                                   2%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                                   $    0.055
Jul                                                                        0.055
Aug                                                                        0.055
Sep                                                                        0.055
Oct                                                                        0.055
Nov                                                                        0.055
Dec                                                                        0.055
Jan                                                                        0.055
Feb                                                                        0.055
Mar                                                                        0.055
Apr                                                                        0.055
May                                                                        0.059

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                               $    15.18
                                                                           15.42
                                                                           15.78
                                                                          16.232
                                                                          16.484
                                                                           16.18
                                                                           16.23
                                                                           16.23
                                                                           15.64
                                                                           15.64
                                                                           15.64
                                                                           15.24
                                                                           14.51
                                                                         14.5079
                                                                         14.5079
                                                                           14.45
                                                                           14.46
                                                                           14.46
                                                                          14.401
                                                                           14.37
                                                                           14.37
                                                                           14.78
                                                                           15.02
                                                                           15.02
                                                                           15.02
                                                                           15.02
                                                                           15.55
                                                                            15.8
                                                                           16.09
                                                                           15.74
                                                                           15.47
                                                                           15.33
                                                                            15.3
                                                                            15.3
                                                                            15.1
                                                                              15
                                                                           15.57
                                                                           15.57
                                                                           15.32
                                                                           15.32
                                                                           15.32
                                                                           15.32
                                                                           15.32
                                                                            15.6
                                                                           15.42
                                                                           15.42
                                                                           15.42
                                                                            15.9
                                                                           15.64
                                                                           15.58
                                                                           15.47
                                                                           15.18
                                                                           15.02
                                                                           15.02
                                                                           14.76
                                                                           14.72
                                                                           14.76
                                                                           14.78
                                                                           14.78
                                                                           14.82
                                                                           14.82
                                                                           14.82
                                                                           14.97
                                                                              15
                                                                              15
                                                                         14.9301
                                                                           15.16
                                                                           15.16
                                                                           15.03
                                                                           14.98
                                                                           14.88
                                                                           14.82
                                                                         14.7799
                                                                         14.7799
                                                                            14.6
                                                                           14.82
                                                                           14.86
                                                                           14.69
                                                                           14.69
                                                                           14.69
                                                                           14.75
                                                                           14.75
                                                                           14.06
                                                                           13.95
                                                                            13.2
                                                                              13
                                                                            12.6
                                                                         12.3901
                                                                           12.06
                                                                           12.19
                                                                           11.24
                                                                           10.83
                                                                           10.73
                                                                             8.3
                                                                            9.45
                                                                           10.59
                                                                           10.65
                                                                           11.08
                                                                           11.26
                                                                           11.76
                                                                         11.9499
                                                                           12.29
                                                                           12.29
                                                                           11.22
                                                                            11.4
                                                                            12.1
                                                                           12.18
                                                                           12.06
                                                                           12.06
                                                                           12.51
                                                                           12.75
                                                                           13.23
                                                                          13.195
                                                                           12.98
                                                                           12.88
                                                                           12.88
                                                                         12.7899
                                                                         12.2915
                                                                           12.29
                                                                           12.27
                                                                            12.3
                                                                           11.69
                                                                           12.16
                                                                           11.78
                                                                           11.51
                                                                           11.48
                                                                            11.5
                                                                            11.8
                                                                            11.8
                                                                           11.89
                                                                           12.39
                                                                              12
                                                                           11.92
                                                                           11.49
                                                                         11.6966
                                                                           11.16
                                                                         10.7399
                                                                            9.75
                                                                            9.39
                                                                            9.35
                                                                            8.82
                                                                            9.26
                                                                            9.96
                                                                           10.48
                                                                          10.702
                                                                           10.75
                                                                           10.57
                                                                           11.19
                                                                         10.9853
                                                                           10.89
                                                                          11.016
                                                                           11.15
                                                                            11.8
                                                                           11.96
                                                                            11.7
                                                                           11.85
                                                                              12
                                                                           12.11
                                                                            12.2
                                                                            12.2
                                                                         11.7408
                                                                           11.99
                                                                          12.184
                                                                            12.6
                                                                           12.43
                                                                           12.44
                                                                           12.94
                                                                           12.94
                                                                           12.75
                                                                           12.75
                                                                           12.97
                                                                           12.97
                                                                         12.8999
                                                                          12.985
                                                                              13
                                                                            13.8
                                                                         13.2501
                                                                         13.3708
                                                                            13.4
                                                                           13.39
                                                                           13.39
                                                                         13.5225
                                                                            13.5
                                                                           13.26
                                                                           12.85
                                                                           12.41
                                                                           11.79
                                                                            11.7
                                                                           11.85
                                                                           11.85
                                                                           11.88
                                                                           11.88
                                                                           11.66
                                                                           11.54
                                                                           11.67
                                                                           11.41
                                                                           11.55
                                                                         11.4199
                                                                           11.59
                                                                           11.35
                                                                           11.27
                                                                           11.23
                                                                           11.36
                                                                         11.4799
                                                                            11.4
                                                                           11.35
                                                                           11.49
                                                                            11.6
                                                                           11.93
                                                                         11.9201
                                                                            12.1
                                                                           12.08
                                                                         12.0799
                                                                          12.104
                                                                           12.17
                                                                           12.66
                                                                           12.56
                                                                         12.4999
                                                                           12.76
                                                                           12.76
                                                                           12.75
                                                                           12.86
                                                                           12.86
                                                                            12.9
                                                                            12.8
                                                                           12.81
                                                                            13.1
                                                                            13.1
                                                                           13.15
                                                                           13.15
                                                                           13.15
                                                                           12.88
                                                                           12.88
                                                                         13.0631
                                                                            13.4
                                                                            13.9
                                                                            14.1
                                                                            14.2
                                                                          14.002
                                                                         14.1001
                                                                            14.2
                                                                            13.9
                                                                            13.9
                                                                            13.8
                                                                           13.85
                                                                           13.85
                                                                            13.9
                                                                            14.1
                                                                           14.45
                                                                           14.53
                                                                            14.5
                                                                            14.5
                                                                            14.5
                                                                            14.5
                                                                            14.3
5/31/09                                                                     14.3

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1246 per share.

16 Nuveen Investments

NGO Performance OVERVIEW | Nuveen Connecticut Dividend Advantage
Municipal Fund 3 as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           30%
A                                                                            10%
BBB                                                                          16%
BB or Lower                                                                   2%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                   $   0.0485
Jul                                                                       0.0485
Aug                                                                       0.0485
Sep                                                                         0.05
Oct                                                                         0.05
Nov                                                                         0.05
Dec                                                                         0.05
Jan                                                                         0.05
Feb                                                                         0.05
Mar                                                                         0.05
Apr                                                                         0.05
May                                                                        0.051

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                               $    13.66
                                                                            13.7
                                                                            13.8
                                                                           14.01
                                                                           13.82
                                                                          14.014
                                                                           14.11
                                                                           13.81
                                                                           14.02
                                                                           14.04
                                                                           14.05
                                                                           13.88
                                                                           13.55
                                                                         13.4701
                                                                           13.43
                                                                          13.517
                                                                           13.55
                                                                            13.4
                                                                           13.49
                                                                            13.6
                                                                            13.6
                                                                           13.68
                                                                           13.57
                                                                           13.34
                                                                           13.44
                                                                           13.32
                                                                           13.32
                                                                           13.45
                                                                           13.35
                                                                            13.4
                                                                           13.31
                                                                           13.25
                                                                            13.4
                                                                           13.36
                                                                           13.71
                                                                           13.58
                                                                           13.58
                                                                           13.58
                                                                           13.17
                                                                            13.2
                                                                            13.2
                                                                           13.29
                                                                           13.45
                                                                            13.4
                                                                           13.38
                                                                           13.38
                                                                          13.366
                                                                          13.592
                                                                           13.73
                                                                           13.73
                                                                           13.88
                                                                           13.65
                                                                           13.49
                                                                           13.32
                                                                           13.27
                                                                           13.26
                                                                          13.199
                                                                           13.45
                                                                           13.35
                                                                            13.5
                                                                            13.4
                                                                            13.4
                                                                            13.3
                                                                           13.46
                                                                           13.46
                                                                           13.29
                                                                           13.27
                                                                           13.25
                                                                           13.23
                                                                           13.37
                                                                           13.37
                                                                         13.2001
                                                                            13.2
                                                                            13.2
                                                                            13.2
                                                                           12.99
                                                                           12.81
                                                                           12.71
                                                                           13.02
                                                                           12.67
                                                                           12.98
                                                                           12.52
                                                                           12.66
                                                                           12.89
                                                                           12.12
                                                                           12.01
                                                                              12
                                                                           11.82
                                                                              12
                                                                            11.4
                                                                         10.1501
                                                                             9.8
                                                                            9.55
                                                                             8.7
                                                                           11.47
                                                                           11.15
                                                                           11.15
                                                                           10.93
                                                                            11.1
                                                                            11.4
                                                                            11.4
                                                                            11.1
                                                                           11.38
                                                                            11.7
                                                                         11.1901
                                                                           11.14
                                                                           10.99
                                                                          11.438
                                                                            11.5
                                                                           11.66
                                                                           11.66
                                                                            12.1
                                                                              12
                                                                              12
                                                                           11.73
                                                                         11.9999
                                                                           11.58
                                                                           11.02
                                                                          10.884
                                                                          10.856
                                                                           10.65
                                                                            10.6
                                                                            10.5
                                                                           11.05
                                                                            11.5
                                                                           11.29
                                                                           11.25
                                                                            11.5
                                                                            11.5
                                                                           10.81
                                                                           10.43
                                                                         10.2099
                                                                           10.11
                                                                         10.1999
                                                                            10.2
                                                                            10.1
                                                                              10
                                                                             9.5
                                                                            9.15
                                                                               9
                                                                          9.0104
                                                                            9.54
                                                                            9.71
                                                                            9.94
                                                                            9.76
                                                                            9.75
                                                                            9.89
                                                                            9.84
                                                                             9.9
                                                                            10.1
                                                                           10.09
                                                                            10.4
                                                                           10.75
                                                                           11.05
                                                                           11.12
                                                                           11.29
                                                                           11.48
                                                                           11.45
                                                                           11.21
                                                                            11.1
                                                                           11.15
                                                                          11.242
                                                                         11.1699
                                                                            11.3
                                                                           11.27
                                                                           11.06
                                                                           11.27
                                                                           11.51
                                                                           11.62
                                                                           11.67
                                                                           11.67
                                                                           11.67
                                                                            11.6
                                                                         11.6999
                                                                            11.8
                                                                           11.87
                                                                         11.9705
                                                                           11.96
                                                                           11.98
                                                                           11.98
                                                                           12.25
                                                                           12.25
                                                                           12.13
                                                                            11.9
                                                                           11.85
                                                                            11.5
                                                                           11.78
                                                                           11.57
                                                                            11.7
                                                                           11.58
                                                                           11.54
                                                                           11.54
                                                                           11.69
                                                                         11.1501
                                                                           11.23
                                                                           11.12
                                                                           10.96
                                                                         10.7448
                                                                           10.73
                                                                         10.7999
                                                                         11.0199
                                                                           10.86
                                                                           10.94
                                                                           10.75
                                                                         10.7799
                                                                         10.8973
                                                                         10.8565
                                                                         11.0699
                                                                           11.11
                                                                         11.2704
                                                                            11.2
                                                                         11.2399
                                                                         11.2299
                                                                           11.13
                                                                           11.22
                                                                           11.45
                                                                            11.5
                                                                           11.53
                                                                            11.6
                                                                           11.62
                                                                           11.67
                                                                           11.67
                                                                           11.67
                                                                           11.67
                                                                           11.53
                                                                           11.75
                                                                            11.7
                                                                          11.828
                                                                           11.89
                                                                           11.97
                                                                           11.97
                                                                            11.9
                                                                           11.91
                                                                         11.9761
                                                                           12.25
                                                                           12.21
                                                                           12.27
                                                                           12.38
                                                                           12.28
                                                                         12.5199
                                                                           12.72
                                                                           12.51
                                                                           12.36
                                                                           12.39
                                                                         12.4601
                                                                          12.642
                                                                            12.9
                                                                         12.8801
                                                                           13.19
                                                                            12.9
                                                                           13.05
                                                                           13.16
                                                                           13.11
                                                                            13.2
                                                                           13.04
5/31/09                                                                    13.04

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.04
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.57
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.91%
--------------------------------------------------------------------------------
Market Yield                                                               4.69%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.86%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    59,244
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.63
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.98
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/26/02)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
1-Year                                                        0.53%        0.89%
--------------------------------------------------------------------------------
5-Year                                                        5.06%        4.23%
--------------------------------------------------------------------------------
Since
Inception                                                     2.88%        4.08%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          18.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.9%
--------------------------------------------------------------------------------
Long-Term Care                                                              7.9%
--------------------------------------------------------------------------------
Health Care                                                                 6.2%
--------------------------------------------------------------------------------
Other                                                                      12.7%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 17

NMT Performance OVERVIEW | Nuveen Massachusetts Premium Income Municipal Fund as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.28
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.29
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -0.08%
--------------------------------------------------------------------------------
Market Yield                                                               5.51%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.08%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    63,321
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.26
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.45
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                         3.54%      -1.36%
--------------------------------------------------------------------------------
5-Year                                                         3.77%       3.77%
--------------------------------------------------------------------------------
10-Year                                                        3.57%       4.65%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          20.2%
--------------------------------------------------------------------------------
Health Care                                                                15.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.8%
--------------------------------------------------------------------------------
Transportation                                                              6.1%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.1%
--------------------------------------------------------------------------------
Other                                                                      10.4%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           37%
A                                                                             8%
BBB                                                                          10%
BB or Lower                                                                   2%
N/R                                                                           3%

2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                                   $   0.0515
Jul                                                                       0.0515
Aug                                                                       0.0515
Sep                                                                       0.0535
Oct                                                                       0.0535
Nov                                                                       0.0535
Dec                                                                       0.0535
Jan                                                                       0.0535
Feb                                                                       0.0535
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                        0.061

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                               $    13.56
                                                                          13.754
                                                                          13.838
                                                                           13.69
                                                                           13.58
                                                                           13.52
                                                                           13.44
                                                                            13.2
                                                                            13.2
                                                                          13.234
                                                                           13.24
                                                                           13.26
                                                                           13.12
                                                                           13.11
                                                                           12.74
                                                                           12.77
                                                                            12.7
                                                                          12.806
                                                                           12.84
                                                                           12.85
                                                                           12.83
                                                                           12.83
                                                                           12.89
                                                                           12.89
                                                                            13.1
                                                                           12.97
                                                                           12.93
                                                                           13.04
                                                                           12.96
                                                                          12.961
                                                                           12.94
                                                                           13.26
                                                                           13.21
                                                                           13.22
                                                                         13.1301
                                                                           12.91
                                                                            12.9
                                                                           12.89
                                                                           12.89
                                                                           13.08
                                                                           12.71
                                                                           12.72
                                                                           12.75
                                                                           12.83
                                                                         12.8799
                                                                           12.85
                                                                           12.77
                                                                          12.617
                                                                           12.76
                                                                          12.697
                                                                            12.8
                                                                           12.88
                                                                           12.95
                                                                          13.124
                                                                          13.124
                                                                          13.124
                                                                          13.124
                                                                          13.142
                                                                          13.142
                                                                           13.35
                                                                           12.89
                                                                            12.9
                                                                           12.99
                                                                           13.01
                                                                           13.01
                                                                           13.05
                                                                           13.03
                                                                           12.94
                                                                           13.07
                                                                            12.9
                                                                           12.93
                                                                           12.96
                                                                           12.91
                                                                            12.9
                                                                            12.8
                                                                           12.97
                                                                           12.97
                                                                          12.596
                                                                           12.58
                                                                         12.4701
                                                                            12.5
                                                                           12.36
                                                                          12.409
                                                                           12.42
                                                                           11.93
                                                                         11.8231
                                                                           11.78
                                                                           11.57
                                                                         11.5901
                                                                           10.47
                                                                           10.66
                                                                            9.95
                                                                           9.538
                                                                            8.82
                                                                              10
                                                                          10.027
                                                                            9.59
                                                                            9.46
                                                                            9.62
                                                                            9.93
                                                                           10.05
                                                                           10.25
                                                                           10.42
                                                                           10.39
                                                                           10.89
                                                                            10.7
                                                                           10.85
                                                                            10.5
                                                                            10.4
                                                                           10.59
                                                                            10.8
                                                                           10.95
                                                                           10.82
                                                                           10.88
                                                                              11
                                                                            10.9
                                                                           10.98
                                                                            10.6
                                                                         10.4401
                                                                           10.48
                                                                         10.0599
                                                                            9.85
                                                                            9.75
                                                                             9.4
                                                                            9.77
                                                                            9.61
                                                                             9.6
                                                                              10
                                                                              10
                                                                          10.257
                                                                           10.16
                                                                           10.33
                                                                            9.97
                                                                          9.3301
                                                                            9.53
                                                                            9.55
                                                                            9.34
                                                                            9.51
                                                                            9.15
                                                                             9.1
                                                                            9.03
                                                                            9.07
                                                                            9.35
                                                                            9.32
                                                                            9.48
                                                                            9.25
                                                                           9.176
                                                                            9.26
                                                                            9.24
                                                                            9.41
                                                                           9.706
                                                                           10.02
                                                                           10.51
                                                                           10.87
                                                                           10.74
                                                                              11
                                                                           11.21
                                                                           11.21
                                                                           11.31
                                                                           10.98
                                                                           11.09
                                                                           11.25
                                                                           11.65
                                                                           11.49
                                                                           11.19
                                                                           11.74
                                                                          11.688
                                                                         11.4124
                                                                           11.58
                                                                            11.7
                                                                         11.7257
                                                                         11.7257
                                                                           11.77
                                                                            11.7
                                                                         11.9799
                                                                           11.82
                                                                              12
                                                                              12
                                                                           11.89
                                                                              12
                                                                           12.23
                                                                           12.08
                                                                           12.49
                                                                           12.21
                                                                            12.2
                                                                           12.15
                                                                           12.19
                                                                           12.05
                                                                            12.2
                                                                           12.41
                                                                           12.38
                                                                           12.38
                                                                          11.662
                                                                            11.6
                                                                         11.6499
                                                                           11.57
                                                                            11.5
                                                                            11.4
                                                                           11.54
                                                                           11.48
                                                                           11.87
                                                                         12.1501
                                                                          11.924
                                                                           11.78
                                                                           11.83
                                                                           11.64
                                                                           11.73
                                                                          11.792
                                                                           12.09
                                                                           12.12
                                                                         12.3796
                                                                           12.65
                                                                           12.38
                                                                           12.49
                                                                           12.36
                                                                           12.39
                                                                           12.41
                                                                           12.32
                                                                            12.3
                                                                          12.278
                                                                           12.26
                                                                         12.0999
                                                                           12.08
                                                                           12.21
                                                                           12.21
                                                                           12.07
                                                                           11.97
                                                                           11.95
                                                                           11.87
                                                                          11.938
                                                                           12.07
                                                                           12.14
                                                                           12.21
                                                                           12.19
                                                                          12.342
                                                                           12.46
                                                                           12.63
                                                                           12.44
                                                                            12.5
                                                                          12.582
                                                                         12.8044
                                                                           12.85
                                                                           12.85
                                                                           12.59
                                                                           12.65
                                                                           12.65
                                                                           12.94
                                                                          13.003
                                                                           12.95
                                                                           13.14
                                                                           12.96
                                                                           12.97
                                                                           12.91
                                                                           13.02
                                                                           13.28
5/31/09                                                                    13.28

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0414 per share.

18 Nuveen Investments

NMB Performance OVERVIEW | Nuveen Massachusetts Dividend
Advantage Municipal Fund
as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   43%
AA                                                                           28%
A                                                                            12%
BBB                                                                          12%
BB or Lower                                                                   3%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                   $   0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565
Sep                                                                        0.058
Oct                                                                        0.058
Nov                                                                        0.058
Dec                                                                        0.058
Jan                                                                        0.058
Feb                                                                        0.058
Mar                                                                        0.058
Apr                                                                        0.058
May                                                                         0.06

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                               $    14.66
                                                                           14.91
                                                                           14.91
                                                                           14.91
                                                                           14.81
                                                                           14.81
                                                                           14.76
                                                                           14.71
                                                                           14.71
                                                                           14.94
                                                                           14.94
                                                                           15.15
                                                                              15
                                                                              15
                                                                         14.9563
                                                                            14.9
                                                                           14.74
                                                                           14.74
                                                                           14.69
                                                                           14.69
                                                                           14.36
                                                                           14.29
                                                                           14.31
                                                                           14.31
                                                                           14.31
                                                                           14.31
                                                                           14.21
                                                                           14.31
                                                                           14.21
                                                                           14.21
                                                                           14.11
                                                                           14.01
                                                                           14.01
                                                                           13.91
                                                                           14.01
                                                                           13.95
                                                                           13.95
                                                                            14.2
                                                                           14.25
                                                                           13.92
                                                                           13.84
                                                                           13.84
                                                                           13.74
                                                                           13.74
                                                                           13.71
                                                                           13.71
                                                                           13.75
                                                                           13.59
                                                                           13.59
                                                                           13.43
                                                                           13.48
                                                                           13.38
                                                                           13.49
                                                                           13.45
                                                                           13.45
                                                                           13.45
                                                                            13.5
                                                                           13.55
                                                                            13.5
                                                                           13.51
                                                                           13.51
                                                                            13.5
                                                                            13.5
                                                                           13.55
                                                                           13.55
                                                                         13.5899
                                                                           13.77
                                                                           13.67
                                                                           13.75
                                                                            13.7
                                                                           13.89
                                                                           13.89
                                                                           13.89
                                                                           13.81
                                                                           13.64
                                                                           13.75
                                                                            13.6
                                                                           13.44
                                                                           13.32
                                                                            13.3
                                                                            13.3
                                                                            13.5
                                                                            13.5
                                                                            13.6
                                                                           12.62
                                                                           12.86
                                                                           12.85
                                                                           12.85
                                                                           12.85
                                                                          12.143
                                                                          12.143
                                                                           11.83
                                                                           10.81
                                                                            8.68
                                                                            9.32
                                                                           10.01
                                                                           10.63
                                                                            11.8
                                                                           12.15
                                                                           11.95
                                                                           11.95
                                                                           11.95
                                                                           12.24
                                                                           12.24
                                                                           12.43
                                                                           12.21
                                                                           12.43
                                                                            12.9
                                                                            12.8
                                                                            12.8
                                                                            12.8
                                                                            12.8
                                                                              13
                                                                              13
                                                                           13.02
                                                                           13.05
                                                                           12.94
                                                                           12.32
                                                                           13.25
                                                                           12.55
                                                                            12.3
                                                                           11.95
                                                                           11.01
                                                                              11
                                                                           11.01
                                                                           11.26
                                                                           11.05
                                                                         11.0919
                                                                         11.0919
                                                                         11.1099
                                                                           10.84
                                                                            11.3
                                                                            11.3
                                                                           11.15
                                                                           11.15
                                                                            11.5
                                                                          10.898
                                                                           10.87
                                                                           10.99
                                                                         10.6915
                                                                         10.6915
                                                                            10.7
                                                                            11.2
                                                                          11.064
                                                                           11.19
                                                                         10.9301
                                                                         10.9301
                                                                           10.65
                                                                           10.62
                                                                           10.49
                                                                           10.59
                                                                           10.81
                                                                           11.07
                                                                         11.2001
                                                                           11.25
                                                                           11.78
                                                                           11.84
                                                                           11.85
                                                                         11.9799
                                                                         12.0137
                                                                           13.05
                                                                           13.19
                                                                            13.6
                                                                            13.8
                                                                            13.8
                                                                          13.798
                                                                            13.8
                                                                           13.05
                                                                            13.5
                                                                           13.75
                                                                              14
                                                                              14
                                                                            13.8
                                                                           13.95
                                                                              14
                                                                           14.89
                                                                           14.44
                                                                            14.8
                                                                         14.3701
                                                                            14.4
                                                                           14.49
                                                                            14.5
                                                                            14.9
                                                                            14.3
                                                                           13.99
                                                                           13.25
                                                                            12.6
                                                                           12.41
                                                                           12.45
                                                                           12.45
                                                                           12.45
                                                                           12.45
                                                                           12.23
                                                                           12.29
                                                                            12.5
                                                                            12.5
                                                                           12.57
                                                                           12.57
                                                                            12.8
                                                                           12.75
                                                                           13.78
                                                                           13.85
                                                                           13.52
                                                                           13.59
                                                                           13.59
                                                                           13.06
                                                                           13.11
                                                                          13.236
                                                                          13.236
                                                                          13.236
                                                                         13.3899
                                                                            13.1
                                                                            13.1
                                                                           12.92
                                                                           13.12
                                                                            13.9
                                                                           13.89
                                                                           13.51
                                                                         13.7992
                                                                           13.94
                                                                           13.94
                                                                            13.9
                                                                           13.42
                                                                         13.3701
                                                                          13.178
                                                                              14
                                                                              14
                                                                         14.0786
                                                                         14.0786
                                                                         14.0786
                                                                           14.25
                                                                           13.94
                                                                           14.23
                                                                           14.23
                                                                           14.12
                                                                              14
                                                                          13.803
                                                                          13.803
                                                                          13.349
                                                                           13.39
                                                                           14.14
                                                                           13.85
                                                                           13.85
                                                                            13.7
                                                                         13.9899
                                                                           14.36
                                                                         14.4999
                                                                         14.5416
                                                                           14.21
                                                                         13.9701
                                                                           13.94
                                                                           13.83
                                                                         13.8799
                                                                           13.78
                                                                           13.83
5/31/09                                                                    13.83

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.83
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.52
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  2.29%
--------------------------------------------------------------------------------
Market Yield                                                               5.21%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.64%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    26,530
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     17.29
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.28
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -0.04%      -0.70%
--------------------------------------------------------------------------------
5-Year                                                         4.20%       3.94%
--------------------------------------------------------------------------------
Since
Inception                                                      4.73%       5.27%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          24.8%
--------------------------------------------------------------------------------
Health Care                                                                16.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            10.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.5%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      8.0%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         7.9%
--------------------------------------------------------------------------------
Long-Term Care                                                              5.2%
--------------------------------------------------------------------------------
Other                                                                       8.6%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 19

NGX Performance OVERVIEW | Nuveen Insured Massachusetts Tax-Free
Advantage Municipal Fund
as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.15
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.86
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.12%
--------------------------------------------------------------------------------
Market Yield                                                               5.16%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                7.57%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    37,754
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.77
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.82
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -2.11%       2.00%
--------------------------------------------------------------------------------
5-Year                                                         3.83%       4.72%
--------------------------------------------------------------------------------
Since
Inception                                                      2.97%       4.63%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            24.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          15.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.3%
--------------------------------------------------------------------------------
Health Care                                                                 8.7%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.6%
--------------------------------------------------------------------------------
Other                                                                       5.4%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       32.7%
--------------------------------------------------------------------------------
AMBAC                                                                      21.1%
--------------------------------------------------------------------------------
FGIC                                                                       15.8%
--------------------------------------------------------------------------------
FSA                                                                        11.8%
--------------------------------------------------------------------------------
AGC                                                                        10.4%
--------------------------------------------------------------------------------
SYNCORA                                                                     8.2%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1,2)

                                  [PIE CHART]

Insured                                                                      60%
U.S. Guaranteed*                                                             25%
GNMA Guaranteed                                                               3%
AAA (Uninsured)                                                               2%
AA (Uninsured)                                                                6%
A (Uninsured)                                                                 2%
BBB (Uninsured)                                                               1%
BB (Uninsured)                                                                1%

* U.S. Guaranteed includes 22.5% (as a % of total investments) of insured securities.

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                   $   0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0565

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                               $     14.1
                                                                           14.25
                                                                           14.25
                                                                           14.25
                                                                           14.17
                                                                         14.3422
                                                                            14.3
                                                                           14.26
                                                                           14.26
                                                                           14.17
                                                                           14.17
                                                                           14.16
                                                                           13.85
                                                                            13.7
                                                                           14.23
                                                                          14.119
                                                                           13.86
                                                                           13.86
                                                                              14
                                                                              14
                                                                            13.9
                                                                           13.85
                                                                           14.07
                                                                            14.1
                                                                              14
                                                                              14
                                                                           14.07
                                                                            14.1
                                                                           13.96
                                                                           14.04
                                                                              14
                                                                              14
                                                                         14.0001
                                                                           14.37
                                                                           14.15
                                                                          14.186
                                                                         14.1599
                                                                           13.88
                                                                            13.9
                                                                            13.9
                                                                         13.7699
                                                                           13.73
                                                                           13.85
                                                                           13.44
                                                                           13.52
                                                                           13.52
                                                                         13.4399
                                                                           13.42
                                                                           13.49
                                                                           13.49
                                                                           13.52
                                                                           13.66
                                                                           13.66
                                                                         13.8099
                                                                           13.75
                                                                           13.95
                                                                           13.78
                                                                           13.78
                                                                         13.7401
                                                                           13.92
                                                                           13.92
                                                                           13.92
                                                                           13.83
                                                                           14.17
                                                                           14.17
                                                                            14.3
                                                                           14.36
                                                                           14.46
                                                                           14.42
                                                                           14.55
                                                                           14.32
                                                                           14.33
                                                                            14.2
                                                                            14.4
                                                                            14.4
                                                                           14.18
                                                                           14.14
                                                                           13.55
                                                                           13.51
                                                                            13.5
                                                                           13.03
                                                                           12.72
                                                                           13.15
                                                                           13.55
                                                                            12.2
                                                                            12.7
                                                                            12.7
                                                                            12.9
                                                                           13.65
                                                                           12.53
                                                                           12.46
                                                                          12.024
                                                                           12.01
                                                                           11.06
                                                                           11.99
                                                                            11.5
                                                                            11.5
                                                                              11
                                                                          11.705
                                                                         11.9269
                                                                         11.9269
                                                                            12.2
                                                                           13.21
                                                                           13.45
                                                                         13.5001
                                                                           13.85
                                                                           13.05
                                                                           13.02
                                                                           12.81
                                                                          12.728
                                                                           12.81
                                                                         12.6001
                                                                           12.52
                                                                           13.41
                                                                              13
                                                                            13.3
                                                                          13.232
                                                                           13.34
                                                                              13
                                                                            13.1
                                                                           12.26
                                                                            11.9
                                                                           11.13
                                                                            11.4
                                                                          11.722
                                                                           11.75
                                                                           11.55
                                                                           11.59
                                                                           11.59
                                                                            11.7
                                                                            12.2
                                                                           12.32
                                                                           12.15
                                                                           12.09
                                                                           12.46
                                                                           12.22
                                                                         11.9699
                                                                         11.1701
                                                                         10.9999
                                                                           10.91
                                                                           10.14
                                                                            10.2
                                                                           10.38
                                                                           10.65
                                                                            10.6
                                                                           10.45
                                                                           10.59
                                                                           10.92
                                                                           10.61
                                                                            10.9
                                                                            11.4
                                                                           11.41
                                                                           12.19
                                                                         12.3501
                                                                            12.4
                                                                           12.59
                                                                           12.78
                                                                           12.95
                                                                           13.01
                                                                           12.76
                                                                           12.82
                                                                          13.192
                                                                           13.25
                                                                           12.99
                                                                         12.7901
                                                                           12.73
                                                                           12.93
                                                                           12.91
                                                                         13.0225
                                                                           12.91
                                                                           12.91
                                                                           12.91
                                                                           12.93
                                                                           12.97
                                                                            13.2
                                                                            13.3
                                                                           13.45
                                                                           13.38
                                                                         13.5301
                                                                           13.42
                                                                           13.42
                                                                            13.4
                                                                            13.4
                                                                            13.4
                                                                            13.4
                                                                            13.3
                                                                           13.65
                                                                            13.2
                                                                            13.2
                                                                            13.2
                                                                           13.06
                                                                           13.06
                                                                           13.08
                                                                            13.1
                                                                           13.45
                                                                           13.35
                                                                           13.25
                                                                           12.98
                                                                           12.95
                                                                          12.948
                                                                           12.75
                                                                           12.75
                                                                           12.95
                                                                           12.95
                                                                         13.1903
                                                                           13.01
                                                                           13.01
                                                                         13.1999
                                                                            13.2
                                                                           13.36
                                                                           13.36
                                                                            13.8
                                                                           13.76
                                                                           13.82
                                                                            13.8
                                                                           13.99
                                                                              14
                                                                           13.87
                                                                           13.95
                                                                              14
                                                                              14
                                                                              14
                                                                              14
                                                                           13.69
                                                                           13.62
                                                                          13.773
                                                                           13.74
                                                                           13.77
                                                                           13.73
                                                                           13.88
                                                                           13.88
                                                                           13.93
                                                                           13.93
                                                                         13.7201
                                                                           13.39
                                                                           13.33
                                                                          13.585
                                                                           13.31
                                                                           13.27
                                                                           13.18
                                                                           12.97
                                                                              13
                                                                         12.9772
                                                                           12.87
                                                                           12.91
                                                                           12.91
                                                                           13.04
                                                                         13.0598
                                                                         13.0999
                                                                           13.06
                                                                           13.05
                                                                           13.03
                                                                         13.0999
                                                                           13.15
                                                                           13.15
5/31/09                                                                    13.15

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

20 Nuveen Investments

NOM Performance OVERVIEW | Nuveen Missouri Premium Income Municipal Fund as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   45%
AA                                                                           17%
A                                                                            16%
BBB                                                                           5%
N/R                                                                          17%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                   $   0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                       0.0545
Oct                                                                       0.0545
Nov                                                                       0.0545
Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                       0.0545

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                               $    15.09
                                                                           14.48
                                                                           14.48
                                                                           14.14
                                                                           14.14
                                                                           14.15
                                                                           14.15
                                                                            13.9
                                                                           13.99
                                                                           14.35
                                                                            14.3
                                                                           13.91
                                                                           14.23
                                                                           14.05
                                                                           13.59
                                                                           13.74
                                                                           13.74
                                                                           13.74
                                                                              14
                                                                            13.9
                                                                            13.9
                                                                            13.9
                                                                              14
                                                                              14
                                                                              14
                                                                              14
                                                                           13.95
                                                                           13.95
                                                                              14
                                                                            13.7
                                                                            13.7
                                                                            13.7
                                                                            13.7
                                                                           13.59
                                                                            13.5
                                                                            13.5
                                                                           13.78
                                                                           13.89
                                                                           14.09
                                                                           14.09
                                                                           13.52
                                                                           13.55
                                                                           13.56
                                                                           13.61
                                                                            13.7
                                                                           13.62
                                                                            13.8
                                                                            14.3
                                                                            14.3
                                                                           14.15
                                                                            14.4
                                                                           14.34
                                                                           14.38
                                                                           14.16
                                                                           14.18
                                                                           13.88
                                                                           13.88
                                                                            13.9
                                                                            13.9
                                                                            13.9
                                                                            13.9
                                                                         13.8799
                                                                           13.98
                                                                           13.65
                                                                           13.65
                                                                           13.52
                                                                            13.6
                                                                            13.7
                                                                           13.68
                                                                            13.8
                                                                            13.8
                                                                           13.56
                                                                           13.46
                                                                           13.46
                                                                           13.46
                                                                         13.6501
                                                                           13.75
                                                                           13.48
                                                                            13.8
                                                                            13.8
                                                                            13.8
                                                                            13.8
                                                                              13
                                                                            12.2
                                                                            12.2
                                                                           12.25
                                                                            12.3
                                                                            12.4
                                                                           12.41
                                                                          12.252
                                                                           11.55
                                                                           11.55
                                                                           11.55
                                                                         11.3501
                                                                              12
                                                                              12
                                                                              12
                                                                              12
                                                                            11.6
                                                                           11.25
                                                                           11.25
                                                                           11.15
                                                                           11.29
                                                                           10.81
                                                                           12.06
                                                                           12.07
                                                                         12.0792
                                                                           11.52
                                                                            12.5
                                                                            12.9
                                                                         12.7999
                                                                            12.8
                                                                         12.3201
                                                                         12.3201
                                                                         12.0686
                                                                            11.7
                                                                            11.7
                                                                           11.45
                                                                            11.6
                                                                           11.24
                                                                           11.09
                                                                              11
                                                                            10.6
                                                                            10.5
                                                                           10.75
                                                                           10.99
                                                                              11
                                                                              11
                                                                              11
                                                                              11
                                                                           10.96
                                                                         10.7999
                                                                              11
                                                                              11
                                                                          11.072
                                                                            10.9
                                                                            10.6
                                                                           10.08
                                                                          9.6799
                                                                             9.5
                                                                             9.6
                                                                            9.37
                                                                          10.557
                                                                           10.42
                                                                          9.9001
                                                                           10.27
                                                                            10.8
                                                                            10.6
                                                                            10.5
                                                                           10.87
                                                                           12.08
                                                                         12.1501
                                                                           12.25
                                                                         12.1501
                                                                            11.9
                                                                            11.9
                                                                           12.05
                                                                            12.1
                                                                           12.49
                                                                           12.44
                                                                           12.73
                                                                            12.5
                                                                           12.49
                                                                           12.47
                                                                           12.47
                                                                           12.65
                                                                         12.7701
                                                                         12.5438
                                                                              13
                                                                         12.8099
                                                                            12.6
                                                                            12.6
                                                                              13
                                                                           12.85
                                                                         13.1916
                                                                           13.17
                                                                            13.2
                                                                           13.25
                                                                           12.85
                                                                           12.85
                                                                              13
                                                                              13
                                                                         12.3001
                                                                         12.0101
                                                                           12.12
                                                                           11.95
                                                                           11.98
                                                                            12.4
                                                                           12.16
                                                                           12.16
                                                                           12.35
                                                                           12.35
                                                                           12.11
                                                                            12.8
                                                                            13.2
                                                                            13.2
                                                                           13.14
                                                                              13
                                                                              13
                                                                           13.17
                                                                         13.3101
                                                                         13.3101
                                                                         13.4099
                                                                           13.28
                                                                            12.9
                                                                            12.9
                                                                            12.9
                                                                           12.74
                                                                           12.73
                                                                           12.55
                                                                              12
                                                                         11.9999
                                                                         11.9999
                                                                         11.9999
                                                                         11.9999
                                                                          12.192
                                                                           12.19
                                                                           12.23
                                                                           12.41
                                                                           12.66
                                                                           12.66
                                                                           12.48
                                                                           13.05
                                                                           13.05
                                                                         13.0399
                                                                           13.35
                                                                           13.29
                                                                           13.29
                                                                         13.2901
                                                                         13.2901
                                                                         13.2901
                                                                           13.48
                                                                            13.2
                                                                           13.85
                                                                         13.5501
                                                                           13.65
                                                                           13.55
                                                                           13.36
                                                                          13.285
                                                                           13.15
                                                                              13
                                                                           13.44
                                                                           13.31
                                                                           13.31
                                                                            13.2
                                                                            13.2
                                                                         13.2614
                                                                            13.6
                                                                            13.6
                                                                            13.5
                                                                           13.25
                                                                           13.25
                                                                           13.25
                                                                           13.25
                                                                            12.9
5/31/09                                                                     12.9

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.90
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     12.44
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  3.70%
--------------------------------------------------------------------------------
Market Yield                                                               5.07%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.49%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    28,734
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     12.23
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.51
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -7.83%      -2.92%
--------------------------------------------------------------------------------
5-Year                                                         2.02%       2.81%
--------------------------------------------------------------------------------
10-Year                                                        4.45%       4.46%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     24.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     17.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.4%
--------------------------------------------------------------------------------
Health Care                                                                13.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         4.8%
--------------------------------------------------------------------------------
Long-Term Care                                                              4.7%
--------------------------------------------------------------------------------
Other                                                                      11.7%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 21

NTC | Shareholder MEETING REPORT
NFC |

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 13, 2009, and additionally adjourned to March 17, 2009.

                                                                                NTC                           NFC
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                   Common and
                                                                       Preferred      Preferred      Preferred      Preferred
                                                                   shares voting  shares voting  shares voting  shares voting
                                                                        together       together       together       together
                                                                      as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES AND BELOW
INVESTMENT GRADE SECURITIES.
   For                                                                 2,777,559            176      1,283,556             60
   Against                                                               182,388             21        103,421              2
   Abstain                                                               105,809             21         40,000              2
   Broker Non-Votes                                                      969,482          1,046        357,183            420
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               4,035,238          1,264      1,784,160            484
=============================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                 2,783,076            176      1,270,601             60
   Against                                                               165,450             21        110,671              2
   Abstain                                                               117,230             21         45,705              2
   Broker Non-Votes                                                      969,482          1,046        357,183            420
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               4,035,238          1,264      1,784,160            484
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                 2,774,232            176             --             --
   Against                                                               186,289             21             --             --
   Abstain                                                               105,235             21             --             --
   Broker Non-Votes                                                      969,482          1,046             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               4,035,238          1,264             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICIES RELATING TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN INSURED MUNICIPAL SECURITIES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                                 2,753,043            176             --             --
   Against                                                               198,420             21             --             --
   Abstain                                                               114,293             21             --             --
   Broker Non-Votes                                                      969,482          1,046             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               4,035,238          1,264             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                                 2,766,311            176             --             --
   Against                                                               181,910             21             --             --
   Abstain                                                               117,535             21             --             --
   Broker Non-Votes                                                      969,482          1,046             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               4,035,238          1,264             --             --
=============================================================================================================================

 22   Nuveen Investments

                                                                                NTC                          NFC
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                    Common and
                                                                       Preferred      Preferred      Preferred      Preferred
                                                                   shares voting  shares voting  shares voting  shares voting
                                                                        together       together       together       together
                                                                      as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                 2,763,484            176             --             --
   Against                                                               164,494             21             --             --
   Abstain                                                               137,778             21             --             --
   Broker Non-Votes                                                      969,482          1,046             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               4,035,238          1,264             --             --
=============================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                 3,861,860             --      1,716,387             --
   Withhold                                                              168,336             --         67,581             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               4,030,196             --      1,783,968             --
=============================================================================================================================
William C. Hunter
   For                                                                        --          1,208             --            482
   Withhold                                                                   --             50             --              2
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --          1,258             --            484
=============================================================================================================================
David J. Kundert
   For                                                                 3,862,871             --      1,716,387             --
   Withhold                                                              167,325             --         67,581             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               4,030,196             --      1,783,968             --
=============================================================================================================================
William J. Schneider
   For                                                                        --          1,208             --            482
   Withhold                                                                   --             50             --              2
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --          1,258             --            484
=============================================================================================================================
Terence J. Toth
   For                                                                 3,859,653             --      1,713,387             --
   Withhold                                                              170,543             --         70,581             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               4,030,196             --      1,783,968             --
=============================================================================================================================

                                                           Nuveen Investments 23

NGO |

                                                                               NGK                            NGO
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                    Common and
                                                                       Preferred      Preferred      Preferred      Preferred
                                                                   shares voting  shares voting  shares voting  shares voting
                                                                        together       together       together       together
                                                                      as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                                                 1,115,703            102      2,134,426            292
   Against                                                                70,483             16        145,727              3
   Abstain                                                                26,914             17         53,451             29
   Broker Non-Votes                                                      425,065            396        754,908            679
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,638,165            531      3,088,512          1,003
=============================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                 1,127,811            102      2,144,811            292
   Against                                                                61,468             16        124,434              3
   Abstain                                                                23,821             17         64,359             29
   Broker Non-Votes                                                      425,065            396        754,908            679
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,638,165            531      3,088,512          1,003
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICIES
RELATING TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN INSURED MUNICIPAL SECURITIES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================

24 Nuveen Investments

                                                                               NGK                            NGO
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                    Common and
                                                                       Preferred      Preferred      Preferred      Preferred
                                                                   shares voting  shares voting  shares voting  shares voting
                                                                        together       together       together       together
                                                                      as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                 1,582,803             --      2,981,576             --
   Withhold                                                               55,359             --        106,935             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,638,162             --      3,088,511             --
=============================================================================================================================
William C. Hunter
   For                                                                        --            503             --            983
   Withhold                                                                   --             25             --             19
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --            528             --          1,002
=============================================================================================================================
David J. Kundert
   For                                                                 1,582,472             --      2,981,576             --
   Withhold                                                               55,690             --        106,935             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,638,162             --      3,088,511             --
=============================================================================================================================
William J. Schneider
   For                                                                        --            503             --            983
   Withhold                                                                   --             25             --             19
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --            528             --          1,002
=============================================================================================================================
Terence J. Toth
   For                                                                 1,582,472             --      2,975,119             --
   Withhold                                                               55,690             --        113,392             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,638,162             --      3,088,511             --
=============================================================================================================================

                                                           Nuveen Investments 25

NMB |

                                                                               NMT                           NMB
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                    Common and
                                                                       Preferred      Preferred      Preferred      Preferred
                                                                   shares voting  shares voting  shares voting  shares voting
                                                                        together       together       together       together
                                                                      as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES AND BELOW
INVESTMENT GRADE SECURITIES.
   For                                                                 2,257,685            178        904,009             71
   Against                                                                96,009             43         22,014             37
   Abstain                                                                78,806              9         63,599             12
   Broker Non-Votes                                                      657,813            663        274,341            351
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               3,090,313            893      1,263,963            471
=============================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                 2,287,842            186        907,505             71
   Against                                                                77,371             35         17,341             37
   Abstain                                                                67,287              9         64,776             12
   Broker Non-Votes                                                      657,813            663        274,341            351
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               3,090,313            893      1,263,963            471
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                 2,217,380            183             --             --
   Against                                                               153,160             38             --             --
   Abstain                                                                61,960              9             --             --
   Broker Non-Votes                                                      657,813            663             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               3,090,313            893             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICIES
RELATING TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN INSURED MUNICIPAL SECURITIES.
   For                                                                        --             --             --             --
   Against                                                                    --             --             --             --
   Abstain                                                                    --             --             --             --
   Broker Non-Votes                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                                 2,227,203            186             --             --
   Against                                                               126,088             35             --             --
   Abstain                                                                79,209              9             --             --
   Broker Non-Votes                                                      657,813            663             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               3,090,313            893             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                                 2,252,099            178             --             --
   Against                                                               103,791             43             --             --
   Abstain                                                                76,610              9             --             --
   Broker Non-Votes                                                      657,813            663             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               3,090,313            893             --             --
=============================================================================================================================

26 Nuveen Investments

                                                                                NMT                          NMB
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                    Common and
                                                                       Preferred      Preferred      Preferred      Preferred
                                                                   shares voting  shares voting  shares voting  shares voting
                                                                        together       together       together       together
                                                                      as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                 2,231,151            186             --             --
   Against                                                               121,469             35             --             --
   Abstain                                                                79,880              9             --             --
   Broker Non-Votes                                                      657,813            663             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               3,090,313            893             --             --
=============================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                 3,002,921             --      1,194,165             --
   Withhold                                                               86,598             --         69,798             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               3,089,519             --      1,263,963             --
=============================================================================================================================
William C. Hunter
   For                                                                        --            791             --            364
   Withhold                                                                   --             67             --            107
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --            858             --            471
=============================================================================================================================
David J. Kundert
   For                                                                 3,003,521             --      1,196,308             --
   Withhold                                                               85,998             --         67,655             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               3,089,519             --      1,263,963             --
=============================================================================================================================
William J. Schneider
   For                                                                        --            791             --            364
   Withhold                                                                   --             67             --            107
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --            858             --            471
=============================================================================================================================
Terence J. Toth
   For                                                                 3,003,521             --      1,196,349             --
   Withhold                                                               85,998             --         67,614             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               3,089,519             --      1,263,963             --
=============================================================================================================================

                                                           Nuveen Investments 27

NOM |

                                                                               NGX                           NOM
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                    Common and
                                                                       Preferred      Preferred      Preferred      Preferred
                                                                   shares voting  shares voting  shares voting  shares voting
                                                                        together       together       together       together
                                                                      as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES AND BELOW
INVESTMENT GRADE SECURITIES.
   For                                                                        --             --      1,299,823             81
   Against                                                                    --             --         88,579             15
   Abstain                                                                    --             --         12,251             --
   Broker Non-Votes                                                           --             --        197,388            474
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --      1,598,041            570
=============================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                        --             --      1,304,835             81
   Against                                                                    --             --         79,668             15
   Abstain                                                                    --             --         16,150             --
   Broker Non-Votes                                                           --             --        197,388            474
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --      1,598,041            570
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                        --             --      1,270,890             81
   Against                                                                    --             --        110,602             15
   Abstain                                                                    --             --         19,161             --
   Broker Non-Votes                                                           --             --        197,388            474
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --      1,598,041            570
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICIES
RELATING TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES.
   For                                                                 1,223,437            132             --             --
   Against                                                                72,884             30             --             --
   Abstain                                                                44,108             14             --             --
   Broker Non-Votes                                                      384,450            554             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,724,879            730             --             --
=============================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN INSURED MUNICIPAL SECURITIES.
   For                                                                 1,236,238            132             --             --
   Against                                                                47,741             30             --             --
   Abstain                                                                56,450             14             --             --
   Broker Non-Votes                                                      384,450            554             --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,724,879            730             --             --
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                                        --             --      1,277,942             81
   Against                                                                    --             --        104,155             15
   Abstain                                                                    --             --         18,556             --
   Broker Non-Votes                                                           --             --        197,388            474
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --      1,598,041            570
=============================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                                        --             --      1,300,430             63
   Against                                                                    --             --         78,909             33
   Abstain                                                                    --             --         21,314             --
   Broker Non-Votes                                                           --             --        197,388            474
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --      1,598,041            570
=============================================================================================================================

28 Nuveen Investments

                                                                               NGX                           NOM
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                    Common and
                                                                       Preferred      Preferred      Preferred      Preferred
                                                                   shares voting  shares voting  shares voting  shares voting
                                                                        together       together       together       together
                                                                      as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                        --             --      1,298,429             78
   Against                                                                    --             --         81,715             15
   Abstain                                                                    --             --         20,509              3
   Broker Non-Votes                                                           --             --        197,388            474
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --             --      1,598,041            570
=============================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                 1,673,360             --      1,541,566             --
   Withhold                                                               51,518             --         53,436             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,724,878             --      1,595,002             --
=============================================================================================================================
William C. Hunter
   For                                                                        --            692             --            506
   Withhold                                                                   --             38             --             25
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --            730             --            531
=============================================================================================================================
David J. Kundert
   For                                                                 1,672,401             --      1,540,816             --
   Withhold                                                               52,477             --         54,186             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,724,878             --      1,595,002             --
=============================================================================================================================
William J. Schneider
   For                                                                        --            692             --            506
   Withhold                                                                   --             38             --             25
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --            730             --            531
=============================================================================================================================
Terence J. Toth
   For                                                                 1,675,004             --      1,541,916             --
   Withhold                                                               49,874             --         53,086             --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                               1,724,878             --      1,595,002             --
=============================================================================================================================

                                                           Nuveen Investments 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund (the Funds) as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund at May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
July 23, 2009

30 Nuveen Investments

NTC | Nuveen Connecticut Premium Income Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.5% (1.0% OF TOTAL INVESTMENTS)
$      1,350   Puerto Rico, The Children's Trust Fund, Tobacco Settlement               5/12 at 100.00          BBB   $   1,124,874
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 38.0% (25.3% OF TOTAL
                  INVESTMENTS)
       1,595   Connecticut Health and Education Facilities Authority, Revenue           7/17 at 100.00          AA-       1,633,295
                  Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 -
                  MBIA Insured
       1,050   Connecticut Health and Education Facilities Authority, University of     7/16 at 100.00         BBB-         889,581
                  Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 - RAAI
                  Insured
         925   Connecticut Health and Educational Facilities Authority, Revenue         7/13 at 100.00          AA-         886,233
                  Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 - MBIA
                  Insured
         200   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00         BBB-         163,080
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 - RAAI
                  Insured
         305   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00         BBB-         265,814
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 -
                  RAAI Insured
         725   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 101.00          AA-         722,789
                  Bonds, Fairfield University, Series 1998H, 5.000%, 7/01/23 - MBIA
                  Insured
         750   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 101.00         Baa1         751,050
                  Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%,
                  7/01/29 - MBIA Insured
         800   Connecticut Health and Educational Facilities Authority, Revenue           No Opt. Call           A2         878,136
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                  AMBAC Insured
         270   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00            A         252,250
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured
       1,375   Connecticut Health and Educational Facilities Authority, Revenue         7/14 at 100.00          AA-       1,453,581
                  Bonds, Trinity College, Series 2004H, 5.000%, 7/01/21 - MBIA
                  Insured
       2,000   Connecticut Health and Educational Facilities Authority, Revenue         7/12 at 101.00         BBB-       1,748,340
                  Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 -
                  RAAI Insured
       1,500   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 100.00          AAA       1,501,470
                  Bonds, Yale University, Series 2002W, 5.125%, 7/01/27
       1,500   Connecticut Health and Educational Facilities Authority, Revenue         7/13 at 100.00          AAA       1,522,635
                  Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)
       3,550   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00          AAA       3,632,786
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)
       6,150   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00          AAA       6,339,113
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)
         250   Connecticut Higher Education Supplemental Loan Authority, Revenue       11/09 at 102.00          AAA         253,280
                  Bonds, Family Education Loan Program, Series 1999A, 6.000%,
                  11/15/18 - AMBAC Insured (Alternative Minimum Tax)
         615   Connecticut Higher Education Supplemental Loan Authority, Revenue       11/11 at 100.00          Aa3         607,239
                  Bonds, Family Education Loan Program, Series 2001A, 5.250%,
                  11/15/18 - MBIA Insured (Alternative Minimum Tax)
       1,000   University of Connecticut, General Obligation Bonds, Series 2004A,       1/14 at 100.00           AA       1,066,130
                  5.000%, 1/15/18 - MBIA Insured
       1,220   University of Connecticut, General Obligation Bonds, Series 2005A,       2/15 at 100.00          AAA       1,351,321
                  5.000%, 2/15/17 - FSA Insured

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$        685   University of Connecticut, General Obligation Bonds, Series 2006A,       2/16 at 100.00           AA   $     736,868
                  5.000%, 2/15/23 - FGIC Insured
       1,000   University of Connecticut, Student Fee Revenue Refunding Bonds,         11/12 at 101.00          AA-       1,082,110
                  Series 2002A, 5.250%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      27,465   Total Education and Civic Organizations                                                                   27,737,101
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 15.4% (10.2% OF TOTAL INVESTMENTS)
               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Bristol Hospital, Series 2002B:
         500      5.500%, 7/01/21 - RAAI Insured                                        7/12 at 101.00         BBB-         489,185
         700      5.500%, 7/01/32 - RAAI Insured                                        7/12 at 101.00         BBB-         597,590
         645   Connecticut Health and Educational Facilities Authority, Revenue         7/10 at 101.00         BBB-         592,587
                  Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%,
                  7/01/25 - RAAI Insured
               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Griffin Hospital, Series 2005B:
         800      5.000%, 7/01/20 - RAAI Insured                                        7/15 at 100.00          N/R         689,352
         500      5.000%, 7/01/23 - RAAI Insured                                        7/15 at 100.00          N/R         403,775
         385   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00         BBB-         295,052
                  Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 -
                  RAAI Insured
       2,620   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00          Aa3       2,563,693
                  Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 - FSA
                  Insured
       2,000   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 101.00         Baa1       1,736,740
                  Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/24 - MBIA
                  Insured
       1,395   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00           A1       1,292,928
                  Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 -
                  AMBAC Insured
       3,000   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 100.00           A3       2,536,500
                  Refunding Bonds, Middlesex Health Services, Series 1997H, 5.125%,
                  7/01/27 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      12,545   Total Health Care                                                                                         11,197,402
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 2.7% (1.8% OF TOTAL INVESTMENTS)
       1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance         12/09 at 100.00          AAA       1,002,940
                  Program Bonds, Series 1999D-2, 6.200%, 11/15/41 (Alternative
                  Minimum Tax)
       1,000   Connecticut Housing Finance Authority, Multifamily Housing Mortgage     11/15 at 100.00          AAA         932,410
                  Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,000   Total Housing/Multifamily                                                                                  1,935,350
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 7.6% (5.1% OF TOTAL INVESTMENTS)
               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2001C:
       1,000      5.300%, 11/15/33 (Alternative Minimum Tax)                           11/10 at 100.00          AAA         965,440
         500      5.450%, 11/15/43 (Alternative Minimum Tax)                           11/10 at 100.00          AAA         484,880
       1,675   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/13 at 100.00          AAA       1,689,723
                  Program Bonds, Series 2004-A5, 5.050%, 11/15/34
               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2006-A1:
         205      4.700%, 11/15/26 (Alternative Minimum Tax)                           11/15 at 100.00          AAA         188,901
         220      4.800%, 11/15/31 (Alternative Minimum Tax)                           11/15 at 100.00          AAA         198,959
       2,100   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/16 at 100.00          AAA       2,035,173
                  Program Bonds, Series 2006D, 4.650%, 11/15/27
------------------------------------------------------------------------------------------------------------------------------------
       5,700   Total Housing/Single Family                                                                                5,563,076
------------------------------------------------------------------------------------------------------------------------------------

32 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)
$      1,750   Connecticut Resource Recovery Authority, Revenue Bonds, American        12/11 at 102.00          Ba1   $   1,587,845
                  Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I,
                  5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 5.8% (3.9% OF TOTAL INVESTMENTS)
         470   Connecticut Development Authority, First Mortgage Gross Revenue         10/09 at 100.00         BBB-         465,183
                  Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                  Avery Heights, Series 1997, 5.700%, 4/01/12
         615   Connecticut Development Authority, First Mortgage Gross Revenue          9/09 at 102.00         BBB-         600,437
                  Refunding Healthcare Bonds, Connecticut Baptist Homes Inc.,
                  Series 1999, 5.500%, 9/01/15 - RAAI Insured
               Connecticut Development Authority, Revenue Refunding Bonds,
               Duncaster Inc., Series 1999A:
       1,000      5.250%, 8/01/19 - RAAI Insured                                        2/10 at 102.00          BBB         971,550
       1,000      5.375%, 8/01/24 - RAAI Insured                                        2/10 at 102.00          BBB         944,880
       1,300   Connecticut Health and Educational Facilities Authority, FHA-Insured     8/09 at 101.00          N/R       1,258,218
                  Mortgage Revenue Bonds, Hebrew Home and Hospital, Series 1999B,
                  5.200%, 8/01/38
------------------------------------------------------------------------------------------------------------------------------------
       4,385   Total Long-Term Care                                                                                       4,240,268
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 23.5% (15.6% OF TOTAL INVESTMENTS)
         750   Bridgeport, Connecticut, General Obligation Refunding Bonds, Series      8/12 at 100.00         Baa1         746,558
                  2002A, 5.375%, 8/15/19 - FGIC Insured
         760   Capitol Region Education Council, Connecticut, Revenue Bonds, Series    10/09 at 100.00          BBB         761,558
                  1995, 6.700%, 10/15/10
       1,110   Connecticut State, General Obligation Bonds, Series 2004C, 5.000%,       4/14 at 100.00           AA       1,177,033
                  4/01/23 - FGIC Insured
       2,000   Connecticut State, General Obligation Bonds, Series 2006A, 4.750%,      12/16 at 100.00           AA       2,119,680
                  12/15/24
       1,300   Connecticut State, General Obligation Bonds, Series 2006C, 5.000%,       6/16 at 100.00          AAA       1,414,998
                  6/01/23 - FSA Insured
               Hartford, Connecticut, General Obligation Bonds, Series 2005A:
         775      5.000%, 8/01/20 - FSA Insured                                         8/15 at 100.00          AAA         834,714
         525      4.375%, 8/01/24 - FSA Insured                                         8/15 at 100.00          AAA         525,058
         500   New Haven, Connecticut, General Obligation Bonds, Series 2006,          11/16 at 100.00            A         550,800
                  5.000%, 11/01/17 - AMBAC Insured
         500   North Haven, Connecticut, General Obligation Bonds, Series 2006,           No Opt. Call          Aa2         569,770
                  5.000%, 7/15/24
       1,860   Puerto Rico, General Obligation and Public Improvement Bonds, Series       No Opt. Call          AA-       1,860,670
                  2001A, 5.500%, 7/01/20 - MBIA Insured
               Regional School District 16, Beacon Falls and Prospect,
               Connecticut, General Obligation Bonds, Series 2000:
         350      5.500%, 3/15/18 - FSA Insured                                         3/10 at 101.00          Aa3         362,646
         350      5.625%, 3/15/19 - FSA Insured                                         3/10 at 101.00          Aa3         363,269
         350      5.700%, 3/15/20 - FSA Insured                                         3/10 at 101.00          Aa3         363,647
       1,420   Regional School District 16, Connecticut, General Obligation Bonds,      3/13 at 101.00           A3       1,569,114
                  Series 2003, 5.000%, 3/15/16 - AMBAC Insured
               Suffield, Connecticut, General Obligation Bonds, Series 2005:
         465      5.000%, 6/15/17                                                         No Opt. Call           AA         543,729
         460      5.000%, 6/15/19                                                         No Opt. Call           AA         537,749
       1,000      5.000%, 6/15/21                                                         No Opt. Call           AA       1,166,520
       1,500   West Hartford, Connecticut, General Obligation Bonds, Series 2005B,     10/15 at 100.00          AAA       1,683,735
                  5.000%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
      15,975   Total Tax Obligation/General                                                                              17,151,248
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 21.7% (14.4% OF TOTAL INVESTMENTS)
               Connecticut Health and Educational Facilities Authority, Child
               Care Facilities Program Revenue Bonds, Series 2006F:
       1,300      5.000%, 7/01/31 - AGC Insured                                         7/16 at 100.00          AAA       1,296,490
       1,000      5.000%, 7/01/36 - AGC Insured                                         7/16 at 100.00          AAA         978,170
       1,945   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 102.00            A       1,947,723
                  Bonds, Child Care Facilities Program, Series 1999C, 5.625%,
                  7/01/29 - AMBAC Insured

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
               Connecticut, Special Tax Obligation Transportation Infrastructure
               Purpose Bonds, Series 2002B:
$      2,000      5.000%, 12/01/20 - AMBAC Insured                                     12/12 at 100.00           AA   $   2,089,900
       1,000      5.000%, 12/01/21 - AMBAC Insured                                     12/12 at 100.00           AA       1,040,240
         500   Connecticut, Special Tax Obligation Transportation Infrastructure        1/14 at 100.00           AA         517,995
                  Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured
       1,750   Connecticut, Special Tax Obligation Transportation Infrastructure        8/17 at 100.00           AA       1,817,655
                  Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 - AMBAC
                  Insured
               Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
               Bonds, Series 2005A:
         960      0.000%, 7/01/32 - FGIC Insured                                          No Opt. Call         BBB+         171,744
       2,615      0.000%, 7/01/33 - FGIC Insured                                          No Opt. Call         BBB+         432,024
       2,000   Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21      8/12 at 100.00          AAA       2,017,920
                  - FSA Insured
       2,400   Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16      8/15 at 100.00          AAA       2,447,424
                  - FSA Insured
       1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan      10/14 at 100.00          AAA       1,039,990
                  Note, Series 2003, 5.250%, 10/01/19 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,470   Total Tax Obligation/Limited                                                                              15,797,275
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 1.0% (0.6% OF TOTAL INVESTMENTS)
         750   Connecticut, General Airport Revenue Bonds, Bradley International        4/11 at 101.00          AA-         697,373
                  Airport, Series 2001A, 5.125%, 10/01/26 - FGIC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 12.9% (8.6% OF TOTAL INVESTMENTS) (4)
          50   Connecticut Health and Educational Facilities Authority, Revenue         7/10 at 101.00     BBB- (4)          53,426
                  Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%,
                  7/01/25 (Pre-refunded 7/01/10) - RAAI Insured
         650   Connecticut Health and Educational Facilities Authority, Revenue         7/11 at 101.00      N/R (4)         715,033
                  Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23
                  (Pre-refunded 7/01/11)
          40   Connecticut, General Obligation Bonds, Series 1993E, 6.000%, 3/15/12       No Opt. Call       AA (4)          45,084
                  (ETM)
       1,500   Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21     6/12 at 100.00       AA (4)       1,684,815
                  (Pre-refunded 6/15/12)
         600   Guam Economic Development Authority, Tobacco Settlement Asset-Backed     5/11 at 100.00      N/R (4)         648,270
                  Bonds, Series 2001B, 5.500%, 5/15/41 (Pre-refunded 5/15/11)
       1,000   Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A,       7/10 at 100.00     Baa2 (4)       1,062,450
                  6.400%, 7/01/20 (Pre-refunded 7/01/10)
         400   Northern Mariana Islands, General Obligation Bonds, Series 2000A,        6/10 at 100.00          AAA         422,084
                  6.000%, 6/01/20 (Pre-refunded 6/01/10) - ACA Insured
       1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation      10/10 at 101.00          AAA       1,050,530
                  Bonds, Series 2000A, 5.500%, 10/01/40
         300   Puerto Rico, The Children's Trust Fund, Tobacco Settlement               7/10 at 100.00          AAA         311,184
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded
                  7/01/10)
       1,100   University of Connecticut, General Obligation Bonds, Series 2003A,       2/13 at 100.00       AA (4)       1,243,385
                  5.125%, 2/15/21 (Pre-refunded 2/15/13) - MBIA Insured
       1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan      10/10 at 101.00     BBB+ (4)       1,087,690
                  Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)
       1,000   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,          4/12 at 100.00          AAA       1,111,570
                  5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,640   Total U.S. Guaranteed                                                                                      9,435,521
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 6.5% (4.3% OF TOTAL INVESTMENTS)
       1,150   Bristol Resource Recovery Facility Operating Committee, Connecticut,       No Opt. Call           A1       1,251,741
                  Solid Waste Revenue Bonds, Covanta Bristol Inc., Series 2005,
                  5.000%, 7/01/12 - AMBAC Insured
       1,000   Connecticut Development Authority, Pollution Control Revenue            10/09 at 101.50         Baa1         998,180
                  Refunding Bonds, Connecticut Light and Power Company, Series
                  1993A, 5.850%, 9/01/28

34 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)
$      1,070   Connecticut Development Authority, Solid Waste Disposal Facilities      11/12 at 100.00         Baa1   $     917,536
                  Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%,
                  11/01/37 (Alternative Minimum Tax)
               Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
               Bonds, Wheelabrator Lisbon Project, Series 1993A:
         310      5.500%, 1/01/14 (Alternative Minimum Tax)                             7/09 at 100.00          BBB         305,366
       1,290      5.500%, 1/01/20 (Alternative Minimum Tax)                             7/09 at 100.00          BBB       1,232,608
------------------------------------------------------------------------------------------------------------------------------------
       4,820   Total Utilities                                                                                            4,705,431
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 11.8% (7.8% OF TOTAL INVESTMENTS)
         500   Connecticut Development Authority, Water Facility Revenue Bonds,         9/17 at 100.00          N/R         383,655
                  Aquarion Water Company Project, Series 200.7, 5.100%, 9/01/37 -
                  SYNCORA GTY Insured (Alternative Minimum Tax)
       1,185   Connecticut, State Revolving Fund General Revenue Bonds, Series         10/13 at 100.00          AAA       1,295,087
                  2003A, 5.000%, 10/01/16
               Greater New Haven Water Pollution Control Authority, Connecticut,
               Regional Wastewater System Revenue Bonds, Series 2005A:
       1,520      5.000%, 11/15/30 - MBIA Insured                                      11/15 at 100.00          AA-       1,512,050
       2,260      5.000%, 8/15/35 - MBIA Insured                                       11/15 at 100.00          AA-       2,198,686
               South Central Connecticut Regional Water Authority, Water System
               Revenue Bonds, Eighteenth Series 2003A:
       1,000      5.000%, 8/01/20 - MBIA Insured                                        8/13 at 100.00          AA-       1,039,850
       1,075      5.000%, 8/01/33 - MBIA Insured                                        8/13 at 100.00          AA-       1,077,333
       1,100   Stamford, Connecticut, Water Pollution Control System and Facility      11/13 at 100.00          AA+       1,102,585
                  Revenue Bonds, Series 2003A, 5.000%, 11/15/32
------------------------------------------------------------------------------------------------------------------------------------
       8,640   Total Water and Sewer                                                                                      8,609,246
------------------------------------------------------------------------------------------------------------------------------------
$    112,490   Total Investments (cost $111,852,764) - 150.6%                                                           109,782,010
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (10.9)%                                                                       (7,965,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 6.2%                                                                       4,534,344
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (45.9)% (5)                                                     (33,450,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  72,901,354
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.5%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 35

NFC | Nuveen Connecticut Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 36.4% (23.8% OF TOTAL INVESTMENTS)
$        795   Connecticut Health and Education Facilities Authority, Revenue Bonds,    7/17 at 100.00          AA-   $     814,088
                  Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 - MBIA
                  Insured
         500   Connecticut Health and Education Facilities Authority, University of     7/16 at 100.00         BBB-         423,610
                  Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 - RAAI
                  Insured
         100   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00         BBB-          81,540
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 - RAAI
                  Insured
         150   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00         BBB-         130,728
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 -
                  RAAI Insured
         440   Connecticut Health and Educational Facilities Authority, Revenue           No Opt. Call           A2         486,138
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/18 -
                  AMBAC Insured
         130   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00            A         121,454
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured
          50   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 100.50         BBB-          42,640
                  Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28 -
                  RAAI Insured
         350   Connecticut Health and Educational Facilities Authority, Revenue         7/14 at 100.00          AA-         381,679
                  Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 - MBIA
                  Insured
       1,000   Connecticut Health and Educational Facilities Authority, Revenue         7/12 at 101.00         BBB-         874,170
                  Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 -
                  RAAI Insured
       1,000   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 100.00          AAA       1,000,980
                  Bonds, Yale University, Series 2002W, 5.125%, 7/01/27
         500   Connecticut Health and Educational Facilities Authority, Revenue         7/13 at 100.00          AAA         507,545
                  Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)
       1,800   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00          AAA       1,841,976
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)
       3,050   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00          AAA       3,143,788
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)
         480   Connecticut Higher Education Supplemental Loan Authority, Revenue       11/11 at 100.00          Aa3         473,942
                  Bonds, Family Education Loan Program, Series 2001A, 5.250%,
                  11/15/18 - MBIA Insured (Alternative Minimum Tax)
               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, Ana G. Mendez University System, Series 1999:
         125      5.375%, 2/01/19                                                       8/09 at 101.00         BBB-         107,293
         270      5.375%, 2/01/29                                                       8/09 at 101.00         BBB-         197,027
               University of Connecticut, General Obligation Bonds, Series 2001A:
       1,000      4.750%, 4/01/20                                                       4/11 at 101.00           AA       1,033,950
       1,000      4.750%, 4/01/21 - MBIA Insured                                        4/11 at 101.00           AA       1,030,600
         485   University of Connecticut, General Obligation Bonds, Series 2006A,       2/16 at 100.00           AA         521,724
                  5.000%, 2/15/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,225   Total Education and Civic Organizations                                                                   13,214,872
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 10.6% (7.0% OF TOTAL INVESTMENTS)
       1,400   Connecticut Health and Educational Facilities Authority, Revenue         7/12 at 101.00         BBB-       1,195,180
                  Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 - RAAI
                  Insured

36 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Griffin Hospital, Series 2005B:
$        500      5.000%, 7/01/20 - RAAI Insured                                        7/15 at 100.00          N/R   $     430,845
         250      5.000%, 7/01/23 - RAAI Insured                                        7/15 at 100.00          N/R         201,888
         185   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00         BBB-         141,778
                  Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 -
                  RAAI Insured
          60   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00          Aa3          58,711
                  Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 - FSA
                  Insured
         125   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 101.00         Baa1         108,546
                  Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/24 - MBIA
                  Insured
       1,870   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00           A1       1,733,172
                  Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,390   Total Health Care                                                                                          3,870,120
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.3% (0.8% OF TOTAL INVESTMENTS)
         500   Connecticut Housing Finance Authority, Multifamily Housing Mortgage     11/15 at 100.00          AAA         466,205
                  Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 7.4% (4.8% OF TOTAL INVESTMENTS)
               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2001C:
       1,000      5.300%, 11/15/33 (Alternative Minimum Tax)                           11/10 at 100.00          AAA         965,440
         250      5.450%, 11/15/43 (Alternative Minimum Tax)                           11/10 at 100.00          AAA         242,440
         800   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/13 at 100.00          AAA         807,032
                  Program Bonds, Series 2004-A5, 5.050%, 11/15/34
         700   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/16 at 100.00          AAA         678,391
                  Program Bonds, Series 2006D, 4.650%, 11/15/27
------------------------------------------------------------------------------------------------------------------------------------
       2,750   Total Housing/Single Family                                                                                2,693,303
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 2.5% (1.6% OF TOTAL INVESTMENTS)
       1,000   Connecticut Resource Recovery Authority, Revenue Bonds, American        12/11 at 102.00          Ba1         907,340
                  Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I,
                  5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 1.5% (1.0% OF TOTAL INVESTMENTS)
         300   Connecticut Development Authority, First Mortgage Gross Revenue         12/11 at 102.00         BBB+         257,493
                  Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                  5.750%, 12/01/23
         110   Connecticut Development Authority, First Mortgage Gross Revenue         10/09 at 100.00         BBB-         100,058
                  Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                  Avery Heights, Series 1997, 5.800%, 4/01/21
         250   Connecticut State Development Authority, Health Facilities Revenue       8/17 at 100.00          N/R         176,893
                  Bonds, Alzheimer's Resource Center of Connecticut, Inc., Series
                  2007, 5.500%, 8/15/27
------------------------------------------------------------------------------------------------------------------------------------
         660   Total Long-Term Care                                                                                         534,444
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 11.6% (7.6% OF TOTAL INVESTMENTS)
         560   Connecticut State, General Obligation Bonds, Series 2004C, 5.000%,       4/14 at 100.00           AA         593,818
                  4/01/23 - FGIC Insured
         700   Connecticut State, General Obligation Bonds, Series 2006A, 4.750%,      12/16 at 100.00           AA         741,888
                  12/15/24
         100   Connecticut State, General Obligation Bonds, Series 2006C, 5.000%,       6/16 at 100.00          AAA         108,846
                  6/01/23 - FSA Insured
               Hartford, Connecticut, General Obligation Bonds, Series 2005A:
         360      5.000%, 8/01/21 - FSA Insured                                         8/15 at 100.00          AAA         383,224
         240      4.375%, 8/01/24 - FSA Insured                                         8/15 at 100.00          AAA         240,026
         400   North Haven, Connecticut, General Obligation Bonds, Series 2006,           No Opt. Call          Aa2         455,816
                  5.000%, 7/15/24

                                                           Nuveen Investments 37

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
               Suffield, Connecticut, General Obligation Bonds, Series 2005:
$        335      5.000%, 6/15/17                                                         No Opt. Call           AA   $     391,719
         335      5.000%, 6/15/19                                                         No Opt. Call           AA         391,622
         810   West Hartford, Connecticut, General Obligation Bonds, Series 2005B,     10/15 at 100.00          AAA         909,217
                  5.000%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
       3,840   Total Tax Obligation/General                                                                               4,216,176
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 26.3% (17.2% OF TOTAL INVESTMENTS)
               Connecticut Health and Educational Facilities Authority, Child
               Care Facilities Program Revenue Bonds, Series 2006F:
         650      5.000%, 7/01/31 - AGC Insured                                         7/16 at 100.00          AAA         648,245
         500      5.000%, 7/01/36 - AGC Insured                                         7/16 at 100.00          AAA         489,085
       1,000   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 104.00            A       1,041,810
                  Bonds, New Opportunities for Waterbury Inc., Series 1998A, 6.750%,
                  7/01/28
               Connecticut, Certificates of Participation, Juvenile Training School,
               Series 2001:
         600      5.000%, 12/15/20                                                     12/11 at 101.00          AA-         625,632
       1,000      5.000%, 12/15/30                                                     12/11 at 101.00          AA-       1,010,640
       1,475   Connecticut, Special Tax Obligation Transportation Infrastructure          No Opt. Call          AAA       1,672,827
                  Purpose Bonds, Series 1998B, 5.500%, 11/01/12 - FSA Insured
         900   Connecticut, Special Tax Obligation Transportation Infrastructure        8/17 at 100.00           AA         934,794
                  Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 - AMBAC
                  Insured
         600   Puerto Rico Highway and Transportation Authority, Highway Revenue          No Opt. Call            A         550,776
                  Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
         470   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue        No Opt. Call         BBB+          84,083
                  Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured
       1,200   Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 -    8/15 at 100.00          AAA       1,223,712
                  FSA Insured
         750   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan      10/10 at 101.00         BBB+         763,493
                  Note, Series 1999A, 6.375%, 10/01/19
         500   Virgin Islands Public Finance Authority, Senior Lien Revenue            10/09 at 100.50         Baa2         500,120
                  Refunding Bonds, Matching Fund Loan Note, Series 1998A, 5.500%,
                  10/01/18 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,645   Total Tax Obligation/Limited                                                                               9,545,217
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 6.4% (4.2% OF TOTAL INVESTMENTS)
       2,500   Connecticut, General Airport Revenue Bonds, Bradley International        4/11 at 101.00          AA-       2,324,571
                  Airport, Series 2001A, 5.125%, 10/01/26 - FGIC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 31.3% (20.4% OF TOTAL INVESTMENTS) (4)
       1,000   Connecticut Health and Educational Facilities Authority, Revenue         7/11 at 101.00      N/R (4)       1,100,050
                  Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23
                  (Pre-refunded 7/01/11)
       2,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001, 5.500%,       10/11 at 100.00          AAA       2,206,280
                  10/01/20 (Pre-refunded 10/01/11)
         500   Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21     6/12 at 100.00       AA (4)         561,605
                  (Pre-refunded 6/15/12)
         500   East Lyme, Connecticut, General Obligation Bonds, Series 2001,           7/11 at 102.00      Aa3 (4)         552,985
                  5.125%, 7/15/20 (Pre-refunded 7/15/11) - FGIC Insured
               Guam Economic Development Authority, Tobacco Settlement Asset-Backed
               Bonds, Series 2001A:
          25      5.000%, 5/15/22 (Pre-refunded 5/15/11)                                5/11 at 100.00      N/R (4)          26,770
         500      5.400%, 5/15/31 (Pre-refunded 5/15/11)                                5/11 at 100.00      N/R (4)         539,260
       1,270   Guam Economic Development Authority, Tobacco Settlement Asset-Backed     5/11 at 100.00      N/R (4)       1,372,172
                  Bonds, Series 2001B, 5.500%, 5/15/41 (Pre-refunded 5/15/11)
         220   New Haven, Connecticut, General Obligation Bonds, Series 2001A,         11/11 at 100.00       A- (4)         234,307
                  5.000%, 11/01/20 (Pre-refunded 11/01/11) - FGIC Insured

38 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$        250   Northern Mariana Islands, General Obligation Bonds, Series 2000A,        6/10 at 100.00          AAA   $     263,803
                  6.000%, 6/01/20 (Pre-refunded 6/01/10) - ACA Insured
               Puerto Rico Infrastructure Financing Authority, Special Obligation
               Bonds, Series 2000A:
       1,425      5.500%, 10/01/32                                                     10/10 at 101.00          AAA       1,497,005
       1,300      5.500%, 10/01/40                                                     10/10 at 101.00          AAA       1,365,689
         145   Puerto Rico, The Children's Trust Fund, Tobacco Settlement               7/10 at 100.00          AAA         150,406
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded
                  7/01/10)
       1,000   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,          4/12 at 100.00          AAA       1,111,570
                  5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured
         370   Windsor, Connecticut, General Obligation Bonds, Series 2001, 5.000%,     7/09 at 100.00      Aa2 (4)         372,153
                  7/15/20 (Pre-refunded 7/15/09)
------------------------------------------------------------------------------------------------------------------------------------
      10,505   Total U.S. Guaranteed                                                                                     11,354,055
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 4.8% (3.2% OF TOTAL INVESTMENTS)
         500   Connecticut Development Authority, Pollution Control Revenue            10/09 at 101.50         Baa1         499,090
                  Refunding Bonds, Connecticut Light and Power Company, Series
                  1993A, 5.850%, 9/01/28
         560   Connecticut Development Authority, Solid Waste Disposal Facilities      11/12 at 100.00         Baa1         480,206
                  Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%,
                  11/01/37 (Alternative Minimum Tax)
         790   Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue     7/09 at 100.00          BBB         778,190
                  Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/14
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,850   Total Utilities                                                                                            1,757,486
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 12.8% (8.4% OF TOTAL INVESTMENTS)
         255   Connecticut Development Authority, Water Facility Revenue Bonds,         9/17 at 100.00          N/R         195,664
                  Aquarion Water Company Project, Series 200.7, 5.100%, 9/01/37 -
                  SYNCORA GTY Insured (Alternative Minimum Tax)
       1,185   Connecticut, State Revolving Fund General Revenue Bonds, Series         10/13 at 100.00          AAA       1,295,087
                  2003A, 5.000%, 10/01/16
               Greater New Haven Water Pollution Control Authority, Connecticut,
               Regional Wastewater System Revenue Bonds, Series 2005A:
         720      5.000%, 11/15/30 - MBIA Insured                                      11/15 at 100.00          AA-         716,234
       1,110      5.000%, 8/15/35 - MBIA Insured                                       11/15 at 100.00          AA-       1,079,886
         140   Guam Government Waterworks Authority, Water and Wastewater System        7/15 at 100.00          Ba2         120,565
                  Revenue Bonds, Series 2005, 6.000%, 7/01/25

                                                           Nuveen Investments 39

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)
               South Central Connecticut Regional Water Authority, Water System
               Revenue Bonds, Eighteenth Series 2003A:
$        750      5.000%, 8/01/20 - MBIA Insured                                        8/13 at 100.00          AA-   $     779,888
         470      5.000%, 8/01/33 - MBIA Insured                                        8/13 at 100.00          AA-         471,020
------------------------------------------------------------------------------------------------------------------------------------
       4,630   Total Water and Sewer                                                                                      4,658,344
------------------------------------------------------------------------------------------------------------------------------------
$     55,495   Total Investments (cost $55,995,788) - 152.9%                                                             55,542,133
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (10.5)%                                                                      (3,820,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 5.1%                                                                       1,856,602
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (47.5)% (5)                                                    (17,250,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  36,328,735
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%.

N/R   Not rated.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

40 Nuveen Investments

NGK | Nuveen Connecticut Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.7% (1.1% OF TOTAL INVESTMENTS)
$        680   Puerto Rico, The Children's Trust Fund, Tobacco Settlement               5/12 at 100.00          BBB   $     566,603
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 34.4% (22.5% OF TOTAL INVESTMENTS)
         715   Connecticut Health and Education Facilities Authority, Revenue Bonds,    7/17 at 100.00          AA-         732,167
                  Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 - MBIA
                  Insured
         500   Connecticut Health and Education Facilities Authority, University of     7/16 at 100.00         BBB-         423,610
                  Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 - RAAI
                  Insured
         100   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00         BBB-          81,540
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 - RAAI
                  Insured
         135   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00         BBB-         117,655
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 -
                  RAAI Insured
          95   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 101.00          AA-          94,710
                  Bonds, Fairfield University, Series 1998H, 5.000%, 7/01/23 - MBIA
                  Insured
         500   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 100.50            A         501,130
                  Bonds, Hopkins School, Series 1998A, 5.000%, 7/01/20 - AMBAC
                  Insured
         310   Connecticut Health and Educational Facilities Authority, Revenue           No Opt. Call           A2         340,278
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                  AMBAC Insured
         120   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00            A         112,111
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured
               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, University of Hartford, Series 2002E:
         590      5.500%, 7/01/22 - RAAI Insured                                        7/12 at 101.00         BBB-         572,312
       1,000      5.250%, 7/01/32 - RAAI Insured                                        7/12 at 101.00         BBB-         874,170
       1,000   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 100.00          AAA       1,000,980
                  Bonds, Yale University, Series 2002W, 5.125%, 7/01/27
         500   Connecticut Health and Educational Facilities Authority, Revenue         7/13 at 100.00          AAA         507,545
                  Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42 (UB)
       1,600   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00          AAA       1,637,312
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)
       2,750   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00          AAA       2,834,563
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)
               University of Connecticut, General Obligation Bonds, Series 2006A:
         450      5.000%, 2/15/19 - FGIC Insured                                        2/16 at 100.00           AA         499,928
         490      5.000%, 2/15/23 - FGIC Insured                                        2/16 at 100.00           AA         527,103
         500   University of Connecticut, Student Fee Revenue Refunding Bonds,         11/12 at 101.00          AA-         528,490
                  Series 2002A, 5.250%, 11/15/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      11,355   Total Education and Civic Organizations                                                                   11,385,604
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 41

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 12.6% (8.2% OF TOTAL INVESTMENTS)
$        300   Connecticut Health and Educational Facilities Authority, Revenue         7/12 at 101.00         BBB-   $     256,110
                  Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 - RAAI
                  Insured
               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Eastern Connecticut Health Network, Series 2000A:
          20      6.125%, 7/01/20 - RAAI Insured                                        7/10 at 101.00         BBB-          19,832
          65      6.000%, 7/01/25 - RAAI Insured                                        7/10 at 101.00         BBB-          59,718
               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Griffin Hospital, Series 2005B:
         300      5.000%, 7/01/20 - RAAI Insured                                        7/15 at 100.00          N/R         258,507
         300      5.000%, 7/01/23 - RAAI Insured                                        7/15 at 100.00          N/R         242,265
         170   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00         BBB-         130,283
                  Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 -
                  RAAI Insured
       1,190   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00          Aa3       1,164,427
                  Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 - FSA
                  Insured
       1,000   Connecticut Health and Educational Facilities Authority, Revenue         7/12 at 101.00         BBB-         924,680
                  Bonds, St. Francis Hospital and Medical Center, Series 2002D,
                  5.000%, 7/01/22 - RAAI Insured
          25   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 101.00         Baa1          23,728
                  Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 - MBIA
                  Insured
       1,170   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00           A1       1,084,391
                  Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,540   Total Health Care                                                                                          4,163,941
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)
         500   Connecticut Housing Finance Authority, Multifamily Housing Mortgage     11/15 at 100.00          AAA         466,205
                  Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 6.4% (4.2% OF TOTAL INVESTMENTS)
         250   Connecticut Housing Finance Authority, Housing Mortgage Finance         11/10 at 100.00          AAA         242,440
                  Program Bonds, Series 2001C, 5.450%, 11/15/43 (Alternative Minimum
                  Tax)
         700   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/13 at 100.00          AAA         706,153
                  Program Bonds, Series 2004-A5, 5.050%, 11/15/34
               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2006-A1:
         305      4.700%, 11/15/26 (Alternative Minimum Tax)                           11/15 at 100.00          AAA         281,048
         330      4.800%, 11/15/31 (Alternative Minimum Tax)                           11/15 at 100.00          AAA         298,439
         600   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/16 at 100.00          AAA         581,478
                  Program Bonds, Series 2006D, 4.650%, 11/15/27
------------------------------------------------------------------------------------------------------------------------------------
       2,185   Total Housing/Single Family                                                                                2,109,558
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 2.7% (1.8% OF TOTAL INVESTMENTS)
       1,000   Connecticut Resource Recovery Authority, Revenue Bonds, American        12/11 at 102.00          Ba1         907,340
                  Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II,
                  5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 3.3% (2.2% OF TOTAL INVESTMENTS)
         320   Connecticut Development Authority, First Mortgage Gross Revenue         12/11 at 102.00         BBB+         274,659
                  Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                  5.750%, 12/01/23
         205   Connecticut Development Authority, First Mortgage Gross Revenue         10/09 at 100.00         BBB-         202,899
                  Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                  Avery Heights, Series 1997, 5.700%, 4/01/12
         450   Connecticut Health and Educational Facilities Authority, Revenue         7/12 at 101.00            A         426,888
                  Bonds, Village for Families and Children Inc., Series 2002A,
                  5.000%, 7/01/19 - AMBAC Insured

42 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
$        250   Connecticut State Development Authority, Health Facilities Revenue       8/17 at 100.00          N/R   $     176,893
                  Bonds, Alzheimer's Resource Center of Connecticut, Inc., Series
                  2007, 5.500%, 8/15/27
------------------------------------------------------------------------------------------------------------------------------------
       1,225   Total Long-Term Care                                                                                       1,081,339
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 22.6% (14.8% OF TOTAL INVESTMENTS)
         600   Connecticut State, General Obligation Bonds, Series 2006A, 4.750%,      12/16 at 100.00           AA         635,904
                  12/15/24
         400   Connecticut State, General Obligation Bonds, Series 2006C, 5.000%,       6/16 at 100.00          AAA         435,384
                  6/01/23 - FSA Insured
               Farmington, Connecticut, General Obligation Bonds, Series 2002:
       1,000      5.000%, 9/15/20                                                       9/12 at 101.00          Aa1       1,124,180
       1,450      5.000%, 9/15/21                                                       9/12 at 101.00          Aa1       1,630,061
       1,305   Hartford County Metropolitan District, Connecticut, General              4/12 at 101.00          AA+       1,379,398
                  Obligation Bonds, Series 2002, 5.000%, 4/01/22
               Hartford, Connecticut, General Obligation Bonds, Series 2005A:
         360      5.000%, 8/01/21 - FSA Insured                                         8/15 at 100.00          AAA         383,224
         140      4.375%, 8/01/24 - FSA Insured                                         8/15 at 100.00          AAA         140,015
         650   New Haven, Connecticut, General Obligation Bonds, Series 2006,          11/16 at 100.00            A         716,040
                  5.000%, 11/01/17 - AMBAC Insured
         400   Suffield, Connecticut, General Obligation Bonds, Series 2005, 5.000%,      No Opt. Call           AA         466,608
                  6/15/21
         500   West Hartford, Connecticut, General Obligation Bonds, Series 2005B,     10/15 at 100.00          AAA         562,540
                  5.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
       6,805   Total Tax Obligation/General                                                                               7,473,354
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 16.7% (10.9% OF TOTAL INVESTMENTS)
               Connecticut Health and Educational Facilities Authority, Child Care
               Facilities Program Revenue Bonds, Series 2006F:
         575      5.000%, 7/01/31 - AGC Insured                                         7/16 at 100.00          AAA         573,448
         500      5.000%, 7/01/36 - AGC Insured                                         7/16 at 100.00          AAA         489,085
         500   Connecticut, Special Tax Obligation Transportation Infrastructure       10/11 at 100.00          AAA         541,250
                  Purpose Bonds, Series 2001B, 5.375%, 10/01/13 - FSA Insured
       1,625   Connecticut, Special Tax Obligation Transportation Infrastructure        7/12 at 100.00          AAA       1,742,471
                  Purpose Bonds, Series 2002A, 5.375%, 7/01/20 - FSA Insured
         850   Connecticut, Special Tax Obligation Transportation Infrastructure        8/17 at 100.00           AA         882,861
                  Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 - AMBAC
                  Insured
         500   Puerto Rico Highway and Transportation Authority, Highway Revenue          No Opt. Call            A         458,980
                  Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
         430   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue        No Opt. Call         BBB+          76,927
                  Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured
         750   Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 -    8/15 at 100.00          AAA         764,820
                  FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,730   Total Tax Obligation/Limited                                                                               5,529,842
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 6.6% (4.3% OF TOTAL INVESTMENTS)
       1,950   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking        No Opt. Call            A       2,175,128
                  Facility, Series 2002, 5.375%, 12/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 29.4% (19.3% OF TOTAL INVESTMENTS) (4)
       2,250   Connecticut Health and Educational Facilities Authority, Revenue        11/11 at 100.00          AAA       2,455,805
                  Bonds, Connecticut State University System, Series 2002D-2,
                  5.000%, 11/01/21 (Pre-refunded 11/01/11) - FSA Insured
               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Eastern Connecticut Health Network, Series 2000A:
         100      6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured                 7/10 at 101.00     BBB- (4)         107,032
          30      6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured                 7/10 at 101.00     BBB- (4)          32,096
           5      6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured                 7/10 at 101.00     BBB- (4)           5,343

                                                           Nuveen Investments 43

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$        400   Connecticut Health and Educational Facilities Authority, Revenue         3/11 at 101.00          AAA   $     431,232
                  Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32
                  (Pre-refunded 3/01/11) - FSA Insured
         250   Guam Economic Development Authority, Tobacco Settlement Asset-Backed     5/11 at 100.00      N/R (4)         270,113
                  Bonds, Series 2001B, 5.500%, 5/15/41 (Pre-refunded 5/15/11)
       1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series        7/10 at 101.00          AAA       1,060,040
                  2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - FSA Insured
               Puerto Rico Infrastructure Financing Authority, Special Obligation
               Bonds, Series 2000A:
       1,000      5.500%, 10/01/32                                                     10/10 at 101.00          AAA       1,050,530
       2,000      5.500%, 10/01/40                                                     10/10 at 101.00          AAA       2,101,060
       1,535   Regional School District 8, Andover, Hebron and Marlborough,             5/11 at 101.00      Aa3 (4)       1,667,117
                  Connecticut, General Obligation Bonds, Series 2002, 5.000%, 5/01/22
                  (Pre-refunded 5/01/11) - FSA Insured
         500   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,          4/12 at 100.00          AAA         555,785
                  5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,070   Total U.S. Guaranteed                                                                                      9,736,153
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 4.9% (3.2% OF TOTAL INVESTMENTS)
         500   Connecticut Development Authority, Pollution Control Revenue Refunding  10/09 at 101.50         Baa1         499,090
                  Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%,
                  9/01/28
         470   Connecticut Development Authority, Solid Waste Disposal Facilities      11/12 at 100.00         Baa1         403,030
                  Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%,
                  11/01/37 (Alternative Minimum Tax)
               Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
               Bonds, Wheelabrator Lisbon Project, Series 1993A:
         250      5.500%, 1/01/15 (Alternative Minimum Tax)                             7/09 at 100.00          BBB         244,993
         510      5.500%, 1/01/20 (Alternative Minimum Tax)                             7/09 at 100.00          BBB         487,310
------------------------------------------------------------------------------------------------------------------------------------
       1,730   Total Utilities                                                                                            1,634,423
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 10.1% (6.6% OF TOTAL INVESTMENTS)
         220   Connecticut Development Authority, Water Facility Revenue Bonds,         9/17 at 100.00          N/R         168,808
                  Aquarion Water Company Project, Series 200.7, 5.100%, 9/01/37 -
                  SYNCORA GTY Insured (Alternative Minimum Tax)
         785   Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A,  10/13 at 100.00          AAA         857,927
                  5.000%, 10/01/16
               Greater New Haven Water Pollution Control Authority, Connecticut,
               Regional Wastewater System Revenue Bonds, Series 2005A:
         690      5.000%, 11/15/30 - MBIA Insured                                      11/15 at 100.00          AA-         686,391
         320      5.000%, 8/15/35 - MBIA Insured                                       11/15 at 100.00          AA-         311,318
         130   Guam Government Waterworks Authority, Water and Wastewater System        7/15 at 100.00          Ba2         111,953
                  Revenue Bonds, Series 2005, 6.000%, 7/01/25

44 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)
               South Central Connecticut Regional Water Authority, Water System
               Revenue Bonds, Eighteenth Series 2003A:
$        750      5.000%, 8/01/20 - MBIA Insured                                         8/13 at 100.00         AA-   $     779,888
         410      5.000%, 8/01/33 - MBIA Insured                                         8/13 at 100.00         AA-         410,890
------------------------------------------------------------------------------------------------------------------------------------
       3,305   Total Water and Sewer                                                                                      3,327,175
------------------------------------------------------------------------------------------------------------------------------------
$     50,075   Total Investments (cost $50,443,963) - 152.8%                                                             50,556,665
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (10.5)%                                                                       (3,460,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.4%                                                                       1,445,245
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (46.7)% (5)                                                     (15,450,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  33,091,910
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.6%.

N/R   Not rated.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 45

NGO | Nuveen Connecticut Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.0% (2.1% OF TOTAL INVESTMENTS)
$      2,170   Puerto Rico, The Children's Trust Fund, Tobacco Settlement               5/12 at 100.00          BBB   $   1,808,131
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 27.4% (18.6% OF TOTAL INVESTMENTS)
       1,000   Connecticut Health and Education Facilities Authority, Revenue Bonds,    7/17 at 100.00          AA-         857,740
                  Connecticut College, Series 2007G, 4.500%, 7/01/37 - MBIA Insured
       1,300   Connecticut Health and Education Facilities Authority, Revenue Bonds,    7/17 at 100.00          AA-       1,331,213
                  Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 - MBIA
                  Insured
         650   Connecticut Health and Education Facilities Authority, University of     7/16 at 100.00         BBB-         550,693
                  Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 - RAAI
                  Insured
         150   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00         BBB-         122,310
                  Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 - RAAI
                  Insured
         250   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00         BBB-         217,880
                  Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 -
                  RAAI Insured
         400   Connecticut Health and Educational Facilities Authority, Revenue           No Opt. Call           A2         439,068
                  Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                  AMBAC Insured
         215   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00            A         200,866
                  Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 - AMBAC
                  Insured
         750   Connecticut Health and Educational Facilities Authority, Revenue         7/12 at 101.00         BBB-         727,515
                  Bonds, University of Hartford, Series 2002E, 5.500%, 7/01/22 -
                  RAAI Insured
       1,500   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 100.00          AAA       1,501,470
                  Bonds, Yale University, Series 2002W, 5.125%, 7/01/27
       3,000   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00          AAA       3,069,960
                  Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)
       5,050   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00          AAA       5,205,288
                  Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)
               University of Connecticut, General Obligation Bonds, Series 2006A:
         850      5.000%, 2/15/19 - FGIC Insured                                        2/16 at 100.00           AA         944,308
         490      5.000%, 2/15/23 - FGIC Insured                                        2/16 at 100.00           AA         527,103
         500   University of Connecticut, Student Fee Revenue Refunding Bonds,         11/12 at 101.00          AA-         528,490
                  Series 2002A, 5.250%, 11/15/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,105   Total Education and Civic Organizations                                                                   16,223,904
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 9.2% (6.2% OF TOTAL INVESTMENTS)
               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Bristol Hospital, Series 2002B:
         500      5.500%, 7/01/21 - RAAI Insured                                        7/12 at 101.00         BBB-         489,185
         600      5.500%, 7/01/32 - RAAI Insured                                        7/12 at 101.00         BBB-         512,220
         800   Connecticut Health and Educational Facilities Authority, Revenue         7/15 at 100.00          N/R         689,352
                  Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/20 - RAAI
                  Insured
         310   Connecticut Health and Educational Facilities Authority, Revenue         7/17 at 100.00         BBB-         237,575
                  Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 -
                  RAAI Insured
       2,130   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00          Aa3       2,084,226
                  Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 - FSA
                  Insured

46 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$        200   Connecticut Health and Educational Facilities Authority, Revenue         7/09 at 101.00         Baa1   $     189,826
                  Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 - MBIA
                  Insured
       1,325   Connecticut Health and Educational Facilities Authority, Revenue         7/16 at 100.00           A1       1,228,050
                  Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,865   Total Health Care                                                                                          5,430,434
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)
       1,000   Connecticut Housing Finance Authority, Multifamily Housing Mortgage     11/15 at 100.00          AAA         932,410
                  Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 5.8% (4.0% OF TOTAL INVESTMENTS)
         750   Connecticut Housing Finance Authority, Housing Mortgage Finance         11/10 at 100.00          AAA         727,320
                  Program Bonds, Series 2001C, 5.450%, 11/15/43 (Alternative Minimum
                  Tax)
       1,300   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/13 at 100.00          AAA       1,311,427
                  Program Bonds, Series 2004-A5, 5.050%, 11/15/34
               Connecticut Housing Finance Authority, Housing Mortgage Finance
               Program Bonds, Series 2006-A1:
         435      4.700%, 11/15/26 (Alternative Minimum Tax)                           11/15 at 100.00          AAA         400,839
         465      4.800%, 11/15/31 (Alternative Minimum Tax)                           11/15 at 100.00          AAA         420,527
         600   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/16 at 100.00          AAA         581,478
                  Program Bonds, Series 2006D, 4.650%, 11/15/27
------------------------------------------------------------------------------------------------------------------------------------
       3,550   Total Housing/Single Family                                                                                3,441,591
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 3.1% (2.1% OF TOTAL INVESTMENTS)
       2,000   Connecticut Resource Recovery Authority, Revenue Bonds, American        12/11 at 102.00          Ba1       1,814,680
                  Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I,
                  5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 11.7% (7.9% OF TOTAL INVESTMENTS)
         500   Connecticut Development Authority, First Mortgage Gross Revenue         12/11 at 102.00         BBB+         429,155
                  Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                  5.750%, 12/01/23
         380   Connecticut Development Authority, First Mortgage Gross Revenue         10/09 at 100.00         BBB-         376,105
                  Refunding Healthcare Bonds, Church Homes Inc. - Congregational
                  Avery Heights, Series 1997, 5.700%, 4/01/12
               Connecticut Development Authority, Revenue Bonds, Duncaster Inc.,
               Series 2002:
         650      5.125%, 8/01/22 - RAAI Insured                                        8/12 at 101.00          BBB         608,218
       1,025      4.750%, 8/01/32 - RAAI Insured                                        8/12 at 101.00          BBB         812,661
               Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Village for Families and Children Inc., Series 2002A:
         430      5.000%, 7/01/18 - AMBAC Insured                                       7/12 at 101.00            A         414,017
         475      5.000%, 7/01/20 - AMBAC Insured                                       7/12 at 101.00            A         444,766
         260      5.000%, 7/01/23 - AMBAC Insured                                       7/12 at 101.00            A         232,643
       1,000      5.000%, 7/01/32 - AMBAC Insured                                       7/12 at 101.00            A         798,640
               Connecticut Housing Finance Authority, Special Needs Housing Mortgage
               Finance Program Special Obligation Bonds, Series 2002SNH-1:
       1,000      5.000%, 6/15/22 - AMBAC Insured                                       6/12 at 101.00            A       1,011,520
       1,500      5.000%, 6/15/32 - AMBAC Insured                                       6/12 at 101.00            A       1,432,815
         500   Connecticut State Development Authority, Health Facilities Revenue       8/17 at 100.00          N/R         353,785
                  Bonds, Alzheimer's Resource Center of Connecticut, Inc., Series
                  2007, 5.500%, 8/15/27
------------------------------------------------------------------------------------------------------------------------------------
       7,720   Total Long-Term Care                                                                                       6,914,325
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 47

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 21.8% (14.9% OF TOTAL INVESTMENTS)
               Bethel, Connecticut, General Obligation Bonds, Series 2002:
$        525      5.000%, 11/01/18 - FGIC Insured                                      11/12 at 100.00          Aa3   $     558,721
         525      5.000%, 11/01/19 - FGIC Insured                                      11/12 at 100.00          Aa3         558,721
         525      5.000%, 11/01/20 - FGIC Insured                                      11/12 at 100.00          Aa3         557,440
         525      5.000%, 11/01/21 - FGIC Insured                                      11/12 at 100.00          Aa3         552,825
         525      5.000%, 11/01/22 - FGIC Insured                                      11/12 at 100.00          Aa3         545,811
       1,200   Connecticut State, General Obligation Bonds, Series 2006A, 4.750%,      12/16 at 100.00           AA       1,271,808
                  12/15/24
         450   Farmington, Connecticut, General Obligation Bonds, Series 2002,          9/12 at 101.00          Aa1         505,881
                  5.000%, 9/15/20
         600   Hartford, Connecticut, General Obligation Bonds, Series 2005A,           8/15 at 100.00          AAA         638,706
                  5.000%, 8/01/21 - FSA Insured
               New Canaan, Connecticut, General Obligation Bonds, Series 2002A:
         950      4.500%, 5/01/19                                                       5/11 at 100.00          Aaa       1,004,815
         900      4.600%, 5/01/20                                                       5/11 at 100.00          Aaa         923,220
         500      4.700%, 5/01/21                                                       5/11 at 100.00          Aaa         512,535
       1,000   New Haven, Connecticut, General Obligation Bonds, Series 2006,          11/16 at 100.00            A       1,101,600
                  5.000%, 11/01/17 - AMBAC Insured
               Southbury, Connecticut, General Obligation Bonds, Series 2002:
         500      4.875%, 12/15/20                                                     12/11 at 101.00          Aa3         523,585
         500      4.875%, 12/15/21                                                     12/11 at 101.00          Aa3         522,075
         500      5.000%, 12/15/22                                                     12/11 at 101.00          Aa3         525,925
               Stratford, Connecticut, General Obligation Bonds, Series 2002:
       1,375      4.000%, 2/15/19 - FSA Insured                                         2/12 at 100.00          AAA       1,411,149
         630      4.125%, 2/15/20 - FSA Insured                                         2/12 at 100.00          AAA         644,484
         500   West Hartford, Connecticut, General Obligation Bonds, Series 2005B,     10/15 at 100.00          AAA         561,245
                  5.000%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
      12,230   Total Tax Obligation/General                                                                              12,920,546
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 21.9% ( 14.9% OF TOTAL INVESTMENTS)
         930   Connecticut Health and Educational Facilities Authority, Child Care      7/16 at 100.00          AAA         909,698
                  Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 -
                  AGC Insured
          60   Connecticut, Special Tax Obligation Transportation Infrastructure          No Opt. Call           AA          65,168
                  Purpose Bonds, Series 1992B, 6.125%, 9/01/12
               Connecticut, Special Tax Obligation Transportation Infrastructure
               Purpose Bonds, Series 2002B:
       2,810      5.000%, 12/01/20 - AMBAC Insured                                     12/12 at 100.00           AA       2,936,309
       1,000      5.000%, 12/01/21 - AMBAC Insured                                     12/12 at 100.00           AA       1,040,240
       1,000      5.000%, 12/01/22 - AMBAC Insured                                     12/12 at 100.00           AA       1,036,540
         500   Connecticut, Special Tax Obligation Transportation Infrastructure        1/14 at 100.00           AA         517,995
                  Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured
       1,500   Connecticut, Special Tax Obligation Transportation Infrastructure        8/17 at 100.00           AA       1,557,990
                  Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 - AMBAC
                  Insured
       1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue          No Opt. Call            A         917,960
                  Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
               Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
               Bonds, Series 2005A:
         780      0.000%, 7/01/32 - FGIC Insured                                          No Opt. Call         BBB+         139,542
       2,120      0.000%, 7/01/33 - FGIC Insured                                          No Opt. Call         BBB+         350,245
               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Bonds, Series 2002G:
         890      5.250%, 7/01/17                                                       7/12 at 100.00         BBB-         864,849
       1,000      5.250%, 7/01/20                                                       7/12 at 100.00         BBB-         955,810
       1,045      5.250%, 7/01/21                                                       7/12 at 100.00         BBB-         989,845
         750   Virgin Islands Public Finance Authority, Senior Lien Revenue            10/09 at 100.50          BBB         723,368
                  Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                  5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
      15,385   Total Tax Obligation/Limited                                                                              13,005,559
------------------------------------------------------------------------------------------------------------------------------------

48 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 0.8% (0.5% OF TOTAL INVESTMENTS)
$        415   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking        No Opt. Call            A   $     462,912
                  Facility, Series 2002, 5.375%, 12/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 21.9% (14.9% OF TOTAL INVESTMENTS) (4)
         500   Bridgeport, Connecticut, General Obligation Bonds, Series 2003A,         9/13 at 100.00          AAA         575,485
                  5.250%, 9/15/23 (Pre-refunded 9/15/13) - FSA Insured
       3,100   Connecticut Health and Educational Facilities Authority, Revenue         7/11 at 101.00        A (4)       3,378,255
                  Bonds, Trinity College, Series 2001G, 5.000%, 7/01/21
                  (Pre-refunded 7/01/11) - AMBAC Insured
          40   New Haven, Connecticut, General Obligation Bonds, Series 2002A,         11/11 at 101.00        A (4)          43,940
                  5.250%, 11/01/17 - AMBAC Insured (ETM)
       3,050   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series        7/10 at 101.00          AAA       3,233,121
                  2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - FSA Insured
       3,000   Puerto Rico Infrastructure Financing Authority, Special Obligation      10/10 at 101.00          AAA       3,151,589
                  Bonds, Series 2000A, 5.500%, 10/01/40
       1,010   Puerto Rico Public Finance Corporation, Commonwealth Appropriation         No Opt. Call          AAA       1,129,503
                  Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC Insured (ETM)
         195   Puerto Rico Public Finance Corporation, Commonwealth Appropriation       2/12 at 100.00          AAA         214,085
                  Bonds, Series 2002E, 5.500%, 8/01/29 (Pre-refunded 2/01/12)
       1,100   University of Connecticut, General Obligation Bonds, Series 2003A,       2/13 at 100.00       AA (4)       1,243,385
                  5.125%, 2/15/21 (Pre-refunded 2/15/13) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      11,995   Total U.S. Guaranteed                                                                                     12,969,363
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 4.2% (2.9% OF TOTAL INVESTMENTS)
         720   Connecticut Development Authority, Pollution Control Revenue            10/09 at 101.50         Baa1         718,690
                  Refunding Bonds, Connecticut Light and Power Company, Series
                  1993A, 5.850%, 9/01/28
         860   Connecticut Development Authority, Solid Waste Disposal Facilities      11/12 at 100.00         Baa1         737,459
                  Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%,
                  11/01/37 (Alternative Minimum Tax)
               Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
               Bonds, Wheelabrator Lisbon Project, Series 1993A:
         790      5.500%, 1/01/14 (Alternative Minimum Tax)                             7/09 at 100.00          BBB         778,190
         305      5.500%, 1/01/20 (Alternative Minimum Tax)                             7/09 at 100.00          BBB         291,431
------------------------------------------------------------------------------------------------------------------------------------
       2,675   Total Utilities                                                                                            2,525,770
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 14.5% (9.9% OF TOTAL INVESTMENTS)
         400   Connecticut Development Authority, Water Facility Revenue Bonds,         9/17 at 100.00          N/R         306,924
                  Aquarion Water Company Project, Series 200.7, 5.100%, 9/01/37 -
                  SYNCORA GTY Insured (Alternative Minimum Tax)
       1,185   Connecticut, State Revolving Fund General Revenue Bonds, Series         10/13 at 100.00          AAA       1,295,087
                  2003A, 5.000%, 10/01/16
               Greater New Haven Water Pollution Control Authority, Connecticut,
               Regional Wastewater System Revenue Bonds, Series 2005A:
       1,230      5.000%, 11/15/30 - MBIA Insured                                      11/15 at 100.00          AA-       1,223,567
         640      5.000%, 8/15/35 - MBIA Insured                                       11/15 at 100.00          AA-         622,637
         230   Guam Government Waterworks Authority, Water and Wastewater System        7/15 at 100.00          Ba2         198,071
                  Revenue Bonds, Series 2005, 6.000%, 7/01/25

                                                           Nuveen Investments 49

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)
               South Central Connecticut Regional Water Authority, Water System
               Revenue Bonds, Eighteenth Series 2003A:
$      2,050      5.000%, 8/01/20 - MBIA Insured                                        8/13 at 100.00          AA-   $   2,131,692
         590      5.000%, 8/01/33 - MBIA Insured                                        8/13 at 100.00          AA-         591,280
       1,840   South Central Connecticut Regional Water Authority, Water System         8/16 at 100.00          AA-       1,867,563
                  Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 - MBIA
                  Insured
         350   Stamford, Connecticut, Water Pollution Control System and Facility      11/13 at 100.00          AA+         350,823
                  Revenue Bonds, Series 2003A, 5.000%, 11/15/32
------------------------------------------------------------------------------------------------------------------------------------
       8,515   Total Water and Sewer                                                                                      8,587,644
------------------------------------------------------------------------------------------------------------------------------------
$     89,625   Total Investments (cost $89,136,791) - 146.9%                                                             87,037,269
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (9.8)%                                                                        (5,780,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 10.6%                                                                      6,262,172
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (47.7)% (5)                                                     (28,275,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  59,244,441
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

50 Nuveen Investments

NMT | Nuveen Massachusetts Premium Income Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 1.5% (1.0% OF TOTAL INVESTMENTS)
$      1,445   Boston Industrial Development Financing Authority, Massachusetts,        9/12 at 102.00           B3   $     965,477
                  Senior Revenue Bonds, Crosstown Center Project, Series 2002,
                  6.500%, 9/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 31.0% (20.2% OF TOTAL INVESTMENTS)
       1,045   Massachusetts Development Finance Agency, Revenue Bonds, Worcester       9/17 at 100.00          AA-       1,000,734
                  Polytechnic Institute, Series 2007, 5.000%, 9/01/37 - MBIA Insured
         890   Massachusetts Development Finance Authority, Revenue Bonds, Curry        9/09 at 101.00          BBB         887,116
                  College, Series 2000A, 6.000%, 3/01/20 - ACA Insured
       1,745   Massachusetts Development Finance Authority, Revenue Bonds,              7/15 at 100.00          AAA       1,795,622
                  Massachusetts College of Pharmacy and Allied Health Sciences,
                  Series 2005D, 5.000%, 7/01/27 - AGC Insured
         750   Massachusetts Development Finance Authority, Revenue Bonds, Milton       9/13 at 100.00          AA-         796,305
                  Academy, Series 2003A, 5.000%, 9/01/19
       4,900   Massachusetts Development Finance Authority, Revenue Bonds, WGBH         1/18 at 100.00          AAA       4,769,317
                  Educational Foundation, Series 2008A, 5.000%, 1/01/42 - AGC Insured
                  (UB)
       1,090   Massachusetts Development Finance Authority, Revenue Refunding Bonds,      No Opt. Call           A2       1,197,474
                  Boston University, Series 1999P, 6.000%, 5/15/29
       1,550   Massachusetts Educational Finance Authority, Educational Loan Revenue    1/12 at 100.00           AA       1,580,055
                  Bonds, Series 2002E, 5.000%, 1/01/13 - AMBAC Insured (Alternative
                  Minimum Tax)
       2,000   Massachusetts Health and Educational Facilities Authority, Revenue       6/13 at 100.00          AA-       2,154,540
                  Bonds, Boston College, Series 2003N, 5.250%, 6/01/18
         500   Massachusetts Health and Educational Facilities Authority, Revenue       9/09 at 100.00         BBB-         457,505
                  Bonds, Hebrew College, Series 1999A, 0.800%, 7/01/31 - RAAI Insured
                  (4)
         500   Massachusetts Health and Educational Facilities Authority, Revenue       7/13 at 100.00          Aaa         520,395
                  Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26
         555   Massachusetts Health and Educational Facilities Authority, Revenue       7/13 at 100.00          AAA         600,066
                  Bonds, Williams College, Series 2003H, 5.000%, 7/01/21
       1,380   Massachusetts Health and Educational Facilities Authority, Revenue       7/16 at 100.00          AAA       1,429,901
                  Bonds, Williams College, Series 2007L, 5.000%, 7/01/31
         500   Massachusetts Health and Educational Facilities Authority, Revenue      11/12 at 100.00            A         475,485
                  Bonds, Worcester State  College, Series 2002, 5.000%, 11/01/32 -
                  AMBAC Insured
       1,645   Massachusetts Industrial Finance Agency, Revenue Bonds, Whitehead        7/09 at 100.00          Aa1       1,645,954
                  Institute for Biomedical Research, Series 1993, 5.125%, 7/01/26
         375   Puerto Rico Industrial, Tourist, Educational, Medical and                8/09 at 101.00         BBB-         321,878
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Bonds, Ana G. Mendez University System, Series
                  1999, 5.375%, 2/01/19
------------------------------------------------------------------------------------------------------------------------------------
      19,425   Total Education and Civic Organizations                                                                   19,632,347
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 24.3% (15.8% OF TOTAL INVESTMENTS)
       1,250   Massachusetts Health and Educational Facilities Authority, Revenue      10/11 at 101.00         BBB+       1,105,050
                  Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31
       1,000   Massachusetts Health and Educational Facilities Authority, Revenue      11/11 at 101.00         BBB-         740,930
                  Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 -
                  RAAI Insured

                                                           Nuveen Investments 51

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
               Massachusetts Health and Educational Facilities Authority, Revenue
               Bonds, Capital Asset Program, Series 1998B-1:
$      1,800      5.375%, 2/01/26 - MBIA Insured                                        8/18 at 100.00          AA-   $   1,726,218
         770      5.375%, 2/01/28 - MBIA Insured                                        8/18 at 100.00          AA-         722,891
       1,500   Massachusetts Health and Educational Facilities Authority, Revenue       8/18 at 100.00          AA-       1,423,620
                  Bonds, Capital Asset Program, Series 1998B-2, 5.375%, 2/01/27 -
                  MBIA Insured
       1,000   Massachusetts Health and Educational Facilities Authority, Revenue       7/12 at 101.00          BBB         920,650
                  Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%,
                  7/01/22
         935   Massachusetts Health and Educational Facilities Authority, Revenue       8/15 at 100.00         BBB-         661,110
                  Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 - RAAI
                  Insured
       1,000   Massachusetts Health and Educational Facilities Authority, Revenue       8/15 at 100.00            A         957,930
                  Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 -
                  FGIC Insured
       2,000   Massachusetts Health and Educational Facilities Authority, Revenue       8/17 at 100.00            A       1,918,080
                  Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28
         585   Massachusetts Health and Educational Facilities Authority, Revenue       7/17 at 100.00         BBB-         394,705
                  Bonds, Milford Regional Medical Center, Series 2007E, 5.000%,
                  7/15/32
       1,000   Massachusetts Health and Educational Facilities Authority, Revenue       7/15 at 100.00          BB-         573,870
                  Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30
         750   Massachusetts Health and Educational Facilities Authority, Revenue       7/09 at 100.00          AA-         707,400
                  Bonds, New England Medical Center Hospitals, Series 1993G-1,
                  5.375%, 7/01/24 - MBIA Insured
          75   Massachusetts Health and Educational Facilities Authority, Revenue       7/11 at 101.00           AA          76,223
                  Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%,
                  7/01/32
         375   Massachusetts Health and Educational Facilities Authority, Revenue       7/11 at 100.00          BBB         363,146
                  Bonds, UMass Memorial Health Care, Series 2001C, 6.625%, 7/01/32
       1,445   Massachusetts Health and Educational Facilities Authority, Revenue       7/15 at 100.00          BBB       1,119,066
                  Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33
       2,000   Massachusetts State, Health and Educational Facilities Authority,        7/17 at 100.00           AA       1,970,280
                  Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32
------------------------------------------------------------------------------------------------------------------------------------
      17,485   Total Health Care                                                                                         15,381,169
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 7.8% (5.1% OF TOTAL INVESTMENTS)
       1,335   Massachusetts Development Finance Authority, Multifamily Housing         7/17 at 100.00          AAA       1,209,003
                  Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48
       1,815   Massachusetts Development Financing Authority, Assisted Living Revenue  12/09 at 102.00          N/R       1,575,474
                  Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31
         335   Massachusetts Housing Finance Agency, Housing Bonds, Series 2006A,       6/15 at 100.00          AA-         310,388
                  5.100%, 12/01/37 (Alternative Minimum Tax)
         500   Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series      6/13 at 100.00          AA-         486,470
                  2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)
         320   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue    7/10 at 101.00            A         327,981
                  Bonds, Series 1999D, 5.500%, 7/01/13 - AMBAC Insured (Alternative
                  Minimum Tax)
       1,000   Somerville Housing Authority, Massachusetts, GNMA Collateralized         5/12 at 103.00          AAA       1,040,870
                  Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%,
                  11/20/22
------------------------------------------------------------------------------------------------------------------------------------
       5,305   Total Housing/Multifamily                                                                                  4,950,186
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 3.6% (2.4% OF TOTAL INVESTMENTS)
       1,500   Massachusetts Housing Finance Agency, Single Family Housing Revenue      6/16 at 100.00           AA       1,294,740
                  Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)
         985   Massachusetts Housing Finance Agency, Single Family Housing Revenue      6/18 at 100.00           AA       1,010,049
                  Bonds, Series 2008, Trust 3145, 14.149%, 12/01/28 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       2,485   Total Housing/Single Family                                                                                2,304,789
------------------------------------------------------------------------------------------------------------------------------------

52 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.1% (0.7% OF TOTAL INVESTMENTS)
$        345   Massachusetts Development Finance Agency, Pioneer Valley Resource          No Opt. Call          N/R   $     300,274
                  Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006,
                  5.875%, 7/01/14 (Alternative Minimum Tax)
         400   Massachusetts Development Finance Agency, Solid Waste Disposal Revenue     No Opt. Call          BBB         391,872
                  Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14
------------------------------------------------------------------------------------------------------------------------------------
         745   Total Industrials                                                                                            692,146
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 6.8% (4.4% OF TOTAL INVESTMENTS)
       1,270   Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds, Deutsches    10/09 at 104.00          AAA       1,308,545
                  Altenheim Inc., Series 1998A, 6.125%, 10/01/31
       1,685   Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove,  10/12 at 102.00          N/R       1,151,512
                  Series 2007, 5.250%, 10/01/26
       1,500   Massachusetts Development Finance Authority, GNMA Collateralized         3/12 at 105.00          AAA       1,483,245
                  Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series
                  2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)
           5   Massachusetts Industrial Finance Agency, FHA-Insured Project Revenue     8/09 at 100.00          AA+           5,004
                  Bonds, Heights Crossing LP, Series 1995, 6.000%, 2/01/15
                  (Alternative Minimum Tax)
         400   Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds,   1/11 at 101.00         BBB-         366,380
                  Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
       4,860   Total Long-Term Care                                                                                       4,314,686
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 19.3% (12.6% OF TOTAL INVESTMENTS)
         500   Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%,   5/15 at 100.00           A1         531,215
                  5/15/23 - AMBAC Insured
       1,250   Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%,   1/15 at 100.00          AA+       1,392,700
                  1/01/17
       1,000   Fall River, Massachusetts, General Obligation Bonds, Series 2003,        2/13 at 101.00          AAA       1,012,050
                  5.000%, 2/01/21 - FSA Insured
       2,500   Massachusetts Bay Transportation Authority, General Obligation             No Opt. Call          AAA       3,072,721
                  Transportation System Bonds, Series 1991A, 7.000%, 3/01/21
       1,275   Massachusetts, General Obligation Bonds, Consolidated Loan, Series         No Opt. Call           AA       1,491,737
                  2001D, 6.000%, 11/01/13 - MBIA Insured
         980   Monson, Massachusetts, General Obligation Bonds, Series 2002, 5.250%,    5/12 at 101.00           A3       1,034,116
                  5/15/22 - AMBAC Insured
       1,260   Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%,     No Opt. Call          AAA       1,471,012
                  11/15/20 - FGIC Insured
       1,000   Puerto Rico, General Obligation and Public Improvement Bonds, Series       No Opt. Call         Baa3         918,000
                  2001A, 5.500%, 7/01/29 - FGIC Insured
       1,220   Worcester, Massachusetts, General Obligation Bonds, Series 2005A,        7/15 at 100.00          AA-       1,284,636
                  5.000%, 7/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,985   Total Tax Obligation/General                                                                              12,208,187
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 14.8% (9.6% OF TOTAL INVESTMENTS)
         210   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Series        5/14 at 100.00            A         216,170
                  2004, 5.000%, 5/01/26 - AMBAC Insured
         385   Massachusetts Bay Transportation Authority, Senior Lien Sales Tax          No Opt. Call          AAA         454,269
                  Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21
         975   Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue     7/18 at 100.00          AAA       1,049,422
                  Bonds, Series 2006, 5.000%, 7/01/26
         550   Massachusetts College Building Authority, Project Revenue Bonds,         5/14 at 100.00          AA-         582,472
                  Series 2004A, 5.000%,5/01/19 - MBIA Insured
         325   Massachusetts College Building Authority, Project Revenue Bonds,         5/16 at 100.00           A1         311,217
                  Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

                                                           Nuveen Investments 53

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$      1,200   Massachusetts College Building Authority, Project Revenue Bonds,         5/18 at 100.00          AAA   $   1,213,728
                  Series 2008A, 5.000%, 5/01/33 - AGC Insured
       1,000   Massachusetts College Building Authority, Project Revenue Refunding        No Opt. Call           A1       1,097,380
                  Bonds, Series 2003B, 5.375%, 5/01/23 - SYNCORA GTY Insured
       1,300   Massachusetts School Building Authority, Dedicated Sales Tax Revenue     8/15 at 100.00          AAA       1,418,703
                  Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured
         540   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series      No Opt. Call          AA-         575,176
                  2005, 5.000%, 1/01/20 - FGIC Insured
       1,000   Massachusetts, Special Obligation Refunding Notes, Federal Highway         No Opt. Call          Aa3       1,108,020
                  Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 -
                  FSA Insured
         240   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue        No Opt. Call            A          18,617
                  Bonds, Series 2005A, 0.000%, 7/01/43 - AMBAC Insured
       1,300   Puerto Rico, Highway Revenue Bonds, Highway and Transportation             No Opt. Call          AA-       1,303,419
                  Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,025   Total Tax Obligation/Limited                                                                               9,348,593
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 9.3% (6.1% OF TOTAL INVESTMENTS)
       2,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%,       7/13 at 100.00          AA-       1,924,060
                  7/01/33 - MBIA Insured
       1,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,          7/17 at 100.00          AA-         853,660
                  BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 - FGIC Insured
                  (Alternative Minimum Tax)
         225   Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta    1/11 at 101.00            A         119,745
                  Air Lines Inc., Series 2001A, 5.000%, 1/01/27 - AMBAC Insured
                  (Alternative Minimum Tax)
       4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds, US       9/09 at 100.00          AA-       3,009,080
                  Airways Group Inc., Series1996A, 5.750%, 9/01/16 - MBIA Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       7,225   Total Transportation                                                                                       5,906,545
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 19.0% (12.4% OF TOTAL INVESTMENTS) (5)
         550   Guam Economic Development Authority, Tobacco Settlement Asset-Backed     5/11 at 100.00      N/R (5)         594,248
                  Bonds, Series 2001B, 5.500%, 5/15/41 (Pre-refunded 5/15/11)
          25   Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue     7/18 at 100.00      Aa2 (5)          29,529
                  Bonds, Series 2006, 5.000%, 7/01/26 (Pre-refunded 7/01/18)
       2,500   Massachusetts Development Finance Authority, GNMA Collateralized        10/11 at 105.00      N/R (5)       2,965,800
                  Revenue Bonds, VOA Concord Assisted Living Inc., Series 2000A,
                  6.900%, 10/20/41 (Pre-refunded 10/20/11)
         500   Massachusetts Development Finance Authority, Revenue Bonds, Belmont      9/11 at 101.00        A (5)         553,130
                  Hills School, Series 2001, 5.375%, 9/01/23 (Pre-refunded 9/01/11)
       1,000   Massachusetts Development Finance Authority, Revenue Bonds,              7/13 at 101.00       A- (5)       1,176,680
                  Massachusetts College of Pharmacy and Allied Health Sciences,
                  Series 2003C, 5.750%, 7/01/33 (Pre-refunded 7/01/13)
         410   Massachusetts Health and Educational Facilities Authority, Revenue       7/21 at 100.00          AAA         457,745
                  Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded
                  7/01/21) - MBIA Insured
         600   Massachusetts Health and Educational Facilities Authority, Revenue       5/12 at 100.00      N/R (5)         661,668
                  Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%,
                  5/15/19 (Pre-refunded 5/15/12) - FGIC Insured
       1,925   Massachusetts Health and Educational Facilities Authority, Revenue       7/11 at 101.00          AAA       2,131,745
                  Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%,
                  7/01/32 (Pre-refunded 7/01/11)
       1,000   Massachusetts Health and Educational Facilities Authority, Revenue      10/11 at 100.00       A+ (5)       1,086,450
                  Bonds, University of Massachusetts - Worcester Campus, Series
                  2001B, 5.250%, 10/01/31 (Pre-refunded 10/01/11) - FGIC Insured
         525   Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%,       7/09 at 100.00          AAA         653,903
                  7/01/13 (ETM)
       1,500   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series    1/14 at 100.00        A (5)       1,695,480
                  2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,535   Total U.S. Guaranteed                                                                                     12,006,378
------------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 2.9% (1.9% OF TOTAL INVESTMENTS)
$      1,000   Massachusetts Development Finance Agency, Resource Recovery Revenue      1/12 at 101.00          AA-   $     999,130
                  Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 - MBIA Insured
       1,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue       6/09 at 102.00          BBB         813,430
                  Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%,
                  12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,000   Total Utilities                                                                                            1,812,560
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 12.0% (7.8% OF TOTAL INVESTMENTS)
       2,000   Boston Water and Sewerage Commission, Massachusetts, General Revenue    11/14 at 100.00          AA+       2,107,720
                  Bonds, Senior Series 2004A, 5.000%, 11/01/25
          60   Massachusetts Water Pollution Abatement Trust, Pooled Loan Program       8/13 at 100.00          AAA          63,594
                  Bonds, Series 2003-9, 5.000%, 8/01/22
         285   Massachusetts Water Pollution Abatement Trust, Pooled Loan Program       8/14 at 100.00          AAA         299,404
                  Bonds, Series 2004-10, 5.000%, 8/01/26
         750   Massachusetts Water Pollution Abatement Trust, Pooled Loan Program       8/15 at 100.00          AAA         757,208
                  Bonds, Series 2005-11, 4.500%, 8/01/29
       1,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan Program       8/16 at 100.00          AAA         984,450
                  Bonds, Series 2006-12, 4.375%, 8/01/31
       1,250   Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA       8/12 at 100.00          AAA       1,349,000
                  Loan Program, Series 2002A, 5.250%, 8/01/20
       1,500   Massachusetts Water Resources Authority, General Revenue Bonds, Series   8/17 at 100.00          AA+       1,570,575
                  2005A, 5.000%, 8/01/28 - MBIA Insured
         625   Massachusetts Water Resources Authority, General Revenue Bonds, Series   8/16 at 100.00          AA+         489,575
                  2006A, 4.000%, 8/01/46
------------------------------------------------------------------------------------------------------------------------------------
       7,470   Total Water and Sewer                                                                                      7,621,526
------------------------------------------------------------------------------------------------------------------------------------
$     98,990   Total Investments (cost $100,505,662) - 153.4%                                                            97,144,589
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.9)%                                                                        (2,450,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.2%                                                                       2,625,987
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (53.7)% (6)                                                     (34,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  63,320,576
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

NMB | Nuveen Massachusetts Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 1.2% (0.8% OF TOTAL INVESTMENTS)
$        485   Boston Industrial Development Financing Authority, Massachusetts,        9/12 at 102.00           B3   $     324,053
                  Senior Revenue Bonds, Crosstown Center Project, Series 2002,
                  6.500%, 9/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 38.4% (24.8% OF TOTAL INVESTMENTS)
         450   Massachusetts Development Finance Agency, Revenue Bonds, Worcester       9/17 at 100.00          AA-         430,938
                  Polytechnic Institute, Series 2007, 5.000%, 9/01/37 - MBIA Insured
         495   Massachusetts Development Finance Authority, Revenue Bonds,              7/15 at 100.00          AAA         509,360
                  Massachusetts College of Pharmacy and Allied Health Sciences,
                  Series 2005D, 5.000%, 7/01/27 - AGC Insured
         500   Massachusetts Development Finance Authority, Revenue Bonds, Milton       9/13 at 100.00          AA-         530,870
                  Academy, Series 2003A, 5.000%, 9/01/19
       2,100   Massachusetts Development Finance Authority, Revenue Bonds, WGBH         1/18 at 100.00          AAA       2,043,993
                  Educational Foundation, Series 2008A, 5.000%, 1/01/42 - AGC Insured
                  (UB)
       1,000   Massachusetts Development Finance Authority, Revenue Refunding Bonds,    5/29 at 105.00           A2       1,054,790
                  Boston University, Series 1999P, 6.000%, 5/15/59
         990   Massachusetts Educational Finance Authority, Educational Loan Revenue    7/10 at 100.00           AA         994,831
                  Bonds, Series 2001E, 5.300%, 1/01/16 - AMBAC Insured (Alternative
                  Minimum Tax)
       1,000   Massachusetts Health and Educational Facilities Authority, Revenue       6/13 at 100.00          AA-       1,077,270
                  Bonds, Boston College, Series 2003N, 5.250%, 6/01/18
       1,000   Massachusetts Health and Educational Facilities Authority, Revenue       9/09 at 100.00         BBB-         915,010
                  Bonds, Hebrew College, Series 1999A, 0.800%, 7/01/31 - RAAI Insured
                  (4)
       2,000   Massachusetts Health and Educational Facilities Authority, Revenue       2/11 at 100.00          Aa2       2,020,940
                  Bonds, Tufts University, Series 2001I, 5.500%, 2/15/36
         590   Massachusetts Health and Educational Facilities Authority, Revenue       7/16 at 100.00          AAA         611,334
                  Bonds, Williams College, Series 2007L, 5.000%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
      10,125   Total Education and Civic Organizations                                                                   10,189,336
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 26.0% (16.8% OF TOTAL INVESTMENTS)
         500   Massachusetts Health and Educational Facilities Authority Revenue        1/18 at 100.00          N/R         363,405
                  Bonds, Quincy Medical Center Issue, Series A (2008), 6.500%,
                  1/15/38
         500   Massachusetts Health and Educational Facilities Authority, Revenue      10/11 at 101.00         BBB+         442,020
                  Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31
         775   Massachusetts Health and Educational Facilities Authority, Revenue       8/18 at 100.00          AA-         743,233
                  Bonds, Capital Asset Program, Series 1998B-1, 5.375%, 2/01/26 -
                  MBIA Insured
         500   Massachusetts Health and Educational Facilities Authority, Revenue       8/18 at 100.00          AA-         474,540
                  Bonds, Capital Asset Program, Series 1998B-2, 5.375%, 2/01/27 -
                  MBIA Insured
         250   Massachusetts Health and Educational Facilities Authority, Revenue       1/11 at 100.00          BBB         222,093
                  Bonds, Caritas Christi Obligated Group, Series 1999A, 5.625%,
                  7/01/20
         295   Massachusetts Health and Educational Facilities Authority, Revenue       1/12 at 101.00            A         295,799
                  Bonds, Covenant Health Systems Obligated Group, Series 2002,
                  6.000%, 7/01/31
         315   Massachusetts Health and Educational Facilities Authority, Revenue       8/15 at 100.00         BBB-         222,727
                  Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 - RAAI
                  Insured
         600   Massachusetts Health and Educational Facilities Authority, Revenue       8/15 at 100.00            A         574,758
                  Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 -
                  FGIC Insured

56 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      1,000   Massachusetts Health and Educational Facilities Authority, Revenue       8/17 at 100.00            A   $     959,040
                  Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28
         290   Massachusetts Health and Educational Facilities Authority, Revenue       7/17 at 100.00         BBB-         195,666
                  Bonds, Milford Regional Medical Center, Series 2007E, 5.000%,
                  7/15/32
         500   Massachusetts Health and Educational Facilities Authority, Revenue       7/15 at 100.00          BB-         286,935
                  Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30
         500   Massachusetts Health and Educational Facilities Authority, Revenue       7/14 at 100.00           BB         367,620
                  Bonds, Northern Berkshire Community Services Inc., Series 2004B,
                  6.375%, 7/01/34
       1,000   Massachusetts Health and Educational Facilities Authority, Revenue       7/09 at 101.00           AA       1,010,770
                  Bonds, Partners HealthCare System Inc., Series 1999B, 5.125%,
                  7/01/19
          35   Massachusetts Health and Educational Facilities Authority, Revenue       7/11 at 101.00           AA          35,571
                  Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%,
                  7/01/32
         500   Massachusetts Health and Educational Facilities Authority, Revenue       7/11 at 100.00          BBB         484,195
                  Bonds, UMass Memorial Health Care, Series 2001C, 6.625%, 7/01/32
         285   Massachusetts Health and Educational Facilities Authority, Revenue       7/15 at 100.00          BBB         220,715
                  Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33
------------------------------------------------------------------------------------------------------------------------------------
       7,845   Total Health Care                                                                                          6,899,087
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 12.2% (7.9% OF TOTAL INVESTMENTS)
         570   Massachusetts Development Finance Authority, Multifamily Housing         7/17 at 100.00          AAA         516,203
                  Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48
         135   Massachusetts Housing Finance Agency, Housing Bonds, Series 2006A,       6/15 at 100.00          AA-         125,082
                  5.100%, 12/01/37 (Alternative Minimum Tax)
         500   Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series      6/13 at 100.00          AA-         486,470
                  2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)
       1,135   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue    1/11 at 100.00            A       1,081,065
                  Bonds, Series 2001A, 5.850%, 7/01/35 - AMBAC Insured (Alternative
                  Minimum Tax)
       1,000   Somerville Housing Authority, Massachusetts, GNMA Collateralized         5/12 at 103.00          AAA       1,040,870
                  Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%,
                  11/20/22
------------------------------------------------------------------------------------------------------------------------------------
       3,340   Total Housing/Multifamily                                                                                  3,249,690
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 4.0% (2.6% OF TOTAL INVESTMENTS)
         650   Massachusetts Housing Finance Agency, Single Family Housing Revenue      6/16 at 100.00           AA         561,054
                  Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)
         480   Massachusetts Housing Finance Agency, Single Family Housing Revenue      6/18 at 100.00           AA         490,498
                  Bonds, Series 2008, Trust 3145, 15.203%, 12/01/33 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       1,130   Total Housing/Single Family                                                                                1,051,552
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)
         160   Massachusetts Development Finance Agency, Pioneer Valley Resource          No Opt. Call          N/R         139,258
                  Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%,
                  7/01/14 (Alternative Minimum Tax)
         200   Massachusetts Development Finance Agency, Solid Waste Disposal Revenue     No Opt. Call          BBB         195,936
                  Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14
------------------------------------------------------------------------------------------------------------------------------------
         360   Total Industrials                                                                                            335,194
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 8.0% (5.2% OF TOTAL INVESTMENTS)
         725   Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove,  10/12 at 102.00          N/R         495,458
                  Series 2007, 5.250%, 10/01/26
         655   Massachusetts Development Finance Authority, First Mortgage Revenue      7/11 at 102.00         BBB-         628,617
                  Bonds, Berkshire Retirement Community - Edgecombe Project, Series
                  2001A, 6.750%, 7/01/21

                                                           Nuveen Investments 57

    | Portfolio of INVESTMENTS May 31. 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
$      1,000   Massachusetts Development Finance Authority, GNMA Collateralized         3/12 at 105.00          AAA   $     988,830
                  Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series
                  2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,380   Total Long-Term Care                                                                                       2,112,905
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 14.7% (9.5% OF TOTAL INVESTMENTS)
         310   Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%,   5/15 at 100.00           A1         329,353
                  5/15/23 - AMBAC Insured
       2,000   Brookline, Massachusetts, General Obligation Bonds, Series 2000,         4/10 at 101.00          Aaa       2,084,637
                  5.375%, 4/01/17
         440   Fall River, Massachusetts, General Obligation Bonds, Series 2003,        2/13 at 101.00          AAA         445,302
                  5.000%, 2/01/21 - FSA Insured
         500   Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%,     No Opt. Call          AAA         583,735
                  11/15/20 - FGIC Insured
         500   Puerto Rico, General Obligation and Public Improvement Bonds, Series       No Opt. Call         Baa3         459,000
                  2001A, 5.500%, 7/01/29 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,750   Total Tax Obligation/General                                                                               3,902,027
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 12.4% (8.0% OF TOTAL INVESTMENTS)
         395   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Series        5/14 at 100.00            A         406,605
                  2004, 5.000%, 5/01/26 - AMBAC Insured
          85   Massachusetts Bay Transportation Authority, Assessment Bonds, Series     7/10 at 100.00          AAA          85,343
                  2000A, 5.250%, 7/01/30
         385   Massachusetts Bay Transportation Authority, Senior Lien Sales Tax          No Opt. Call          AAA         454,269
                  Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21
         230   Massachusetts College Building Authority, Project Revenue Bonds,         5/14 at 100.00          AA-         243,579
                  Series 2004A, 5.000%, 5/01/19 - MBIA Insured
         250   Massachusetts College Building Authority, Project Revenue Bonds,         5/16 at 100.00           A1         239,398
                  Series 2006A, 5.000%, 5/01/31 - AMBAC Insured
         550   Massachusetts College Building Authority, Project Revenue Bonds,         5/18 at 100.00          AAA         556,292
                  Series 2008A, 5.000%, 5/01/33 - AGC Insured
         500   Massachusetts School Building Authority, Dedicated Sales Tax Revenue     8/15 at 100.00          AAA         545,655
                  Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured
         230   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series      No Opt. Call          AA-         244,982
                  2005, 5.000%, 1/01/20 - FGIC Insured
         500   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan      10/10 at 101.00         BBB+         508,995
                  Note, Series 1999A, 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
       3,125   Total Tax Obligation/Limited                                                                               3,285,118
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 1.3% (0.8% OF TOTAL INVESTMENTS)
         400   Massachusetts Port Authority, Special Facilities Revenue Bonds,          7/17 at 100.00          AA-         341,464
                  BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 - FGIC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 15.7% (10.1% OF TOTAL INVESTMENTS) (5)
       1,000   Boston, Massachusetts, General Obligation Bonds, Series 2001A, 5.000%,   2/11 at 100.00      AA+ (5)       1,067,610
                  2/01/20 (Pre-refunded 2/01/11)
       1,675   Lawrence, Massachusetts, General Obligation Bonds, Series 2001,          2/11 at 100.00      Aa3 (5)       1,788,247
                  5.000%, 2/01/21 (Pre-refunded 2/01/11) - AMBAC Insured
         125   Massachusetts Bay Transportation Authority, Assessment Bonds, Series     7/10 at 100.00      Aa1 (5)         131,404
                  2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10)
          80   Massachusetts Health and Educational Facilities Authority, Revenue       1/12 at 101.00        A (5)          90,150
                  Bonds, Covenant Health Systems Obligated Group, Series 2002,
                  6.000%, 7/01/31 (Pre-refunded 1/01/12)

58 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (5) (continued)
$        215   Massachusetts Health and Educational Facilities Authority, Revenue       7/11 at 101.00          AAA   $     238,091
                  Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%,
                  7/01/32 (Pre-refunded 7/01/11)
         750   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series    1/14 at 100.00        A (5)         847,740
                  2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,845   Total U.S. Guaranteed                                                                                      4,163,242
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 5.6% (3.6% OF TOTAL INVESTMENTS)
       1,070   Massachusetts Development Finance Agency, Resource Recovery Revenue      1/12 at 101.00          AA-       1,074,933
                  Bonds, SEMass , System Series 2001A, 5.625%, 1/01/14 - MBIA Insured
         500   Massachusetts Industrial Finance Agency, Resource Recovery Revenue       6/09 at 102.00          BBB         406,715
                  Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%,
                  12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,570   Total Utilities                                                                                            1,481,648
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 14.0% (9.1% OF TOTAL INVESTMENTS)
         530   Boston Water and Sewerage Commission, Massachusetts, General Revenue    11/14 at 100.00          AA+         558,546
                  Bonds, Senior Series 2004A, 5.000%, 11/01/25
         125   Guam Government Waterworks Authority, Water and Wastewater System        7/15 at 100.00          Ba2         107,648
                  Revenue Bonds, Series 2005, 6.000%, 7/01/25
         500   Massachusetts Water Pollution Abatement Trust, Pooled Loan Program       8/15 at 100.00          AAA         504,805
                  Bonds, Series 2005-11, 4.500%, 8/01/29
         400   Massachusetts Water Pollution Abatement Trust, Pooled Loan Program       8/16 at 100.00          AAA         393,780
                  Bonds, Series 2006-12, 4.375%, 8/01/31
         500   Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA       8/12 at 100.00          AAA         539,600
                  Loan Program, Series 2002A, 5.250%, 8/01/20
       1,405   Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA       8/09 at 101.00          AAA       1,423,096
                  Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29
         250   Massachusetts Water Resources Authority, General Revenue Bonds, Series   8/16 at 100.00          AA+         195,830
                  2006A, 4.000%, 8/01/46
------------------------------------------------------------------------------------------------------------------------------------
       3,710   Total Water and Sewer                                                                                      3,723,305
------------------------------------------------------------------------------------------------------------------------------------
$     42,065   Total Investments (cost $42,518,129) - 154.8%                                                             41,058,621
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.0)%                                                                       (1,050,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.9%                                                                         771,364
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (53.7)% (6)                                                    (14,250,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  26,529,985
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.7%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

NGX | Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 23.7% (15.3% OF TOTAL INVESTMENTS)
$      1,135   Massachusetts Development Finance Agency, Revenue Bonds, Boston         10/15 at 100.00            A   $   1,052,100
                  University, Series 2005T-1, 5.000%, 10/01/39 - AMBAC Insured
         600   Massachusetts Development Finance Agency, Revenue Bonds, Worcester       9/17 at 100.00          AA-         574,584
                  Polytechnic Institute, Series 2007, 5.000%, 9/01/37 - MBIA Insured
       1,250   Massachusetts Development Finance Authority, Revenue Bonds, Middlesex    9/13 at 100.00           A1       1,203,988
                  School, Series 2003, 5.000%, 9/01/33
       3,000   Massachusetts Development Finance Authority, Revenue Bonds, WGBH         1/18 at 100.00          AAA       2,919,990
                  Educational Foundation, Series 2008A, 5.000%, 1/01/42 - AGC Insured
                  (UB)
       1,750   Massachusetts Health and Educational Facilities Authority, Revenue       6/13 at 100.00          AA-       1,769,863
                  Bonds, Boston College, Series 2003N, 5.125%, 6/01/37
       1,500   Massachusetts Health and Educational Facilities Authority, Revenue      11/12 at 100.00            A       1,426,455
                  Bonds, Worcester State College, Series 2002, 5.000%, 11/01/32 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,235   Total Education and Civic Organizations                                                                    8,946,980
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 13.5% (8.7% OF TOTAL INVESTMENTS)
         600   Massachusetts Health and Educational Facilities Authority, Revenue       8/18 at 100.00          AA-         569,448
                  Bonds, Capital Asset Program, Series 1998B-1, 5.375%, 2/01/27 -
                  MBIA Insured
       1,500   Massachusetts Health and Educational Facilities Authority, Revenue       8/18 at 100.00          AA-       1,408,230
                  Bonds, Capital Asset Program, Series 1998B-2, 5.375%, 2/01/28 -
                  MBIA Insured
         455   Massachusetts Health and Educational Facilities Authority, Revenue       7/09 at 101.00          AA-         401,574
                  Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 - MBIA Insured
         585   Massachusetts Health and Educational Facilities Authority, Revenue       7/17 at 100.00         BBB-         394,705
                  Bonds, Milford Regional Medical Center, Series 2007E, 5.000%,
                  7/15/32
         200   Massachusetts Health and Educational Facilities Authority, Revenue       7/15 at 100.00          BB-         114,774
                  Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30
       2,400   Massachusetts Health and Educational Facilities Authority, Revenue       5/12 at 100.00          N/R       2,009,880
                  Bonds, New England Medical Center Hospitals, Series 2002H, 5.000%,
                  5/15/25 - FGIC Insured
         250   Massachusetts Health and Educational Facilities Authority, Revenue       7/15 at 100.00          BBB         193,610
                  Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33
------------------------------------------------------------------------------------------------------------------------------------
       5,990   Total Health Care                                                                                          5,092,221
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 10.2% (6.6% OF TOTAL INVESTMENTS)
         775   Massachusetts Development Finance Authority, Multifamily Housing         7/17 at 100.00          AAA         701,856
                  Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48
       2,000   Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H,      12/12 at 100.00          AA-       1,917,780
                  5.125%, 6/01/43
       1,265   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue    7/12 at 100.00          AAA       1,232,970
                  Bonds, Series 2002H, 5.200%, 7/01/42 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,040   Total Housing/Multifamily                                                                                  3,852,606
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 4.8% (3.1% OF TOTAL INVESTMENTS)
       1,750   Massachusetts Development Finance Authority, GNMA Collateralized        12/12 at 105.00          AAA       1,801,555
                  Revenue Bonds, Neville Communities, Series 2002A, 6.000%, 6/20/44

60 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 17.5% (11.3% OF TOTAL INVESTMENTS)
$      1,280   Littleton, Massachusetts, General Obligation Bonds, Series 2003,         1/13 at 101.00           A+   $   1,324,198
                  5.000%, 1/15/21 - FGIC Insured
       1,500   Massachusetts, General Obligation Bonds, Consolidated Loan, Series         No Opt. Call          AAA       1,770,540
                  2004B, 5.250%, 8/01/21 - FSA Insured
       1,705   North Attleborough, Massachusetts, General Obligation Bonds, Series      7/14 at 101.00           A1       1,935,652
                  2004, 5.000%, 7/15/15 - FGIC Insured
       1,500   Pittsfield, Massachusetts, General Obligation Bonds, Series 2002,        4/12 at 101.00          AA-       1,585,005
                  5.000%, 4/15/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,985   Total Tax Obligation/General                                                                               6,615,395
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 25.6% (16.5% OF TOTAL INVESTMENTS)
       3,000   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Series        5/13 at 100.00            A       3,011,520
                  2002, 5.000%, 5/01/32 - AMBAC Insured
         750   Massachusetts College Building Authority, Project Revenue Bonds,         5/18 at 100.00          AAA         758,580
                  Series 2008A, 5.000%, 5/01/33 - AGC Insured
       2,790   Massachusetts College Building Authority, Project Revenue Refunding      5/13 at 100.00           A1       2,878,945
                  Bonds, Series 2003A, 5.250%, 5/01/22 - SYNCORA GTY Insured
               Massachusetts Development Finance Authority, Revenue Bonds, 100
               Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
       1,475      5.125%, 8/01/28 - MBIA Insured                                        2/12 at 100.00          AA-       1,365,393
       1,500      5.125%, 2/01/34 - MBIA Insured                                        2/12 at 100.00          AA-       1,309,395
         300   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series      No Opt. Call          AA-         319,542
                  2005, 5.000%, 1/01/20 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,815   Total Tax Obligation/Limited                                                                               9,643,375

------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 3.6% (2.3% OF TOTAL INVESTMENTS)
       1,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%,       7/13 at 100.00          AA-         962,030
                  7/01/33 - MBIA Insured
         500   Massachusetts Turnpike Authority, Metropolitan Highway System Revenue    7/09 at 101.00            A         414,415
                  Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,500   Total Transportation                                                                                       1,376,445
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 38.1% (24.6% OF TOTAL INVESTMENTS) (4)
       2,000   Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue     7/12 at 100.00          AAA       2,216,580
                  Refunding Bonds, Series 2002A, 5.000%, 7/01/27 (Pre-refunded
                  7/01/12) - FGIC Insured
         500   Massachusetts Development Finance Authority, Revenue Bonds,              7/13 at 101.00       A- (4)         600,685
                  Massachusetts College of Pharmacy and Allied Health Sciences,
                  Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)
         100   Massachusetts Health and Educational Facilities Authority, Revenue       5/12 at 100.00      N/R (4)         109,202
                  Bonds, New England Medical Center Hospitals, Series 2002H, 5.000%,
                  5/15/25 (Pre-refunded 5/15/12) - FGIC Insured
         525   Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%,       7/09 at 100.00          AAA         653,903
                  7/01/13 (ETM)
       2,000   Massachusetts, General Obligation Bonds, Consolidated Loan, Series      11/11 at 100.00       AA (4)       2,171,420
                  2001D, 5.000%, 11/01/20 (Pre-refunded 11/01/11) - MBIA Insured
       1,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series    1/14 at 100.00        A (4)       1,130,320
                  2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured
       1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series        7/10 at 101.00          AAA       1,590,060
                  2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - FSA Insured
       3,000   Springfield, Massachusetts, General Obligation Bonds, Series 2003,       1/13 at 100.00      AA- (4)       3,403,350
                  5.250%, 1/15/22 (Pre-refunded 1/15/13) - MBIA Insured
       2,140   University of Massachusetts Building Authority, Senior Lien Project     11/14 at 100.00       A+ (4)       2,518,737
                  Revenue Bonds, Series 2004-1, 5.375%, 11/01/21 (Pre-refunded
                  11/01/14) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      12,765   Total U.S. Guaranteed                                                                                     14,394,257
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 61

    | Portfolio of INVESTMENTS May 31. 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 17.9% (11.6% OF TOTAL INVESTMENTS)
$      1,900   Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds,  12/13 at 100.00          AA-   $   1,806,748
                  Series 2003A, 5.000%, 12/01/32 - MBIA Insured
         600   Massachusetts Water Pollution Abatement Trust, Pooled Loan Program       8/16 at 100.00          AAA         590,670
                  Bonds, Series 2006-12, 4.375%, 8/01/31
       1,000   Massachusetts Water Resources Authority, General Revenue Bonds, Series     No Opt. Call          AAA       1,170,310
                  2002J, 5.250%, 8/01/19 - FSA Insured
       1,000   Massachusetts Water Resources Authority, General Revenue Bonds, Series   8/13 at 100.00          AA+       1,028,730
                  2004D, 5.000%, 8/01/24 - MBIA Insured
               Massachusetts Water Resources Authority, General Revenue Bonds, Series
               2006A:
       1,500      5.000%, 8/01/31 - AMBAC Insured                                       8/16 at 100.00          AA+       1,535,280
         125      4.000%, 8/01/46                                                       8/16 at 100.00          AA+          97,915
         495   Springfield Water and Sewerage Commission, Massachusetts, General        7/14 at 100.00          AA-         532,907
                  Revenue Bonds, Series 2003A, 5.000%, 7/01/16 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,620   Total Water and Sewer                                                                                      6,762,560
------------------------------------------------------------------------------------------------------------------------------------

$     57,700   Total Investments (cost $58,588,830) - 154.9%                                                             58,485,394
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.0)%                                                                        (1,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.4%                                                                       1,269,083
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (54.3)% (5)                                                     (20,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  37,754,477
               =====================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.1%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

62 Nuveen Investments

NOM | Nuveen Missouri Premium Income Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.3% (2.1% OF TOTAL INVESTMENTS)
$      1,000   Missouri Development Finance Board, Solid Waste Disposal Revenue           No Opt. Call          AA-   $     951,270
                  Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 2.1% (1.4% OF TOTAL INVESTMENTS)
         250   Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series     6/17 at 100.00          AAA         245,800
                  2007, 5.125%, 6/01/37 - AGC Insured
         365   Missouri Health and Educational Facilities Authority, Revenue Bonds,     4/11 at 100.00         Baa1         369,537
                  Webster University, Series 2001, 5.500%, 4/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         615   Total Education and Civic Organizations                                                                      615,337
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 21.8% (13.9% OF TOTAL INVESTMENTS)
         710   Cape Girardeau County Industrial Development Authority, Missouri,        6/17 at 100.00          N/R         599,268
                  Health Facilities Revenue Bonds, Southeast Missouri Hospital
                  Association, Series 2007, 5.000%, 6/01/27
         930   Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%,     11/16 at 100.00          N/R         727,781
                  5/01/38
         480   Clinton County Industrial Development Authority, Missouri, Revenue      12/17 at 100.00          N/R         283,214
                  Bonds, Cameron Regional Medical Center, Series 2007, 5.000%,
                  12/01/37
         750   Joplin Industrial Development Authority, Missouri, Health Facilities     2/15 at 102.00         BBB+         647,093
                  Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29
         500   Missouri Health & Educational Facilities Authority, St. Luke's           6/11 at 101.00          AAA         504,835
                  Episcopal- Presbyterian Hospitals Revenue Bonds, Series 2001,
                  5.250%, 12/01/26 - FSA Insured
               Missouri Health and Educational Facilities Authority, Revenue
               Bonds, BJC Health System, Series 2003:
       1,500      5.125%, 5/15/25                                                       5/13 at 100.00           AA       1,510,905
       1,155      5.250%, 5/15/32                                                       5/13 at 100.00           AA       1,141,313
         425   Missouri Health and Educational Facilities Authority, Revenue Bonds,     8/09 at 100.00          N/R         411,107
                  Lake Regional Health System, Series 1996, 6.500%, 2/15/21
         500   Missouri Health and Educational Facilities Authority, Revenue Bonds,     2/14 at 100.00         BBB+         429,775
                  Lake Regional Health System, Series 2003, 5.700%, 2/15/34
------------------------------------------------------------------------------------------------------------------------------------
       6,950   Total Health Care                                                                                          6,255,291
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 7.5% (4.8% OF TOTAL INVESTMENTS)
         400   Jefferson County Industrial Development Authority, Missouri,            12/11 at 100.00          N/R         368,256
                  Multifamily Housing Revenue Bonds, Lakewood Apartments Project,
                  Series 2001B, 5.750%, 11/01/34 (Mandatory put 11/01/16)
                  (Alternative Minimum Tax)
         275   Missouri Housing Development Commission, Multifamily Housing Revenue    12/11 at 100.00           AA         285,819
                  Bonds, Series 2001II, 5.250%, 12/01/16
         500   St. Charles County Industrial Development Authority, Missouri,          10/09 at 101.00          AAA         500,365
                  FHA-Insured Multifamily Housing Revenue Bonds, Ashwood Apartments,
                  Series 1998A, 5.600%, 4/01/30 - FSA Insured (Alternative
                  Minimum Tax)
         410   St. Louis County Industrial Development Authority, Missouri, GNMA       10/09 at 100.00          AAA         410,795
                  Collateralized Multifamily Housing Revenue Refunding Bonds,
                  South Summit Apartments, Series 1997A, 5.950%, 4/20/17

                                                           Nuveen Investments 63

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)
$        600   St. Louis County Industrial Development Authority, Missouri, GNMA       10/09 at 100.00          AAA   $     601,356
                  Collateralized Multifamily Housing Revenue Refunding Bonds, South
                  Summit Apartments, Series 1997B, 6.000%, 10/20/15 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,185   Total Housing/Multifamily                                                                                  2,166,591
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 6.3% (4.0% OF TOTAL INVESTMENTS)
          80   Missouri Housing Development Commission, Single Family Mortgage          3/10 at 100.00          AAA          82,154
                  Revenue Bonds, Homeownership Loan Program, Series 2000B-1, 6.250%,
                  3/01/31 (Alternative Minimum Tax)
         920   Missouri Housing Development Commission, Single Family Mortgage          9/16 at 100.00          AAA         847,762
                  Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%,
                  9/01/27 (Alternative Minimum Tax)
       1,000   Missouri Housing Development Commission, Single Family Mortgage          3/17 at 100.00          AAA         889,250
                  Revenue Bonds, Homeownership Loan Program, Series 2007C-1, 4.800%,
                  9/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,000   Total Housing/Single Family                                                                                1,819,166
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 7.5% (4.7% OF TOTAL INVESTMENTS)
       1,750   Cole County Industrial Development Authority, Missouri, Revenue          2/14 at 100.00          N/R       1,375,028
                  Bonds, Lutheran Senior Services - Heisinger Project, Series 2004,
                  5.500%, 2/01/35
         475   Lees Summit Industrial Development Authority, Missouri, Revenue          8/17 at 100.00          N/R         351,348
                  Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%,
                  8/15/32
         500   St. Louis County Industrial Development Authority, Missouri, Revenue     9/17 at 100.00          N/R         414,840
                  Bonds, Friendship Village of West County, Series 2007A, 5.500%,
                  9/01/28
------------------------------------------------------------------------------------------------------------------------------------
       2,725   Total Long-Term Care                                                                                       2,141,216
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)
         750   Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge     6/13 at 101.00         BBB-         491,048
                  North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 27.5% (17.5% OF TOTAL INVESTMENTS)
       1,500   Camdenton Reorganized School District R3, Camden County, Missouri,         No Opt. Call          AAA       1,568,130
                  General Obligation Bonds, Series 2005, 5.250%, 3/01/24 - FSA
                  Insured
         500   Jackson County School District R-7, Lees Summit, Missouri, General       3/12 at 100.00          AAA         543,580
                  Obligation Refunding and Improvement Bonds, Series 2002, 5.250%,
                  3/01/18 - FSA Insured
         500   Missouri School Boards Association, Lease Participation Certificates,    3/17 at 100.00          AAA         528,985
                  Clay County School District 53 Liberty, Series 2007, 5.250%,
                  3/01/27 - FSA Insured
       1,630   North Kansas City School District, Missouri, General Obligation          3/13 at 100.00          AA+       1,715,265
                  Bonds, Series 2003A, 5.000%, 3/01/23
       1,000   Puerto Rico, General Obligation and Public Improvement Bonds, Series       No Opt. Call          AA-       1,000,360
                  2001A, 5.500%, 7/01/20 - MBIA Insured
       2,020   Ritenour Consolidated School District, St. Louis County, Missouri,         No Opt. Call           A1       2,243,715
                  General Obligation Bonds, Series 1995, 7.375%, 2/01/12 - FGIC
                  Insured
         270   St. Louis County Pattonville School District R3, Missouri, General       3/14 at 100.00          AAA         292,502
                  Obligation Bonds, Series 2004, 5.250%, 3/01/20 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,420   Total Tax Obligation/General                                                                               7,892,537
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 27.7% (17.7% OF TOTAL INVESTMENTS)
         600   Chesterfield, Missouri, Certificates of Participation, Series 2005,     12/15 at 100.00          Aa1         607,974
                  5.000%, 12/01/24 - FGIC Insured
          80   Cottleville, Missouri, Certificates of Participation, Series 2006,       8/14 at 100.00          N/R          64,880
                  5.250%, 8/01/31
         400   Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs            4/14 at 100.00          N/R         363,812
                  Redevelopment Project, Series 2006, 4.500%, 4/01/21
         315   Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons            6/16 at 100.00          N/R         213,403
                  Redevelopment Project, Series 2006, 5.000%, 6/01/28

64 Nuveen Investments

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$        475   Kansas City Tax Increment Financing District, Missouri, Tax Increment    6/14 at 102.00          N/R   $     358,183
                  Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%,
                  6/01/24
         415   Missouri Development Finance Board, Independence, Infrastructure         3/16 at 100.00           A+         394,603
                  Facilities Revenue Bonds, Crackerneck Creek Project, Series 2006C,
                  5.000%, 3/01/28
         360   Missouri Development Finance Board, Infrastructure Facilities Revenue    6/15 at 100.00         BBB+         287,723
                  Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35
         450   Monarch-Chesterfield Levee District, St. Louis County, Missouri,         3/10 at 101.00          AA-         465,255
                  Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 -
                  MBIA Insured
         500   Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point       5/12 at 102.00          N/R         347,440
                  Transportation Development District, Series 2006, 5.000%, 5/01/23
         600   Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment        5/15 at 100.00            A         569,358
                  Revenue Bonds, Series 2004, 5.250%, 5/01/20
       1,380   Springfield Center City Development Corporation, Missouri, Lease        11/11 at 100.00           A1       1,502,075
                  Revenue Bonds, Jordan Valley Park Parking Garage, Series 2002D,
                  5.000%, 11/01/22 - AMBAC Insured
       2,000   Springfield Public Building Corporation, Missouri, Lease Revenue         6/10 at 100.00            A       2,071,940
                  Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21
                  - AMBAC Insured
               St. Joseph Industrial Development Authority, Missouri, Tax
               Increment Bonds, Shoppes at North Village Project, Series 2005A:
         340      5.375%, 11/01/24                                                     11/14 at 100.00          N/R         261,814
         400      5.500%, 11/01/27                                                     11/14 at 100.00          N/R         300,848
         200   St. Joseph Industrial Development Authority, Missouri, Tax Increment    11/14 at 100.00          N/R         147,372
                  Bonds, Shoppes at North Village Project, Series 2005B, 5.500%,
                  11/01/27
------------------------------------------------------------------------------------------------------------------------------------
       8,515   Total Tax Obligation/Limited                                                                               7,956,680
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 4.8% (3.1% OF TOTAL INVESTMENTS)
         500   Kansas City, Missouri, Passenger Facility Charge Revenue Bonds,          4/11 at 101.00            A         471,795
                  Kansas City International Airport, Series 2001, 5.000%, 4/01/23 -
                  AMBAC Insured (Alternative Minimum Tax)
       1,000   St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue      9/09 at 102.00          N/R         905,780
                  Refunding and Improvement Bonds, LCRA Parking Facilities, Series
                  1999C, 7.000%, 9/01/19
------------------------------------------------------------------------------------------------------------------------------------
       1,500   Total Transportation                                                                                       1,377,575
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 25.7% (16.4% OF TOTAL INVESTMENTS) (4)
         685   Fenton, Missouri, Tax Increment Refunding and Improvement Revenue       10/12 at 100.00      N/R (4)         780,927
                  Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%,
                  10/01/21 (Pre-refunded 10/01/12)
       2,500   Missouri Health and Educational Facilities Authority, Revenue Bonds,     6/11 at 101.00      AA- (4)       2,727,125
                  SSM Healthcare System, Series 2001A, 5.250%, 6/01/28 (Pre-refunded
                  6/01/11) - AMBAC Insured (5)
       1,000   Missouri Health and Educational Facilities Authority, Revenue Bonds,    12/10 at 101.00        A (4)       1,087,440
                  St. Anthony's Medical Center, Series 2000, 6.250%, 12/01/30
                  (Pre-refunded 12/01/10)
          80   St. Louis County Pattonville School District R3, Missouri, General       3/14 at 100.00          AAA          92,519
                  Obligation Bonds, Series 2004, 5.250%, 3/01/20 (Pre-refunded
                  3/01/14) - FSA Insured
         500   St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue           No Opt. Call      N/R (4)         572,325
                  Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax)
                  (ETM)
       1,000   St. Louis Municipal Finance Corporation, Missouri, Leasehold Revenue     2/12 at 100.00      N/R (4)       1,117,010
                  Bonds, Carnahan Courthouse, Series 2002A, 5.750%, 2/15/16
                  (Pre-refunded 2/15/12) - FGIC Insured
         950   Texas County, Missouri, Hospital Revenue Bonds, Texas County Memorial    6/10 at 100.00      N/R (4)       1,014,572
                  Hospital, Series 2000, 7.250%, 6/15/25 (Pre-refunded 6/15/10)
------------------------------------------------------------------------------------------------------------------------------------
       6,715   Total U.S. Guaranteed                                                                                      7,391,918
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 65

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 9.8% (6.2% OF TOTAL INVESTMENTS)
$      2,965   Missouri Environmental Improvement and Energy Resources Authority,      12/16 at 100.00          AAA   $   2,408,974
                  Water Facility Revenue Bonds, Missouri-American Water Company,
                  Series 2006, 4.600%, 12/01/36 - AMBAC Insured (Alternative Minimum
                  Tax) (UB)
         350   Missouri Environmental Improvement and Energy Resources Authority,         No Opt. Call          Aaa         393,717
                  Water Pollution Control Revenue Bonds, State Revolving Fund
                  Program - Kansas City Project, Series 1997C, 6.750%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
       3,315   Total Water and Sewer                                                                                      2,802,691
------------------------------------------------------------------------------------------------------------------------------------
$     43,690   Total Long-Term Investments (cost $43,905,790) - 145.7%                                                   41,861,320
============------------------------------------------------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 11.1% (7.1% OF TOTAL INVESTMENTS)

               TAX OBLIGATION/LIMITED -11.1% (7.1% OF TOTAL INVESTMENTS)

$      3,200   Kansas City, Missouri, Special Obligation Bonds, H. Roe Bartle           9/09 at 100.00       VMIG-1       3,200,000
                  Convention Center Refunding, Variable Rate Demand Obligations,
                  Series 2008F, 0.650%, 4/15/25 (6)
============------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $3,200,000)                                                             3,200,000
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $47,105,790) - 156.8%                                                             45,061,320
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (7.7)%                                                                        (2,225,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 6.6%                                                                       1,897,535
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (55.7)% (7)                                                     (16,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  28,733,855
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Portion of investment has been pledged as collateral for inverse floating rate transactions.

(6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.5%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

66 Nuveen Investments

| Statement of ASSETS & LIABILITIES
  May 31, 2009

                                                                       CONNECTICUT     CONNECTICUT     CONNECTICUT     CONNECTICUT
                                                                           PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                                            INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                              (NTC)           (NFC)           (NGK)           (NGO)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Long-term investments, at value (cost $111,852,764, $55,995,788,
   $50,443,963 and $89,136,791, respectively)                        $ 109,782,010   $  55,542,133   $  50,556,665   $  87,037,269
Short-term investments (at cost, which approximates value)                      --              --              --              --
Cash                                                                     4,451,447       1,896,265       1,536,211       6,904,003
Receivables:
   Interest                                                              1,759,174         793,168         727,950       1,371,155
   Investments sold                                                        185,000          90,000              --              --
Other assets                                                                18,097          12,898          29,871          13,053
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                      116,195,728      58,334,464      52,850,697      95,325,480
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                                7,965,000       3,820,000       3,460,000       5,780,000
Payables:
   Preferred shares noticed for redemption, at liquidation value         1,525,000         750,000         675,000       1,750,000
   Common share dividends                                                  256,848         136,977         130,672         204,298
   Preferred share dividends                                                 1,486           1,429             995           2,859
Accrued expenses:
   Management fees                                                          59,456          25,326          20,806          37,056
   Other                                                                    36,584          21,997          21,314          31,826
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                   9,844,374       4,755,729       4,308,787       7,806,039
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                  33,450,000      17,250,000      15,450,000      28,275,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                               $  72,901,354   $  36,328,735   $  33,091,910   $  59,244,441
===================================================================================================================================
Common shares outstanding                                                5,363,976       2,580,654       2,317,030       4,365,873
===================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)           $       13.59   $       14.08   $       14.28   $       13.57
===================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                              $      53,640   $      25,807   $      23,170   $      43,659
Paid-in surplus                                                         74,524,660      36,607,532      32,808,667      61,611,912
Undistributed (Over-distribution of) net investment income                 474,468         196,527         211,796         191,277
Accumulated net realized gain (loss) from investments
   and derivative transactions                                             (80,660)        (47,476)        (64,425)       (502,885)
Net unrealized appreciation (depreciation) of investments               (2,070,754)       (453,655)        112,702      (2,099,522)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                               $  72,901,354   $  36,328,735   $  33,091,910   $  59,244,441
-----------------------------------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                                Unlimited       Unlimited       Unlimited       Unlimited
   Preferred                                                             Unlimited       Unlimited       Unlimited       Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 67

| Statement of ASSETS & LIABILITIES (continued)
  May 31, 2009

                                                                                                           INSURED
                                                                     MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS        MISSOURI
                                                                           PREMIUM        DIVIDEND        TAX-FREE         PREMIUM
                                                                            INCOME       ADVANTAGE       ADVANTAGE          INCOME
                                                                              (NMT)           (NMB)           (NGX)           (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Long-term investments, at value (cost $100,505,662, $42,518,129,
   $58,588,830 and $43,905,790, respectively)                        $  97,144,589   $  41,058,621   $  58,485,394   $  41,861,320
Short-term investments (at cost, which approximates value)                      --              --              --       3,200,000
Cash                                                                     1,153,796         190,588         424,349       1,317,808
Receivables:
   Interest                                                              1,700,578         720,389         910,345         730,629
   Investments sold                                                        110,000              --          95,000              --
Other assets                                                                15,268          11,653          36,556           6,987
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                        100,124,231      41,981,251      59,951,644      47,116,744
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                                2,450,000       1,050,000       1,500,000       2,225,000
Payables:
   Preferred shares noticed for redemption, at liquidation value                --              --              --              --
   Common share dividends                                                  262,478         112,824         149,235         113,550
   Preferred share dividends                                                 1,383           1,132           1,265             680
Accrued expenses:
   Management fees                                                          53,461          18,939          24,202          24,595
   Other                                                                    36,333          18,371          22,465          19,064
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                   2,803,655       1,201,266       1,697,167       2,382,889
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                  34,000,000      14,250,000      20,500,000      16,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                               $  63,320,576   $  26,529,985   $  37,754,477   $  28,733,855
===================================================================================================================================
Common shares outstanding                                                4,764,710       1,961,755       2,724,191       2,309,862
===================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)           $       13.29   $       13.52   $       13.86   $       12.44
===================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                              $      47,647   $      19,618   $      27,242   $      23,099
Paid-in surplus                                                         66,159,071      27,773,450      38,386,923      30,967,232
Undistributed (Over-distribution of) net investment income                 495,820         137,815         129,654         152,639
Accumulated net realized gain (loss) from investments
   and derivative transactions                                             (20,889)         58,610        (685,906)       (364,645)
Net unrealized appreciation (depreciation) of investments               (3,361,073)     (1,459,508)       (103,436)     (2,044,470)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                               $  63,320,576   $  26,529,985   $  37,754,477   $  28,733,855
===================================================================================================================================
Authorized shares:
   Common                                                                Unlimited       Unlimited       Unlimited       Unlimited
   Preferred                                                             Unlimited       Unlimited       Unlimited       Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

68 Nuveen Investments

| Statement of OPERATIONS
  Year Ended May 31, 2009

                                                                       CONNECTICUT     CONNECTICUT     CONNECTICUT     CONNECTICUT
                                                                           PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                                            INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                              (NTC)           (NFC)           (NGK)           (NGO)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $  5,518,490   $   2,787,085   $   2,479,643   $   4,309,110
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                            699,899         351,769         317,433         573,137
Preferred shares -- auction fees                                            92,202          46,958          42,145          77,129
Preferred shares -- dividend disbursing agent fees                          10,000          10,000          10,000          10,000
Shareholders' servicing agent fees and expenses                              9,489           1,465           1,295           1,338
Interest expense on floating rate obligations                               79,864          39,269          35,445          63,690
Custodian's fees and expenses                                               27,982          16,134          15,701          22,893
Trustees' fees and expenses                                                  3,398           1,743           1,577           2,772
Professional fees                                                           16,495          13,238          12,826          15,849
Shareholders' reports -- printing and mailing expenses                      29,457          15,993          14,520          23,079
Stock exchange listing fees                                                  9,215             364             327             616
Investor relations expense                                                  12,060           5,904           5,409           9,662
Other expenses                                                              17,524          15,689          14,479          15,770
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     1,007,585         518,526         471,157         815,935
   Custodian fee credit                                                     (2,981)         (1,085)         (4,987)         (9,243)
   Expense reimbursement                                                        --         (72,819)        (94,286)       (166,769)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             1,004,604         444,622         371,884         639,923
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    4,513,886       2,342,463       2,107,759       3,669,187
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                             (65,422)        (52,277)        (53,947)       (124,826)
   Forward swaps                                                                --              --              --              --
   Futures                                                                      --              --              --              --
Change in net unrealized appreciation (depreciation) of:

   Investments                                                          (3,446,470)     (1,392,610)       (903,421)     (2,451,332)
   Forward swaps                                                                --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 (3,511,892)     (1,444,887)       (957,368)     (2,576,158)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                (772,216)       (377,309)       (335,215)       (720,819)
From accumulated net realized gains                                       (147,930)        (97,695)        (99,314)             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                           (920,146)       (475,004)       (434,529)       (720,819)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                    $     81,848   $     422,572   $     715,862   $     372,210
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 69

| Statement of OPERATIONS (continued)
  Year Ended May 31, 2009

                                                                                                           INSURED
                                                                     MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS        MISSOURI
                                                                           PREMIUM        DIVIDEND        TAX-FREE         PREMIUM
                                                                            INCOME       ADVANTAGE       ADVANTAGE          INCOME
                                                                              (NMT)           (NMB)           (NGX)           (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $  5,187,446   $   2,208,851   $   2,896,217   $   2,406,431
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                            616,101         260,498         367,635         285,782
Preferred shares -- auction fees                                            82,393          35,806          49,677          38,773
Preferred shares -- dividend disbursing agent fees                          10,000          10,000          10,000          10,000
Shareholders' servicing agent fees and expenses                              5,743             652             611           3,783
Interest expense on floating rate obligations                               56,807          24,341          34,772          37,244
Custodian's fees and expenses                                               26,129          14,576          18,886          12,772
Trustees' fees and expenses                                                  2,894           1,221           1,770           1,328
Professional fees                                                           15,569          12,167          13,158          11,618
Shareholders' reports -- printing and mailing expenses                      27,912          14,203          17,991          16,556
Stock exchange listing fees                                                  9,207             277             385             325
Investor relations expense                                                  11,139           4,698           6,429           5,317
Other expenses                                                              16,050          15,246          15,616          15,347
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       879,944         393,685         536,930         438,845
   Custodian fee credit                                                    (10,642)         (2,426)           (243)         (4,694)
   Expense reimbursement                                                        --         (54,023)       (114,125)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                               869,302         337,236         422,562         434,151
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    4,318,144       1,871,615       2,473,655       1,972,280
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                             136,221          29,163        (175,187)       (348,183)
   Forward swaps                                                           101,206          62,818              --              --
   Futures                                                                 (44,426)        (13,669)             --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                          (4,755,329)     (1,831,289)     (1,160,172)     (2,238,845)
   Forward swaps                                                           (92,080)        (57,153)             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 (4,654,408)     (1,810,130)     (1,335,359)     (2,587,028)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                (717,206)       (334,450)       (465,067)       (360,699)
From accumulated net realized gains                                        (80,090)             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                           (797,296)       (334,450)       (465,067)       (360,699)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                    $ (1,133,560)  $    (272,965)  $     673,229   $    (975,447)
===================================================================================================================================

                                 See accompanying notes to financial statements.

70 Nuveen Investments

| Statement of CHANGES in NET ASSETS

                                                 CONNECTICUT                  CONNECTICUT                     CONNECTICUT
                                              PREMIUM INCOME (NTC)        DIVIDEND ADVANTAGE (NFC)     DIVIDEND ADVANTAGE 2 (NGK)
                                          ---------------------------   ---------------------------   ---------------------------
                                                  YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                                 ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                               5/31/09        5/31/08        5/31/09        5/31/08        5/31/09        5/31/08
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                     $  4,513,886   $  4,463,982   $  2,342,463   $  2,343,257   $  2,107,759   $  2,107,281
Net realized gain (loss) from:
   Investments                                 (65,422)       298,858        (52,277)       433,225        (53,947)       442,376
   Forward swaps                                    --        487,864             --        348,636             --        273,468
   Futures                                          --             --             --             --             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                              (3,446,470)    (1,365,508)    (1,392,610)      (796,148)      (903,421)      (728,130)
   Forward swaps                                    --         47,886             --         37,677             --         28,258
Distributions to Preferred shareholders:
   From net investment income                 (772,216)    (1,196,691)      (377,309)      (617,335)      (335,215)      (540,900)
   From accumulated net realized gains        (147,930)       (49,238)       (97,695)       (51,129)       (99,314)       (52,122)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                              81,848      2,687,153        422,572      1,698,183        715,862      1,530,231
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                  (3,221,068)    (3,298,641)    (1,722,367)    (1,721,069)    (1,538,392)    (1,556,110)
From accumulated net realized gains           (400,689)      (154,483)      (273,291)      (167,071)      (288,702)      (170,904)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                   (3,621,757)    (3,453,124)    (1,995,658)    (1,888,140)    (1,827,094)    (1,727,014)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                    --         56,012         28,119         39,414         15,125         18,857
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                  --         56,012         28,119         39,414         15,125         18,857
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares              (3,539,909)      (709,959)    (1,544,967)      (150,543)    (1,096,107)      (177,926)
Net assets applicable to Common
   shares at the beginning of year          76,441,263     77,151,222     37,873,702     38,024,245     34,188,017     34,365,943
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year              $ 72,901,354   $ 76,441,263   $ 36,328,735   $ 37,873,702   $ 33,091,910   $ 34,188,017
==================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                            $    474,468   $    (44,979)  $    196,527   $    (39,553)  $    211,796   $    (22,815)
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 71

| Statement of CHANGES in NET ASSETS (continued)

                                                    CONNECTICUT                 MASSACHUSETTS                MASSACHUSETTS
                                            DIVIDEND ADVANTAGE 3 (NGO)      PREMIUM INCOME (NMT)        DIVIDEND ADVANTAGE (NMB)
                                           ---------------------------   ---------------------------   --------------------------
                                                    YEAR          YEAR           YEAR           YEAR           YEAR          YEAR
                                                   ENDED         ENDED          ENDED          ENDED          ENDED         ENDED
                                                 5/31/09       5/31/08        5/31/09        5/31/08        5/31/09       5/31/08
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $  3,669,187   $  3,774,921   $  4,318,144   $  4,178,667   $  1,871,615  $  1,833,775
Net realized gain (loss) from:
   Investments                                 (124,826)       142,304        136,221         55,351         29,163       (51,170)
   Forward swaps                                     --        171,871        101,206        113,292         62,818        43,595
   Futures                                           --             --        (44,426)            --        (13,669)           --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                               (2,451,332)    (1,287,450)    (4,755,329)    (1,860,524)    (1,831,289)     (945,603)
   Forward swaps                                     --          3,949        (92,080)       131,277        (57,153)       72,832
Distributions to Preferred shareholders:
   From net investment income                  (720,819)    (1,099,727)      (717,206)    (1,186,015)      (334,450)     (511,186)
   From accumulated net realized gains               --             --        (80,090)       (28,016)            --       (16,392)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                              372,210      1,705,868     (1,133,560)     1,404,032       (272,965)      425,851
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (2,604,243)    (2,644,809)    (3,084,501)    (2,943,779)    (1,359,879)   (1,328,586)
From accumulated net realized gains                  --             --       (197,208)       (79,074)            --       (48,600)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                    (2,604,243)    (2,644,809)    (3,281,709)    (3,022,853)    (1,359,879)   (1,377,186)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                     --         90,750         15,479         15,691         27,520        14,859
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                   --         90,750         15,479         15,691         27,520        14,859
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               (2,232,033)      (848,191)    (4,399,790)    (1,603,130)    (1,605,324)     (936,476)
Net assets applicable to Common
   shares at the beginning of year           61,476,474     62,324,665     67,720,366     69,323,496     28,135,309    29,071,785
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year               $ 59,244,441   $ 61,476,474   $ 63,320,576   $ 67,720,366   $ 26,529,985  $ 28,135,309
==================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                             $    191,277   $   (152,848)  $    495,820   $    (20,540)  $    137,815  $    (39,471)
==================================================================================================================================

                                 See accompanying notes to financial statements.

72 Nuveen Investments

                                                     INSURED MASSACHUSETTS               MISSOURI
                                                    TAX-FREE ADVANTAGE (NGX)        PREMIUM INCOME (NOM)
                                                  ---------------------------   ---------------------------
                                                          YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED
                                                       5/31/09        5/31/08        5/31/09        5/31/08
------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                             $  2,473,655   $  2,451,685   $  1,972,280   $  2,051,885
Net realized gain (loss) from:
   Investments                                        (175,187)       112,230       (348,183)        23,306
   Forward swaps                                            --         41,813             --             --
   Futures                                                  --             --             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                      (1,160,172)      (729,499)    (2,238,845)    (1,458,850)
   Forward swaps                                            --             --             --             --
Distributions to Preferred shareholders:
   From net investment income                         (465,067)      (703,413)      (360,699)      (465,017)
   From accumulated net realized gains                      --             --             --        (93,600)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                     673,229      1,172,816       (975,447)        57,724
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                          (1,808,499)    (1,769,589)    (1,509,479)    (1,506,279)
From accumulated net realized gains                         --             --             --       (291,322)
------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                           (1,808,499)    (1,769,589)    (1,509,479)    (1,797,601)
------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                        16,315         12,022         48,910         83,533
------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                      16,315         12,022         48,910         83,533
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                      (1,118,955)      (584,751)    (2,436,016)    (1,656,344)
Net assets applicable to Common
   shares at the beginning of year                  38,873,432     39,458,183     31,169,871     32,826,215
------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                      $ 37,754,477   $ 38,873,432   $ 28,733,855   $ 31,169,871
============================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of year       $    129,654   $    (70,435)  $    152,639   $     50,539
============================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 73

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund
(NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM) (collectively, the "Funds"). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the NYSE Amex (formerly, American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

74 Nuveen Investments

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of May 31, 2009, the number of Preferred shares outstanding (excluding Preferred shares noticed for redemption) for each Fund is as follows:

                             CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                 PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NTC)        (NFC)        (NGK)        (NGO)
--------------------------------------------------------------------------------
Number of shares:
   Series T                           --          690           --           --
   Series W                           --           --          618           --
   Series TH                       1,338           --           --           --
   Series F                           --           --           --        1,131
================================================================================

                                                              INSURED
                          MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS  MISSOURI
                                PREMIUM       DIVIDEND       TAX-FREE   PREMIUM
                                 INCOME      ADVANTAGE      ADVANTAGE    INCOME
                                   (NMT)          (NMB)          (NGX)     (NOM)
--------------------------------------------------------------------------------
Number of shares:
   Series T                          --            570             --        --
   Series W                          --             --            820        --
   Series TH                      1,360             --             --       640
   Series F                          --             --             --        --
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future

                                                           Nuveen Investments 75

| Notes to FINANCIAL STATEMENTS (continued)

Common share earnings may be lower than they otherwise would have been. As of May 31, 2009, the aggregate amount of outstanding Preferred Shares redeemed and/or noticed for redemption by each Fund is as follows:

                                              CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                  PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                     (NTC)        (NFC)        (NGK)        (NGO)
-------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed for
   redemption, at liquidation value           $ 4,850,000  $ 2,250,000  $ 2,050,000  $ 3,725,000
-----------------================================================================================

                                                                                  INSURED
                                              MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS  MISSOURI
                                                    PREMIUM       DIVIDEND       TAX-FREE   PREMIUM
                                                     INCOME      ADVANTAGE      ADVANTAGE    INCOME
                                                       (NMT)          (NMB)          (NGX)     (NOM)
----------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed for
   redemption, at liquidation value           $          --  $     750,000  $          --  $     --
====================================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Insurance

Under normal circumstances, Insured Massachusetts Tax-Free Advantage (NGX) will invest at least 80% of its net assets (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. The Fund may also invest up to 20% of its net assets in municipal securities rated below "AA" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds)

76 Nuveen Investments
an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended May 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At May 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                           CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                               PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                  (NTC)          (NFC)          (NGK)         (NGO)
---------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts        $        --    $        --    $        --   $        --
===================================================================================================

                                                                             INSURED
                                         MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                                               PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                                                INCOME      ADVANTAGE      ADVANTAGE        INCOME
                                                  (NMT)          (NMB)          (NGX)         (NOM)
--------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts      $          --  $          --  $          --   $        --
==================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2009, were as follows:

                                           CONNECTICUT   CONNECTICUT   CONNECTICUT   CONNECTICUT
                                               PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                  (NTC)         (NFC)         (NGK)         (NGO)
-------------------------------------------------------------------------------------------------
Average floating rate obligations        $   4,458,674   $ 2,184,038   $ 1,972,353   $ 3,507,126
Average annual interest rate and fees             1.79%         1.80%         1.80%         1.82%
=================================================================================================

                                                           Nuveen Investments 77

| Notes to FINANCIAL STATEMENTS (continued)

                                                                               INSURED
                                         MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                               PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                  (NMT)           (NMB)           (NGX)         (NOM)
-----------------------------------------------------------------------------------------------------
Average floating rate obligations        $    2,863,000  $   1,226,918   $   1,752,740   $ 2,225,000
Average annual interest rate and fees              1.98%          1.98%           1.98%         1.67%
=====================================================================================================

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Forward interest rate swap transactions are intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date.

The average notional amounts during the fiscal year ended May 31, 2009, were as follows:

                                                  CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                                                      PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                                                       INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                         (NTC)          (NFC)          (NGK)         (NGO)
----------------------------------------------------------------------------------------------------------
Forward swap contract average notional balance    $        --    $        --    $        --   $        --
==========================================================================================================

                                                                                      INSURED
                                                MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                      PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                       INCOME       ADVANTAGE       ADVANTAGE        INCOME
                                                         (NMT)           (NMB)           (NGX)         (NOM)
------------------------------------------------------------------------------------------------------------
Forward swap contract average notional balance  $     290,000   $     180,000   $          --      $     --
============================================================================================================

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

78 Nuveen Investments

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable.

The average number of futures contracts outstanding during the fiscal year ended May 31, 2009, were as follows:

                                                 CONNECTICUT   CONNECTICUT   CONNECTICUT   CONNECTICUT
                                                     PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                      INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                        (NTC)         (NFC)         (NGK)         (NGO)
-------------------------------------------------------------------------------------------------------
Average number of futures contracts outstanding           --            --            --            --
=======================================================================================================

                                                                                         INSURED
                                                   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MISSOURI
                                                         PREMIUM        DIVIDEND        TAX-FREE    PREMIUM
                                                          INCOME       ADVANTAGE       ADVANTAGE     INCOME
                                                            (NMT)           (NMB)           (NGX)      (NOM)
------------------------------------------------------------------------------------------------------------
Average number of futures contracts outstanding               --*             --*             --         --
============================================================================================================

* Although the Fund invested in futures contracts during the current fiscal year, the average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund did not hold futures contracts at the beginning of the fiscal year or at the end of any fiscal quarter during the current fiscal year.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold.

Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

                                                           Nuveen Investments 79

| Notes to FINANCIAL STATEMENTS (continued)

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

   Level 1 - Quoted prices in active markets for identical securities.

   Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

   Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of May 31, 2009:

CONNECTICUT PREMIUM INCOME (NTC)                 LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                      $    --   $ 109,782,010   $      --   $ 109,782,010
====================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE (NFC)             LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                      $    --   $  55,542,133   $      --   $  55,542,133
====================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)           LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                      $    --   $  50,556,665   $      --   $  50,556,665
====================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)           LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                      $    --   $  87,037,269   $      --   $  87,037,269
====================================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)               LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                      $    --   $  96,687,084   $ 457,505   $  97,144,589
====================================================================================================
MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)           LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                      $    --   $  40,143,611   $ 915,010   $  41,058,621
====================================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)   LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                      $    --   $  58,485,394   $      --   $  58,485,394
====================================================================================================
MISSOURI PREMIUM INCOME (NOM)                    LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                      $    --   $  45,061,320   $      --   $  45,061,320
====================================================================================================

80 Nuveen Investments

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

                                                             MASSACHUSETTS   MASSACHUSETTS
                                                                   PREMIUM        DIVIDEND
                                                                    INCOME       ADVANTAGE
                                                                      (NMT)           (NMB)
                                                                   LEVEL 3         LEVEL 3
                                                               INVESTMENTS     INVESTMENTS
-------------------------------------------------------------------------------------------
Balance at beginning of year                                 $     389,384   $     778,768
   Gains (losses):
     Net realized gains (losses)                                        --              --
     Net change in unrealized appreciation (depreciation)           68,121         136,242
   Net purchases at cost (sales at proceeds)                            --              --
   Net discounts (premiums)                                             --              --
   Net transfers in to (out of) at end of period fair value             --              --
-------------------------------------------------------------------------------------------
Balance at end of year                                       $     457,505   $     915,010
===========================================================================================

Change in net unrealized appreciation (depreciation) of investments presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

                                                             MASSACHUSETTS   MASSACHUSETTS
                                                                   PREMIUM        DIVIDEND
                                                                    INCOME       ADVANTAGE
                                                                      (NMT)           (NMB)
-------------------------------------------------------------------------------------------
Level 3 net unrealized appreciation (depreciation)           $      68,121   $     136,242
===========================================================================================

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and net change in unrealized appreciation (depreciation) recognized for the fiscal year ended May 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The following Funds held derivative instruments during the fiscal year ended May 31, 2009. None of the Funds had outstanding derivative contracts at May 31, 2009.

                                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS
                                          PREMIUM         PREMIUM        DIVIDEND        DIVIDEND
                                           INCOME          INCOME       ADVANTAGE       ADVANTAGE
                                             (NMT)           (NMT)           (NMB)           (NMB)
AMOUNT OF NET REALIZED GAIN (LOSS)  FORWARD SWAPS         FUTURES   FORWARD SWAPS         FUTURES
--------------------------------------------------------------------------------------------------
RISK EXPOSURE
Interest Rate                       $     101,206   $     (44,426)  $      62,818   $     (13,669)
==================================================================================================

                                                                    MASSACHUSETTS   MASSACHUSETTS
                                                                          PREMIUM        DIVIDEND
                                                                           INCOME       ADVANTAGE
                                                                             (NMT)           (NMB)
AMOUNT OF CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      FORWARD SWAPS   FORWARD SWAPS
--------------------------------------------------------------------------------------------------
RISK EXPOSURE
Interest Rate                                                       $     (92,080)  $     (57,153)
==================================================================================================

                                                           Nuveen Investments 81

| Notes to FINANCIAL STATEMENTS (continued)

4. FUND SHARES

Common Shares

On July 30, 2008, the Funds' Board of Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. Since the inception of this program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

                                             CONNECTICUT         CONNECTICUT DIVIDEND     CONNECTICUT DIVIDEND
                                         PREMIUM INCOME (NTC)       ADVANTAGE (NFC)         ADVANTAGE 2 (NGK)
                                         --------------------   ----------------------   ----------------------
                                             YEAR        YEAR        YEAR         YEAR        YEAR        YEAR
                                            ENDED       ENDED       ENDED        ENDED       ENDED       ENDED
                                          5/31/09     5/31/08     5/31/09      5/31/08     5/31/09     5/31/08
--------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions        --       3,915       1,966        2,675       1,051       1,265
==============================================================================================================

                                         CONNECTICUT DIVIDEND        MASSACHUSETTS       MASSACHUSETTS DIVIDEND
                                           ADVANTAGE 3 (NGO)      PREMIUM INCOME (NMT)         ADVANTAGE (NMB)
                                         --------------------   ----------------------   ----------------------
                                             YEAR        YEAR        YEAR         YEAR        YEAR        YEAR
                                            ENDED       ENDED       ENDED        ENDED       ENDED       ENDED
                                          5/31/09     5/31/08     5/31/09      5/31/08     5/31/09     5/31/08
--------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions        --       6,503       1,224        1,090       2,066       1,004
==============================================================================================================

                                                                       INSURED
                                                                MASSACHUSETTS TAX-FREE          MISSOURI
                                                                    ADVANTAGE (NGX)       PREMIUM INCOME (NOM)
                                                                ----------------------   ----------------------
                                                                     YEAR         YEAR        YEAR        YEAR
                                                                    ENDED        ENDED       ENDED       ENDED
                                                                  5/31/09      5/31/08     5/31/09     5/31/08
--------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                             1,233          863       3,842       5,970
==============================================================================================================

Preferred Shares

Transactions in Preferred shares were as follows:

                                                  CONNECTICUT                              CONNECTICUT
                                              PREMIUM INCOME (NTC)                   DIVIDEND ADVANTAGE (NFC)
                                    --------------------------------------   --------------------------------------
                                        YEAR ENDED            YEAR ENDED          YEAR ENDED        YEAR ENDED
                                          5/31/09               5/31/08             5/31/09          5/31/08
                                    --------------------------------------   --------------------------------------
                                    SHARES        AMOUNT   SHARES   AMOUNT   SHARES        AMOUNT   SHARES   AMOUNT
-------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed
   and/or noticed for redemption:
   Series T                             --   $        --       --   $   --       90   $ 2,250,000       --   $   --
   Series TH                           194     4,850,000       --       --       --            --       --       --
-------------------------------------------------------------------------------------------------------------------
Total                                  194   $ 4,850,000       --   $   --       90   $ 2,250,000       --   $   --
===================================================================================================================

82 Nuveen Investments

                                                  CONNECTICUT                             CONNECTICUT
                                           DIVIDEND ADVANTAGE 2 (NGK)               DIVIDEND ADVANTAGE 3 (NGO)
                                    --------------------------------------   --------------------------------------
                                         YEAR ENDED           YEAR ENDED         YEAR ENDED          YEAR ENDED
                                           5/31/09              5/31/08            5/31/09            5/31/08
                                    --------------------------------------   --------------------------------------
                                    SHARES        AMOUNT   SHARES   AMOUNT   SHARES        AMOUNT   SHARES   AMOUNT
-------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed
and/or noticed for redemption:
   Series W                             82   $ 2,050,000       --   $   --       --   $        --       --   $   --
   Series F                             --            --       --       --      149     3,725,000       --       --
-------------------------------------------------------------------------------------------------------------------
Total                                   82   $ 2,050,000       --   $   --      149   $ 3,725,000       --   $   --
===================================================================================================================

                                                                                          MASSACHUSETTS
                                                                                    DIVIDEND ADVANTAGE (NMB)
                                                                             --------------------------------------
                                                                                   YEAR ENDED         YEAR ENDED
                                                                                     5/31/09            5/31/08
                                                                             --------------------------------------
                                                                             SHARES        AMOUNT   SHARES   AMOUNT
-------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed
   and/or noticed for redemption:
   Series T                                                                      30   $   750,000       --   $   --
===================================================================================================================

During the fiscal years ended May 31, 2009 and May 31, 2008, Massachusetts Premium Income (NMT), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) did not have any transactions in their Preferred shares.

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2009, were as follows:

                          CONNECTICUT   CONNECTICUT   CONNECTICUT   CONNECTICUT
                              PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                               INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                 (NTC)         (NFC)         (NGK)         (NGO)
--------------------------------------------------------------------------------
Purchases                 $        --   $        --   $        --   $        --
Sales and maturities        4,765,152     1,849,302     1,133,520     5,001,580
================================================================================

                                                            INSURED
                        MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS    MISSOURI
                              PREMIUM       DIVIDEND       TAX-FREE     PREMIUM
                               INCOME      ADVANTAGE      ADVANTAGE      INCOME
                                 (NMT)          (NMB)          (NGX)       (NOM)
--------------------------------------------------------------------------------
Purchases               $     985,653  $     480,326  $          --  $  753,650
Sales and maturities        4,444,900      2,016,478      2,721,756   4,515,900
================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2009, the cost of investments was as follows:

                       CONNECTICUT    CONNECTICUT    CONNECTICUT    CONNECTICUT
                           PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND
                            INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                              (NTC)          (NFC)          (NGK)          (NGO)
--------------------------------------------------------------------------------
Cost of investments  $ 103,953,737   $ 52,185,609   $ 46,997,778   $ 83,401,671
================================================================================

                                                           Nuveen Investments 83

| Notes to FINANCIAL STATEMENTS (continued)

                                                                                      INSURED
                                                MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                      PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                       INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                         (NMT)           (NMB)           (NGX)          (NOM)
-------------------------------------------------------------------------------------------------------------
Cost of investments                             $  97,974,505   $  41,431,316   $  57,088,720   $ 44,862,412
=============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2009, were as follows:

                                                  CONNECTICUT    CONNECTICUT      CONNECTICUT    CONNECTICUT
                                                      PREMIUM       DIVIDEND         DIVIDEND       DIVIDEND
                                                       INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                         (NTC)          (NFC)            (NGK)          (NGO)
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                 $   2,243,737   $  1,603,734   $    1,799,056   $  1,990,266
   Depreciation                                    (4,378,961)    (2,067,118)      (1,699,985)    (4,133,594)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                  $  (2,135,224)  $   (463,384)  $       99,071   $ (2,143,328)
=============================================================================================================

                                                                                      INSURED
                                                MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                      PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                       INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                         (NMT)           (NMB)           (NGX)          (NOM)
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                 $   3,075,838   $     813,444   $   1,969,561   $  1,404,277
   Depreciation                                    (6,355,729)     (2,236,128)     (2,072,872)    (3,429,447)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                  $  (3,279,891)  $  (1,422,684)  $    (103,311)  $ (2,025,170)
=============================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2009, the Funds' tax year end, were as follows:

                                                  CONNECTICUT    CONNECTICUT   CONNECTICUT    CONNECTICUT
                                                      PREMIUM       DIVIDEND      DIVIDEND       DIVIDEND
                                                       INCOME      ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                                                         (NTC)          (NFC)         (NGK)          (NGO)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*            $     730,220   $    305,680   $   310,005   $    374,587
Undistributed net ordinary income **                    1,415          3,618            --             34
Undistributed net long-term capital gains              15,102             --            --             --
==========================================================================================================

                                                                                      INSURED
                                                MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS    MISSOURI
                                                      PREMIUM        DIVIDEND        TAX-FREE     PREMIUM
                                                       INCOME       ADVANTAGE       ADVANTAGE      INCOME
                                                         (NMT)           (NMB)           (NGX)       (NOM)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*            $     706,670   $     219,824   $     284,706   $ 259,908
Undistributed net ordinary income **                       --          69,105              --          --
Undistributed net long-term capital gains                  --              --              --          --
==========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2009, paid on June 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

84 Nuveen Investments

The tax character of distributions paid during the Funds' tax years ended May 31, 2009 and May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                     CONNECTICUT       CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                         PREMIUM          DIVIDEND        DIVIDEND      DIVIDEND
                                                          INCOME         ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
2009                                                        (NTC)             (NFC)           (NGK)         (NGO)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***          $ 3,972,803       $ 2,099,897     $ 1,866,508   $ 3,322,638
Distributions from net ordinary income **                487,842           223,136         275,669            --
Distributions from net long-term capital gains****        60,777           147,900         112,806            --
=================================================================================================================

                                                                                           INSURED
                                                     MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                           PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                            INCOME       ADVANTAGE       ADVANTAGE        INCOME
2009                                                          (NMT)           (NMB)           (NGX)         (NOM)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***          $   3,759,696   $   1,690,469   $   2,271,085   $ 1,871,464
Distributions from net ordinary income **                  123,018              --              --            --
Distributions from net long-term capital gains****         154,203              --              --            --
=================================================================================================================

                                                     CONNECTICUT       CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                         PREMIUM          DIVIDEND        DIVIDEND      DIVIDEND
                                                          INCOME         ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
2008                                                        (NTC)             (NFC)           (NGK)         (NGO)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income             $ 4,528,844       $ 2,336,458     $ 2,101,642   $ 3,755,918
Distributions from net ordinary income **                     --             5,381              --           102
Distributions from net long-term capital gains           203,721           218,200         223,026            --
=================================================================================================================

                                                                                           INSURED
                                                     MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                           PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                                                            INCOME       ADVANTAGE       ADVANTAGE        INCOME
2008                                                          (NMT)           (NMB)           (NGX)         (NOM)
-----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income             $   4,147,682   $   1,843,671   $   2,465,317   $ 1,987,482
Distributions from net ordinary income **                       --              --              --            --
Distributions from net long-term capital gains             107,090          64,958              --       384,860
=================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2009.

At May 31, 2009, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                INSURED
                                CONNECTICUT   CONNECTICUT   CONNECTICUT   MASSACHUSETTS     MISSOURI
                                   DIVIDEND      DIVIDEND      DIVIDEND        TAX-FREE      PREMIUM
                                  ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3       ADVANTAGE       INCOME
                                       (NFC)         (NGK)         (NGO)           (NGX)        (NOM)
-----------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2013                 $        --   $        --   $    35,642   $      18,655   $       --
   May 31, 2014                          --            --       111,331         427,135           --
   May 31, 2015                          --            --       211,213              --           --
   May 31, 2017                       1,980           443        43,691         215,629      260,982
-----------------------------------------------------------------------------------------------------
Total                           $     1,980   $       443   $   401,877   $     661,419   $  260,982
=====================================================================================================

                                                           Nuveen Investments 85

| Notes to FINANCIAL STATEMENTS (continued)

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through May 31, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                                        INSURED
                                      CONNECTICUT   CONNECTICUT   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MISSOURI
                                         DIVIDEND      DIVIDEND         PREMIUM        DIVIDEND        TAX-FREE    PREMIUM
                                      ADVANTAGE 2   ADVANTAGE 3          INCOME       ADVANTAGE       ADVANTAGE     INCOME
                                             (NGK)         (NGO)           (NMT)           (NMB)           (NGX)      (NOM)
---------------------------------------------------------------------------------------------------------------------------
Post-October capital losses           $    10,861   $    15,027   $      20,890   $      10,497   $      24,486   $103,662
===========================================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                CONNECTICUT PREMIUM INCOME (NTC)
                                              MASSACHUSETTS PREMIUM INCOME (NMT)
                                                   MISSOURI PREMIUM INCOME (NOM)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                            CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                          CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
                                          CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
                                          MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
                                  INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of May 31, 2009, the complex-level fee rate was .1982%.

86 Nuveen Investments

The complex-level fee schedule is as follows:

COMPLEX-LEVEL                                                  EFFECTIVE RATE AT
NET ASSET BREAKPOINT LEVEL (1)                                  BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets, for funds that use financial leverage, includes assets managed by the Adviser that are attributable to such financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
JANUARY 31,                                       JANUARY 31,
--------------------------------------------------------------------------------
2001*                      .30%                   2007                      .25%
2002                       .30                    2008                      .20
2003                       .30                    2009                      .15
2004                       .30                    2010                      .10
2005                       .30                    2011                      .05
2006                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                   2008                      .25%
2003                       .30                    2009                      .20
2004                       .30                    2010                      .15
2005                       .30                    2011                      .10
2006                       .30                    2012                      .05
2007                       .30
================================================================================

*     From the commencement of operations.

                                                           Nuveen Investments 87

| Notes to FINANCIAL STATEMENTS (continued)

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
SEPTEMBER 30,                                     SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                   2007                      .32%
2003                       .32                    2008                      .24
2004                       .32                    2009                      .16
2005                       .32                    2010                      .08
2006                       .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage's (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
NOVEMBER 30,                                      NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                   2007                      .32%
2003                       .32                    2008                      .24
2004                       .32                    2009                      .16
2005                       .32                    2010                      .08
2006                       .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage
(NGX) for any portion of its fees and expenses beyond November 30, 2010.

8. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

During April 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, "Accounting for Transfers of Financial Assets -an amendment of SFAS No. 140." The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

88 Nuveen Investments

SFAS No. 166 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2009, to shareholders of record on June 15, 2009, as follows:

                        CONNECTICUT    CONNECTICUT    CONNECTICUT   CONNECTICUT
                            PREMIUM       DIVIDEND       DIVIDEND      DIVIDEND
                             INCOME      ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                               (NTC)          (NFC)          (NGK)         (NGO)
--------------------------------------------------------------------------------
Dividend per share      $     .0535    $     .0570    $     .0590   $     .0510
================================================================================
                                                          INSURED
                      MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS      MISSOURI
                            PREMIUM       DIVIDEND       TAX-FREE       PREMIUM
                             INCOME      ADVANTAGE      ADVANTAGE        INCOME
                               (NMT)          (NMB)          (NGX)         (NOM)
--------------------------------------------------------------------------------
Dividend per share    $       .0610  $       .0600  $       .0565      $  .0545
================================================================================

                                                           Nuveen Investments 89

| Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                   Investment Operations
                                                 ------------------------------------------------------------
                                                                          Distributions  Distributions
                                                                               from Net           from
                                      Beginning                              Investment        Capital
                                         Common                      Net      Income to       Gains to
                                          Share         Net    Realized/      Preferred      Preferred
                                      Net Asset  Investment   Unrealized         Share-         Share-
                                          Value      Income  Gain (Loss)       holders+       holders+  Total
-------------------------------------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
-------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                  $   14.25  $      .84  $      (.66) $        (.14) $        (.03) $ .01
2008                                      14.39         .83         (.09)          (.22)          (.01)   .51
2007                                      14.42         .83          .07           (.20)          (.01)   .69
2006                                      15.26         .84         (.54)          (.14)          (.03)   .13
2005                                      14.60         .88          .75           (.09)            --   1.54

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
-------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                      14.69         .91         (.55)          (.15)          (.04)   .17
2008                                      14.76         .91          .01           (.24)          (.02)   .66
2007                                      14.75         .92          .04           (.22)            --    .74
2006                                      15.39         .93         (.55)          (.17)            --    .21
2005                                      14.56         .95          .86           (.09)            --   1.72
=============================================================================================================

                                              Less Distributions
                                      --------------------------------
                                             Net
                                      Investment    Capital                  Ending
                                       Income to   Gains to                  Common
                                          Common     Common                   Share      Ending
                                          Share-     Share-               Net Asset      Market
                                         holders    holders      Total        Value       Value
-----------------------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                  $     (.60) $    (.07) $    (.67) $     13.59  $    13.35
2008                                        (.62)      (.03)      (.65)       14.25       14.08
2007                                        (.65)      (.07)      (.72)       14.39       14.91
2006                                        (.75)      (.22)      (.97)       14.42       13.95
2005                                        (.87)      (.01)      (.88)       15.26       15.81

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        (.67)      (.11)      (.78)       14.08       13.75
2008                                        (.67)      (.06)      (.73)       14.69       14.93
2007                                        (.73)        --       (.73)       14.76       16.37
2006                                        (.85)        --       (.85)       14.75       16.26
2005                                        (.89)        --       (.89)       15.39       15.73
===============================================================================================

                                          Preferred  Shares at End of Period
                                        -------------------------------------
                                           Aggregate     Liquidation
                                              Amount      and Market         Asset
                                         Outstanding           Value      Coverage
                                                (000)      Per Share     Per Share
----------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
----------------------------------------------------------------------------------
Year Ended 5/31:
2009                                     $    34,975    $     25,000    $   77,110
2008                                          38,300          25,000        74,896
2007                                          38,300          25,000        75,360
2006                                          38,300          25,000        75,443
2005                                          38,300          25,000        78,217

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
----------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          18,000          25,000        75,457
2008                                          19,500          25,000        73,556
2007                                          19,500          25,000        73,749
2006                                          19,500          25,000        73,596
2005                                          19,500          25,000        75,595
==================================================================================

90 Nuveen Investments

                                                                       Ratios/Supplemental Data
                                                         ----------------------------------------------------
                                                                              Ratios to Average Net Assets
                                                                               Applicable to Common Shares
                                        Total Returns                          Before Credit/Reimbursement
                                      -----------------                ----------------------------------------
                                                  Based        Ending
                                                     on           Net
                                       Based     Common        Assets
                                          on  Share Net    Applicable   Expenses      Expenses               Net
                                      Market      Asset     to Common  Including      Excluding       Investment
                                      Value*     Value*   Shares (000)  Interest++(a)  Interest++(a)      Income++
------------------------------------------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                     .32%       .45% $     72,901       1.43%          1.32%            6.40%
2008                                   (1.08)      3.60        76,441       1.30           1.27             5.82
2007                                   12.33       4.79        77,151       1.24           1.24             5.67
2006                                   (6.00)       .88        77,278       1.25           1.25             5.66
2005                                   15.61      10.82        81,529       1.24           1.24             5.81

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                   (2.10)      1.50        36,329       1.47           1.36             6.45
2008                                   (4.10)      4.62        37,874       1.33           1.31             5.90
2007                                    5.46       5.05        38,024       1.29           1.29             5.78
2006                                    8.79       1.38        37,905       1.29           1.29             5.70
2005                                   17.89      12.06        39,464       1.29           1.29             5.81
==================================================================================================================

                                                      Ratios/Supplemental Data
                                      ------------------------------------------------------
                                             Ratios to Average Net Assets
                                              Applicable to Common Shares
                                             After Credit/Reimbursement**
                                      -----------------------------------------
                                       Expenses        Expenses             Net   Portfolio
                                      Including       Excluding      Investment    Turnover
                                       Interest++(a)   Interest++(a)     Income++      Rate
--------------------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
--------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                       1.43%           1.31%           6.40%         --%
2008                                       1.28            1.26            5.84          22
2007                                       1.21            1.21            5.69           8
2006                                       1.23            1.23            5.68          16
2005                                       1.24            1.24            5.82          12

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
--------------------------------------------------------------------------------------------
Year Ended 5/31:

2009                                       1.26            1.15            6.66          --
2008                                       1.03            1.01            6.20          20
2007                                        .92             .92            6.16           9
2006                                        .84             .84            6.14          14
2005                                        .83             .83            6.27           9
===========================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 91

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                      Investment Operations
                                                   ---------------------------------------------------------------
                                                                             Distributions  Distributions
                                                                                  from Net           from
                                        Beginning                               Investment        Capital
                                           Common                       Net      Income to       Gains to
                                            Share         Net     Realized/      Preferred      Preferred
                                        Net Asset  Investment    Unrealized         Share-         Share-
                                            Value      Income    Gain (Loss)      holders+       holders+    Total
------------------------------------------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                    $   14.76  $      .91  $       (.43) $        (.14) $        (.04) $   .30
2008                                        14.85         .91          (.01)          (.23)          (.02)     .65
2007                                        14.86         .91           .08           (.22)          (.01)     .76
2006                                        15.64         .91          (.60)          (.17)          (.01)     .13
2005                                        15.01         .92           .74           (.09)            --     1.57

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        14.08         .84          (.58)          (.17)            --      .09
2008                                        14.30         .87          (.23)          (.25)            --      .39
2007                                        14.18         .86           .13           (.23)            --      .76
2006                                        14.78         .84          (.54)          (.18)            --      .12
2005                                        13.97         .86           .83           (.10)            --     1.59
==================================================================================================================

                                                Less Distributions
                                        ---------------------------------
                                                 Net
                                          Investment    Capital                 Ending
                                           Income to   Gains to                 Common
                                              Common     Common                  Share     Ending
                                              Share-     Share-              Net Asset     Market
                                             holders    holders     Total        Value      Value
-------------------------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
-------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                    $       (.66) $    (.12) $   (.78) $     14.28  $   14.30
2008                                            (.67)      (.07)     (.74)       14.76      15.00
2007                                            (.73)      (.04)     (.77)       14.85      16.38
2006                                            (.83)      (.08)     (.91)       14.86      16.60
2005                                            (.87)      (.07)     (.94)       15.64      15.98

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
-------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                            (.60)        --      (.60)       13.57      13.04
2008                                            (.61)        --      (.61)       14.08      13.63
2007                                            (.64)        --      (.64)       14.30      14.70
2006                                            (.72)        --      (.72)       14.18      14.09
2005                                            (.78)        --      (.78)       14.78      14.54
=================================================================================================

                                            Preferred Shares at End of Period
                                        ------------------------------------------
                                            Aggregate    Liquidation
                                               Amount     and Market         Asset
                                          Outstanding          Value      Coverage
                                                 (000)     Per Share     Per Share
----------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
----------------------------------------------------------------------------------
Year Ended 5/31:
2009                                    $      16,125  $      25,000  $     76,305
2008                                           17,500         25,000        73,840
2007                                           17,500         25,000        74,094
2006                                           17,500         25,000        74,074
2005                                           17,500         25,000        76,579

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
----------------------------------------------------------------------------------
Year Ended 5/31:
2009                                           30,025         25,000        74,329
2008                                           32,000         25,000        73,028
2007                                           32,000         25,000        73,691
2006                                           32,000         25,000        73,302
2005                                           32,000         25,000        75,253
==================================================================================

92 Nuveen Investments

                                                                                    Ratios/Supplemental Data
                                                                  -------------------------------------------------------------
                                                                                          Ratios to Average Net Assets
                                                                                          Applicable to Common Shares
                                              Total Returns                               Before Credit/Reimbursement
                                        ------------------------                  ---------------------------------------------
                                                           Based          Ending
                                                              on             Net
                                                Based     Common          Assets
                                                   on  Share Net      Applicable     Expenses        Expenses             Net
                                               Market      Asset       to Common    Including       Excluding      Investment
                                               Value*     Value*     Shares (000)    Interest++(a)   Interest++(a)     Income++
-------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                             1.40%      2.52% $       33,092         1.48%           1.37%           6.31%
2008                                            (3.63)      4.54          34,188         1.36            1.33            5.79
2007                                             3.58       5.13          34,366         1.31            1.31            5.60
2006                                             9.78        .84          34,352         1.29            1.29            5.51
2005                                            19.92      10.70          36,105         1.28            1.28            5.52

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                              .53        .89          59,244         1.43            1.32            6.12
2008                                            (3.07)      2.79          61,476         1.29            1.27            5.70
2007                                             9.15       5.42          62,325         1.26            1.26            5.44
2006                                             1.84        .83          61,826         1.24            1.24            5.30
2005                                            18.17      11.60          64,324         1.24            1.24            5.40
===============================================================================================================================

                                                         Ratios/Supplemental Data
                                        ----------------------------------------------------------
                                                   Ratios to Average Net Assets
                                                    Applicable to Common Shares
                                                   After Credit/Reimbursement**
                                        ----------------------------------------------
                                           Expenses        Expenses              Net    Portfolio
                                          Including       Excluding       Investment     Turnover
                                           Interest++(a)   Interest++(a)      Income++       Rate
--------------------------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                           1.17%           1.06%            6.62%          --%
2008                                            .98             .95             6.17           23
2007                                            .85             .85             6.06           12
2006                                            .83             .83             5.97           11
2005                                            .82             .82             5.98           12

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                           1.12            1.01             6.43           --
2008                                            .86             .84             6.13           24
2007                                            .76             .76             5.94           15
2006                                            .74             .74             5.80            9
2005                                            .76             .76             5.89            9
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 93

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                             Investment Operations
                                                      ---------------------------------------------------------------------
                                                                                    Distributions  Distributions
                                                                                         from Net           from
                                           Beginning                                   Investment        Capital
                                              Common                         Net        Income to       Gains to
                                               Share          Net      Realized/        Preferred      Preferred
                                           Net Asset   Investment     Unrealized           Share-         Share-
                                               Value       Income    Gain (Loss)         holders+       holders+      Total
----------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                    $      14.22  $       .91  $        (.98) $          (.15) $        (.02)   $  (.24)
2008                                           14.56          .88           (.32)            (.25)          (.01)       .30
2007                                           14.45          .88            .13             (.23)            --***     .78
2006                                           15.10          .88           (.50)            (.18)            --        .20
2005                                           14.34          .91            .81             (.08)            --       1.64

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                           14.36          .95           (.93)            (.17)            --       (.15)
2008                                           14.84          .94           (.45)            (.26)          (.01)       .22
2007                                           14.83          .93            .08             (.25)            --        .76
2006                                           15.65          .95           (.54)            (.17)          (.02)       .22
2005                                           14.84          .97            .95             (.08)            --       1.84
============================================================================================================================

                                                  Less Distributions
                                        -------------------------------------
                                                 Net
                                          Investment     Capital                    Ending
                                           Income to    Gains to                    Common
                                              Common      Common                     Share     Ending
                                              Share-      Share-                 Net Asset     Market
                                             holders     holders       Total         Value      Value
-----------------------------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
-----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                    $       (.65) $     (.04)   $   (.69) $      13.29  $   13.28
2008                                            (.62)       (.02)       (.64)        14.22      13.61
2007                                            (.67)         --***     (.67)        14.56      14.33
2006                                            (.81)       (.04)       (.85)        14.45      14.35
2005                                            (.88)         --        (.88)        15.10      16.14

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                            (.69)         --        (.69)        13.52      13.83
2008                                            (.68)       (.02)       (.70)        14.36      14.61
2007                                            (.75)         --        (.75)        14.84      16.28
2006                                            (.85)       (.19)      (1.04)        14.83      15.53
2005                                            (.92)       (.11)      (1.03)        15.65      17.45
=====================================================================================================

                                              Preferred Shares at End of Period
                                        --------------------------------------------
                                             Aggregate     Liquidation
                                                Amount      and Market         Asset
                                           Outstanding           Value      Coverage
                                                  (000)      Per Share     Per Share
------------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                    $       34,000  $       25,000  $     71,559
2008                                            34,000          25,000        74,794
2007                                            34,000          25,000        75,973
2006                                            34,000          25,000        75,571
2005                                            34,000          25,000        77,682

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                            14,250          25,000        71,544
2008                                            15,000          25,000        71,892
2007                                            15,000          25,000        73,453
2006                                            15,000          25,000        73,340
2005                                            15,000          25,000        75,899
====================================================================================

94 Nuveen Investments

                                                                                     Ratios/Supplemental Data
                                                                  -------------------------------------------------------------
                                                                                           Ratios to Average Net Assets
                                                                                          Applicable to Common Shares
                                             Total Returns                                 Before Credit/Reimbursement
                                      --------------------------                -----------------------------------------------
                                                           Based          Ending
                                                              on             Net
                                                Based     Common          Assets
                                                   on  Share Net      Applicable     Expenses        Expenses             Net
                                               Market      Asset       to Common    Including       Excluding      Investment
                                                Value*     Value*    Shares (000)    Interest++(a)   Interest++(a)     Income++
-------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                             3.54%    (1.36)% $       63,321         1.43%           1.34%           7.01%
2008                                             (.48)      2.08          67,720         1.26            1.26            6.09
2007                                             4.60       5.47          69,323         1.24            1.24            5.97
2006                                            (6.14)      1.41          68,776         1.25            1.25            5.98
2005                                            18.97      11.74          71,648         1.24            1.24            6.15

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                             (.04)      (.70)         26,530         1.54            1.44            7.09
2008                                            (5.73)      1.55          28,135         1.32            1.32            6.11
2007                                            10.04       5.14          29,072         1.33            1.33            5.84
2006                                            (5.23)      1.49          29,004         1.29            1.29            5.79
2005                                            24.96      12.76          30,539         1.31            1.31            5.83
===============================================================================================================================

                                                        Ratios/Supplemental Data
                                      ------------------------------------------------------------
                                                Ratios to Average Net Assets
                                               Applicable to Common Shares
                                                After Credit/Reimbursement**
                                      ------------------------------------------------
                                           Expenses        Expenses              Net    Portfolio
                                          Including       Excluding       Investment     Turnover
                                           Interest++(a)   Interest++(a)      Income++       Rate
--------------------------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                           1.41%           1.32%        7.02%               1%
2008                                           1.24            1.24         6.11               14
2007                                           1.23            1.23         5.98                9
2006                                           1.24            1.24         6.00               13
2005                                           1.24            1.24         6.16               18

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                           1.32            1.22         7.31                1
2008                                           1.02            1.02         6.42               15
2007                                            .95             .95         6.21                9
2006                                            .83             .83         6.24               13
2005                                            .86             .86         6.28               12
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 95

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                   Investment Operations
                                                             ------------------------------------------------------------------
                                                                                        Distributions  Distributions
                                                                                             from Net           from
                                                  Beginning                                Investment        Capital
                                                     Common                        Net      Income to       Gains to
                                                      Share          Net     Realized/      Preferred      Preferred
                                                  Net Asset   Investment    Unrealized         Share-         Share-
                                                      Value       Income    Gain (Loss)      holders+       holders+     Total
-------------------------------------------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                            $     14.28  $       .91  $       (.50) $        (.17) $          --    $  .24
2008                                                  14.50          .90          (.21)          (.26)            --       .43
2007                                                  14.39          .90           .08           (.25)            --       .73
2006                                                  14.93          .90          (.53)          (.20)            --       .17
2005                                                  14.04          .92           .90           (.09)            --      1.73

MISSOURI PREMIUM INCOME (NOM)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                  13.52          .85         (1.12)          (.16)            --      (.43)
2008                                                  14.27          .89          (.62)          (.20)          (.04)      .03
2007                                                  14.40          .90          (.08)          (.23)            --***    .59
2006                                                  15.11          .92          (.51)          (.17)          (.01)      .23
2005                                                  14.37          .94           .77           (.09)            --      1.62
===============================================================================================================================

                                                           Less Distributions
                                                --------------------------------------
                                                          Net
                                                   Investment       Capital                Ending
                                                    Income to      Gains to                Common
                                                       Common        Common                 Share      Ending
                                                       Share-        Share-             Net Asset      Market
                                                      holders       holders     Total       Value       Value
-------------------------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
-------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                            $        (.66) $         --    $ (.66) $    13.86  $    13.15
2008                                                     (.65)           --      (.65)      14.28       14.14
2007                                                     (.62)           --      (.62)      14.50       14.45
2006                                                     (.71)           --      (.71)      14.39       13.43
2005                                                     (.84)           --      (.84)      14.93       15.94

MISSOURI PREMIUM INCOME (NOM)
-------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                     (.65)           --      (.65)      12.44       12.90
2008                                                     (.65)         (.13)     (.78)      13.52       14.76
2007                                                     (.72)           --***   (.72)      14.27       16.56
2006                                                     (.84)         (.10)     (.94)      14.40       16.35
2005                                                     (.88)           --      (.88)      15.11       17.90
=============================================================================================================

                                                      Preferred Shares at End of Period
                                                --------------------------------------------
                                                     Aggregate     Liquidation
                                                        Amount      and Market         Asset
                                                   Outstanding           Value      Coverage
                                                          (000)      Per Share     Per Share
--------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
--------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                            $       20,500  $       25,000  $     71,042
2008                                                    20,500          25,000        72,407
2007                                                    20,500          25,000        73,120
2006                                                    20,500          25,000        72,779
2005                                                    20,500          25,000        74,526

MISSOURI PREMIUM INCOME (NOM)
--------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                    16,000          25,000        69,897
2008                                                    16,000          25,000        73,703
2007                                                    16,000          25,000        76,291
2006                                                    16,000          25,000        76,460
2005                                                    16,000          25,000        78,468
============================================================================================

96 Nuveen Investments

                                                                                          Ratios/Supplemental Data
                                                                        -----------------------------------------------------------
                                                                                                 Ratios to Average Net Assets
                                                                                                Applicable to Common Shares
                                                     Total Returns                               Before Credit/Reimbursement
                                                ----------------------                ---------------------------------------------
                                                                Based         Ending
                                                                   on            Net
                                                   Based       Common         Assets
                                                      on    Share Net     Applicable    Expenses        Expenses              Net
                                                  Market        Asset      to Common   Including       Excluding       Investment
                                                  Value*        Value*   Shares (000)   Interest++(a)   Interest++(a)      Income++
------------------------------------------------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                               (2.11)%       2.00%  $     37,754        1.47%           1.38%            6.47%
2008                                                2.49         3.04         38,873        1.29            1.29             5.82
2007                                               12.49         5.12         39,458        1.28            1.28             5.67
2006                                              (11.62)        1.20         39,179        1.29            1.29             5.66
2005                                               20.95        12.62         40,611        1.27            1.27             5.83

MISSOURI PREMIUM INCOME (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                               (7.83)       (2.92)        28,734        1.55            1.42             6.96
2008                                               (5.74)         .26         31,170        1.52            1.31             6.43
2007                                                5.98         4.17         32,826        1.39            1.30             6.15
2006                                               (3.53)        1.57         32,934        1.29            1.29             6.20
2005                                               24.38        11.54         34,219        1.29            1.29             6.29
====================================================================================================================================

                                                                    Ratios/Supplemental Data
                                                ---------------------------------------------------------------
                                                            Ratios to Average Net Assets
                                                          Applicable to Common Shares
                                                            After Credit/Reimbursement**
                                                ---------------------------------------------------
                                                      Expenses         Expenses               Net    Portfolio
                                                     Including        Excluding        Investment     Turnover
                                                      Interest++(a)    Interest++(a)       Income++       Rate
---------------------------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
---------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                      1.16%            1.06%             6.78%          --%
2008                                                       .84              .84              6.26           13
2007                                                       .77              .77              6.17            6
2006                                                       .79              .79              6.16            5
2005                                                       .79              .79              6.31            2

MISSOURI PREMIUM INCOME (NOM)
---------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                      1.53             1.40              6.97            2
2008                                                      1.51             1.30              6.44            5
2007                                                      1.37             1.27              6.18           16
2006                                                      1.27             1.27              6.22            9
2005                                                      1.28             1.28              6.30           17
===============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 97

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                     NUMBER             PRINCIPAL
                                                       YEAR FIRST    OF PORTFOLIOS      OCCUPATION(S)
      NAME,                                            ELECTED OR    IN FUND COMPLEX    INCLUDING OTHER
      BIRTHDATE                    POSITION(S) HELD    APPOINTED     OVERSEEN BY        DIRECTORSHIPS
      & ADDRESS                    WITH THE FUNDS      AND TERM(1)   BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     ROBERT P. BREMNER                                                                 Private Investor and Management Consultant;
      8/22/40                      Chairman of                                          Treasurer and Director, Humanities Council
      333 W. Wacker Drive          the Board                1997             199        of Washington D.C.
      Chicago, IL 60606            and Board Member

o     JACK B. EVANS                                                                     President, The Hall-Perrine Foundation, a
      10/22/48                                                                          private philanthropic corporation (since
      333 W. Wacker Drive          Board Member             1999             199        1996); Director and Vice Chairman, United
      Chicago, IL 60606                                                                 Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College;
                                                                                        Director, Iowa College Foundation; Member of
                                                                                        the Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

o     WILLIAM C. HUNTER                                                                 Dean, Tippie College of Business, University
      3/6/48                                                                            of Iowa (since 2006); Director (since 2004)
      333 W. Wacker Drive          Board Member             2004             199        of Xerox Corporation; Director (since 2005),
      Chicago, IL 60606                                                                 Beta Gamma Sigma International Honor
                                                                                        Society; formerly, Dean and Distinguished
                                                                                        Professor of Finance, School of Business at
                                                                                        the University of Connecticut (2003-2006);
                                                                                        previously, Senior Vice President and
                                                                                        Director of Research at the Federal Reserve
                                                                                        Bank of Chicago (1995-2003); Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005);
                                                                                        formerly, Director (1997-2007), Credit
                                                                                        Research Center at Georgetown University.

o     DAVID J. KUNDERT                                                                  Director, Northwestern Mutual Wealth
      10/28/42                                                                          Management Company; retired (since 2004) as
      333 W. Wacker Drive          Board Member             2005             199        Chairman, JPMorgan Fleming Asset Management,
      Chicago, IL 60606                                                                 President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

o     WILLIAM J. SCHNEIDER                                                              Chairman of Miller-Valentine Partners Ltd.,
      9/24/44                                                                           a real estate investment company; formerly,
      333 W. Wacker Drive          Board Member             1997             199        Senior Partner and Chief Operating Officer
      Chicago, IL 60606                                                                 (retired, 2004) of Miller-Valentine Group;
                                                                                        member, University of Dayton Business School
                                                                                        Advisory Council; member, Dayton
                                                                                        Philharmonic Orchestra Association;
                                                                                        formerly, member, Business Advisory Council,
                                                                                        Cleveland Federal Reserve Bank; formerly,
                                                                                        Director, Dayton Development Coalition.

98 Nuveen Investments

                                                                     NUMBER             PRINCIPAL
                                                       YEAR FIRST    OF PORTFOLIOS      OCCUPATION(S)
      NAME,                                            ELECTED OR    IN FUND COMPLEX    INCLUDING OTHER
      BIRTHDATE                    POSITION(S) HELD    APPOINTED     OVERSEEN BY        DIRECTORSHIPS
      & ADDRESS                    WITH THE FUNDS      AND TERM(1)   BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     JUDITH M. STOCKDALE                                                               Executive Director, Gaylord and Dorothy
      12/29/47                                                                          Donnelley Foundation (since 1994); prior
      333 W. Wacker Drive          Board Member             1997             199        thereto, Executive Director, Great Lakes
      Chicago, IL 60606                                                                 Protection Fund (from 1990 to 1994).

o     CAROLE E. STONE                                                                   Director, Chicago Board Options Exchange
      6/28/47                                                                           (since 2006); Commissioner, New York State
      333 W. Wacker Drive          Board Member             2007             199        Commission on Public Authority Reform (since
      Chicago, IL 60606                                                                 2005); formerly, Chair, New York Racing
                                                                                        Association Oversight Board (2005-2007).

o     TERENCE J. TOTH                                                                   Director, Legal & General Investment
      9/29/59                                                                           Management America, Inc. (since 2008);
      333 W. Wacker Drive          Board Member             2008             199        Managing Partner, Musso Capital Management
      Chicago, IL 60606                                                                 (since 2008); CEO and President, Northern
                                                                                        Trust Investments (2004-2007); Executive
                                                                                        Vice President, Quantitative Management &
                                                                                        Securities Lending (2004-2007); prior
                                                                                        thereto, various positions with Northern
                                                                                        Trust Company (since 1994); Member: Goodman
                                                                                        Theatre Board (since 2004), Chicago
                                                                                        Fellowship Boards (since 2005), University
                                                                                        of Illinois Leadership Council Board (since
                                                                                        2007) and Catalyst Schools of Chicago Board
                                                                                        (since 2008); formerly, Member: Northern
                                                                                        Trust Mutual Funds Board (2005-2007),
                                                                                        Northern Trust Investments Board
                                                                                        (2004-2007), Northern Trust Japan Board
                                                                                        (2004-2007), Northern Trust Securities Inc.
                                                                                        Board (2003-2007) and Northern Trust Hong
                                                                                        Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o     JOHN P. AMBOIAN(2)                                                                Chief Executive Officer (since July 2007)
      6/14/61                                                                           and Director (since 1999) of Nuveen
      333 W. Wacker Drive          Board Member             2008             199        Investments, Inc.; Chief Executive Officer
      Chicago, IL 60606                                                                 (since 2007) of Nuveen Asset Management,
                                                                                        Nuveen Investments Advisors, Inc. formerly,
                                                                                        President (1999-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3)

                                                           Nuveen Investments 99

                                                                     NUMBER
                                                                     OF PORTFOLIOS
      NAME,                                            YEAR FIRST    IN FUND COMPLEX    PRINCIPAL
      BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN           OCCUPATION(S)
      AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     GIFFORD R. ZIMMERMAN                                                              Managing Director (since 2002), Assistant
      9/9/56                       Chief                                                Secretary and Associate General Counsel of
      333 W. Wacker Drive          Administrative           1988             199        Nuveen Investments, LLC; Managing Director,
      Chicago, IL 60606            Officer                                              Associate General Counsel and Assistant
                                                                                        Secretary, of Nuveen Asset Management (since
                                                                                        2002) and of Symphony Asset Management LLC,
                                                                                        (since 2003); Vice President and Assistant
                                                                                        Secretary of NWQ Investment Management
                                                                                        Company, LLC. (since 2002), Nuveen
                                                                                        Investments Advisers Inc. (since 2002),
                                                                                        Tradewinds Global Investors, LLC, and Santa
                                                                                        Barbara Asset Management, LLC (since 2006),
                                                                                        Nuveen HydePark Group LLC and Nuveen
                                                                                        Investment Solutions, Inc. (since 2007);
                                                                                        Managing Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3); Chartered
                                                                                        Financial Analyst.

o     WILLIAM ADAMS IV                                                                  Executive Vice President of Nuveen
      6/9/55                                                                            Investments, Inc.; Executive Vice President,
      333 W. Wacker Drive          Vice President           2007             125        U.S. Structured Products of Nuveen
      Chicago, IL 60606                                                                 Investments, LLC, (since 1999), prior
                                                                                        thereto, Managing Director of Structured
                                                                                        Investments.

o     MARK J.P. ANSON                                                                   President and Executive Director of Nuveen
      6/10/59                                                                           Investments, Inc. (since 2007); President of
      333 W. Wacker Drive          Vice President           2009             199        Nuveen Investments Institutional Services
      Chicago, IL 60606                                                                 Group LLC (since 2007); previously, Chief
                                                                                        Executive Officer of the British Telecom
                                                                                        Pension Scheme (2006-2007) and Chief
                                                                                        Investment Officer of Calpers (1999-2006);
                                                                                        PhD, Chartered Financial Analyst, Chartered
                                                                                        Alternative Investment Analyst, Certified
                                                                                        Public Accountant, Certified Management
                                                                                        Accountant and Certified Internal Auditor.

o     CEDRIC H. ANTOSIEWICZ                                                             Managing Director, (since 2004), previously,
      1/11/62                                                                           Vice President (1993-2004) of Nuveen
      333 W. Wacker Drive          Vice President           2007             125        Investments, LLC.
      Chicago, IL 60606

o     NIZIDA ARRIAGA                                                                    Vice President (since 2007) of Nuveen
      6/1/68                                                                            Investments, LLC; previously, Portfolio
      333 W. Wacker Drive          Vice President           2009             199        Manager, Allstate Investments, LLC
      Chicago, IL 60606                                                                 (1996-2006); Chartered Financial Analyst.

o     MICHAEL T. ATKINSON                                                               Vice President (since 2002) of Nuveen
      2/3/66                       Vice President                                       Investments, LLC.; Vice President of Nuveen
      333 W. Wacker Drive          and Assistant            2000             199        Asset Management (since 2005).
      Chicago, IL 60606            Secretary

o     MARGO L. COOK                                                                     Executive Vice President (since Oct 2008) of
      4/11/64                                                                           Nuveen Investments, Inc.; previously, Head
      333 W. Wacker Drive          Vice President           2009             199        of Institutional Asset Management
      Chicago, IL 60606                                                                 (2007-2008) of Bear Stearns Asset
                                                                                        Management; Head of Institutional Asset Mgt
                                                                                        (1986-2007) of Bank of NY Mellon; Chartered
                                                                                        Financial Analyst.

o     LORNA C. FERGUSON                                                                 Managing Director (since 2004) of Nuveen
      10/24/45                                                                          Investments, LLC; Managing Director (since
      333 W. Wacker Drive          Vice President           1998             199        2005) of Nuveen Asset Management; Managing
      Chicago, IL 60606                                                                 Director (2004-2005), of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3)

100 Nuveen Investments

                                                                     NUMBER
                                                                     OF PORTFOLIOS
      NAME,                                            YEAR FIRST    IN FUND COMPLEX    PRINCIPAL
      BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN           OCCUPATION(S)
      AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     STEPHEN D. FOY                                                                    Vice President (since 1993) and Funds
      5/31/54                      Vice President                                       Controller (since 1998) of Nuveen
      333 W. Wacker Drive          and Controller           1998             199        Investments, LLC; Vice President (since
      Chicago, IL 60606                                                                 2005) of Nuveen Asset Management; Certified
                                                                                        Public Accountant.

o     WILLIAM T. HUFFMAN                                                                Chief Operating Officer, Municipal Fixed
      5/7/69                                                                            Income (since 2008) of Nuveen Asset
      333 W. Wacker Drive          Vice President           2009             199        Management; previously, Chairman, President
      Chicago, IL 60606                                                                 and Chief Executive Officer (2002 - 2007) of
                                                                                        Northern Trust Global Advisors, Inc. and
                                                                                        Chief Executive Officer (2007) of Northern
                                                                                        Trust Global Investments Limited; CPA.

o     WALTER M. KELLY                                                                   Senior Vice President (since 2008), Vice
      2/24/70                      Chief Compliance                                     President (2006-2008) formerly, Assistant
      333 W. Wacker Drive          Officer and              2003             199        Vice President and Assistant General Counsel
      Chicago, IL 60606            Vice President                                       (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

o     DAVID J. LAMB                                                                     Senior Vice President (since 2009),
      3/22/63                                                                           formerly, Vice President (2000-2009) of
      333 W. Wacker Drive          Vice President           2000             199        Nuveen Investments, LLC; Vice President
      Chicago, IL 60606                                                                 (since 2005) of Nuveen Asset Management;
                                                                                        Certified Public Accountant.

o     TINA M. LAZAR                                                                     Senior Vice President (since 2009),
      8/27/61                                                                           formerly, Vice President of Nuveen
      333 W. Wacker Drive          Vice President           2002             199        Investments, LLC (1999-2009); Vice President
      Chicago, IL 60606                                                                 of Nuveen Asset Management (since 2005).

o     LARRY W. MARTIN                                                                   Vice President, Assistant Secretary and
      7/27/51                      Vice President                                       Assistant General Counsel of Nuveen
      333 W. Wacker Drive          and Assistant            1988             199        Investments, LLC; Vice President (since
      Chicago, IL 60606            Secretary                                            2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since 1997)
                                                                                        of Nuveen Asset Management; Vice President
                                                                                        and Assistant Secretary of Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC,
                                                                                        Santa Barbara Asset Management LLC (since
                                                                                        2006) and of Nuveen HydePark Group, LLC and
                                                                                        Nuveen Investment Solutions, Inc. (since
                                                                                        2007); formerly, Vice President and
                                                                                        Assistant Secretary of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional Advisory Corp.(3)

o     KEVIN J. MCCARTHY                                                                 Managing Director (since 2008), formerly,
      3/26/66                      Vice President                                       Vice President (2007-2008), Nuveen
      333 W. Wacker Drive          and Secretary            2007             199        Investments, LLC; Managing Director (since
      Chicago, IL 60606                                                                 2008), formerly, Vice President, and
                                                                                        Assistant Secretary, Nuveen Asset
                                                                                        Management, and Nuveen Investments Holdings,
                                                                                        Inc.; Vice President (since 2007) and
                                                                                        Assistant Secretary, Nuveen Investment
                                                                                        Advisers Inc., Nuveen Investment
                                                                                        Institutional Services Group LLC, NWQ
                                                                                        Investment Management Company, LLC,
                                                                                        Tradewinds Global Investors LLC, NWQ
                                                                                        Holdings, LLC, Symphony Asset Management
                                                                                        LLC, Santa Barbara Asset Management LLC,
                                                                                        Nuveen HydePark Group, LLC and Nuveen
                                                                                        Investment Solutions, Inc. (since 2007);
                                                                                        prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                        LLP (1997-2007).

                                                          Nuveen Investments 101

                                                                     NUMBER
                                                                     OF PORTFOLIOS
      NAME,                                            YEAR FIRST    IN FUND COMPLEX    PRINCIPAL
      BIRTHDATE                    POSITION(S) HELD    ELECTED OR    OVERSEEN           OCCUPATION(S)
      AND ADDRESS                  WITH THE FUNDS      APPOINTED(4)  BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     JOHN V. MILLER                                                                    Managing Director (since 2007), formerly,
      4/10/67                      Vice President           2007             199        Vice President (2002-2007) of Nuveen Asset
      333 W. Wacker Drive                                                               Management and Nuveen Investments, LLC;
      Chicago, IL 60606                                                                 Chartered Financial Analyst.

o     GREGORY MINO                                                                      Vice President of Nuveen Investments, LLC
      1/4/71                       Vice President           2009             199        (since 2008); previously, Director
      333 W. Wacker Drive                                                               (2004-2007) and Executive Director
      Chicago, IL 60606                                                                 (2007-2008) of UBS Global Asset Management;
                                                                                        previously, Vice President (2000-2003) and
                                                                                        Director (2003-2004) of Merrill Lynch
                                                                                        Investment Managers; Chartered Financial
                                                                                        Analyst.

o     CHRISTOPHER M. ROHRBACHER                                                         Vice President, Nuveen Investments, LLC
      8/1/71                       Vice President                                       (since 2008); Vice President and Assistant
      333 W. Wacker Drive          and Assistant            2008             199        Secretary, Nuveen Asset Management (since
      Chicago, IL 60606            Secretary                                            2008); prior thereto, Associate, Skadden,
                                                                                        Arps, Slate Meagher & Flom LLP (2002-2008).

o     JAMES F. RUANE                                                                    Vice President, Nuveen Investments, LLC
      7/3/62                       Vice President                                       (since 2007); prior thereto, Partner,
      333 W. Wacker Drive          and Assistant            2007             199        Deloitte & Touche USA LLP (2005-2007),
      Chicago, IL 60606            Secretary                                            formerly, senior tax manager (2002-2005);
                                                                                        Certified Public Accountant.

o     MARK L. WINGET                                                                    Vice President, Nuveen Investments, LLC
      12/21/68                     Vice President                                       (since 2008); Vice President and Assistant
      333 W. Wacker Drive          and Assistant            2008             199        Secretary, Nuveen Asset Management (since
      Chicago, IL 60606            Secretary                                            2008); prior thereto, Counsel, Vedder Price
                                                                                        P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

102 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital") which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the

                                                          Nuveen Investments 103

Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the Funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-

104 Nuveen Investments
end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Funds managed by NAM in the aggregate ranked by peer group and the performance of such Funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                          Nuveen Investments 105
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of the Fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the

106 Nuveen Investments

      Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                                                          Nuveen Investments 107

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for Funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

108 Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 109

Reinvest Automatically Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

110 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 111

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short- term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportion- ately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

112 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 113

Notes

114 Nuveen Investments

Other Useful Information

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at
(202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed/noticed for redemption shares of their common and/or preferred stock as shown in the accompanying table.

                                                               Preferred Shares
                               Common Shares                    Redeemed and/or
Fund                             Repurchased             Noticed for Redemption
NTC                                       --                                194
NFC                                       --                                 90
NGK                                       --                                 82
NGO                                       --                                149
NMT                                       --                                 --
NMB                                       --                                 30
NGX                                       --                                 --
NOM                                       --                                 --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 115

Nuveen Investments: Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC                                  It's not what you earn,
333 West Wacker Drive                                     it's what you keep.(R)
Chicago, IL 60606
www.nuveen.com

EAN-B-0509D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             Nuveen Connecticut Dividend Advantage Municipal Fund 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                       AUDIT FEES BILLED                AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED          TO FUND (1)                   BILLED TO FUND (2)             BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                $ 10,292                            $ 0                          $   0                   $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved               0%                             0%                             0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2008                $ 10,064                            $ 0                          $ 500                   $ 800
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved               0%                             0%                             0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                AUDIT-RELATED FEES            TAX FEES BILLED TO               ALL OTHER FEES
                                               BILLED TO ADVISER AND              ADVISER AND                  BILLED TO ADVISER
                                                  AFFILIATED FUND               AFFILIATED FUND               AND AFFILIATED FUND
                                                 SERVICE PROVIDERS             SERVICE PROVIDERS               SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                                            $ 0                             $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                              0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2008                                            $ 0                             $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                              0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                                    TOTAL NON-AUDIT FEES
                                                                     BILLED TO ADVISER AND
                                                                    AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                                     PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                                     RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                    TOTAL NON-AUDIT FEES            OPERATIONS AND FINANCIAL          PROVIDERS (ALL OTHER
                                       BILLED TO FUND                REPORTING OF THE FUND)               ENGAGEMENTS)        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                               $   850                             $ 0                            $ 0            $   850
May 31, 2008                               $ 1,300                             $ 0                            $ 0            $ 1,300

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                 FUND
Cathryn P. Steeves   Nuveen Connecticut Dividend Advantage Municipal Fund 3

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER    TYPE OF ACCOUNT MANAGED           ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves   Registered Investment Company     44         $7.717 billion
                     Other Pooled Investment Vehicles  0          $0
                     Other Accounts                    0          $0

* Assets are as of May 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2009, the S&P/Investortools Municipal Bond index was comprised of 52,924 securities with an aggregate current market value of $1,076 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                        DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES
                                                                                      DOLLAR RANGE      BENEFICIALLY OWNED
                                                                                      OF EQUITY         IN THE REMAINDER OF
                                                                                      SECURITIES        NUVEEN FUNDS MANAGED
NAME OF                                                                               BENEFICIALLY      BY NAM'S MUNICIPAL
PORTFOLIO MANAGER        FUND                                                         OWNED IN FUND     INVESTMENT TEAM
----------------------------------------------------------------------------------------------------------------------------
Cathryn P. Steeves       Nuveen Connecticut Dividend Advantage Municipal Fund 3       $0                $10,001-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University as well as an MA, an MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Dividend Advantage Municipal Fund 3
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 6, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 6, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 6, 2009
    -------------------------------------------------------------------